UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08326

MFS VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015*

*	Effective March 27, 2015, MFS Core Equity Series, a series of the Registrant, was reorganized into MFS Core Equity Portfolio, a series of MFS Variable Insurance Trust II; MFS Investors Growth Stock Series, a series of the Registrant, was reorganized into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II; and MFS Research International Series, a series of the Registrant, was reorganized into MFS Research International Portfolio, a series of MFS Variable Insurance Trust II. Effective June 19, 2015, MFS Core Equity Series was terminated as a series of the Registrant, and effective April 27, 2015, MFS Research International Series and MFS Investors Growth Stock Series were each terminated as series of the Registrant. Effective April 30, 2015, the series of the Registrant designated as MFS Research Bond Series was redesignated as MFS Total Return Bond Series.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

December 31, 2015

MFS® GLOBAL EQUITY SERIES

MFS® Variable Insurance Trust

VGE-ANN

MFS® GLOBAL EQUITY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Equity Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Equity Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Thermo Fisher Scientific, Inc.	2.8%
Nestle S.A.	2.7%
Honeywell International, Inc.	2.6%
Accenture PLC, “A”	2.5%
Walt Disney Co.	2.5%
Reckitt Benckiser Group PLC	2.5%
Time Warner, Inc.	2.3%
Visa, Inc., “A”	2.2%
Bayer AG	2.1%
State Street Corp.	2.1%

Equity sectors
Consumer Staples	18.3%
Health Care	17.1%
Financial Services	15.1%
Leisure	11.0%
Industrial Goods & Services	8.4%
Basic Materials	6.4%
Retailing	5.9%
Special Products & Services	5.7%
Technology	5.4%
Transportation	4.1%
Energy	1.5%
Autos & Housing	0.9%

Issuer country weightings (x)
United States	55.9%
United Kingdom	10.1%
Switzerland	8.6%
France	7.5%
Germany	6.1%
Netherlands	2.3%
Canada	1.7%
Sweden	1.7%
Japan	1.5%
Other Countries	4.6%

Currency exposure weightings (y)
United States Dollar	58.2%
Euro	16.8%
British Pound Sterling	10.1%
Swiss Franc	8.6%
Swedish Krona	1.7%
Japanese Yen	1.5%
Danish Krone	0.9%
Brazilian Real	0.7%
South Korean Won	0.6%
Other Currencies	0.9%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

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MFS Global Equity Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Global Equity Series (“fund”) provided a total return of –1.41%, while Service Class shares of the fund provided a total return of –1.67%. These compare with a return of –0.32% over the same period for the fund’s benchmark, the MSCI World Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

Stock selection in the retailing sector detracted from performance relative to the MSCI World Index. Within this sector, not holding internet retailer Amazon.com held back relative results. The stock outperformed the benchmark during the reporting period as investors reacted favorably to strong earnings results led by the cloud computing division and healthy online sales trends.

Security selection in the transportation sector also weighed on relative performance. An overweight position in railroad company Canadian National Railway (Canada) hindered relative returns as shares lagged the index as concerns regarding the company’s weaker carload volumes for coal, metals and crude appeared to have weighed on the stock.

Elsewhere, the portfolio’s overweight positions in media firm Time Warner, investment management firm Franklin Resources, financial services company American Express, custody bank State Street, industrial gas supplier Linde (Germany), enterprise software products maker Oracle and building systems and aerospace products and services provider United Technologies weakened relative results. Not holding shares of internet search company Alphabet (formerly Google) also hurt relative performance.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Contributors to Performance

A combination of the fund’s overweight position and security selection in the consumer staples sector benefited relative results. Within this sector, overweight positions in Swedish paper manufacturer and consumer goods company Svenska Cellulosa, household products manufacturer Reckitt Benckiser (United Kingdom), brewer Heineken (Netherlands) and food manufacturing company Kellogg all boosted relative returns. Investors appeared to have reacted favorably to strategic acquisitions, strong organic sales and an improvement in margins which drove shares of Svenska Cellulosa to outpace the benchmark during the reporting period.

An underweight position in the energy sector and avoiding the utilities & communications sector further aided relative performance. However, there were no individual stocks within either sector that were among the fund’s largest relative contributors during the period.

3

MFS Global Equity Series

Management Review – continued

Stocks in other sectors that bolstered relative performance included overweight positions in management consulting firm Accenture, media conglomerate Walt Disney, global payments technology company Visa, life sciences supply company Thermo Fisher Scientific, automotive replacement parts distributor AutoZone and video, high-speed data and voice services provider Time Warner Cable.

Respectfully,

David Mannheim	Roger Morley
Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Equity Series

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/03/99	(1.41)%	9.08%	7.50%
Service Class	5/01/00	(1.67)%	8.82%	7.23%

Comparative benchmark
MSCI World Index (f)		(0.32)%	8.19%	5.56%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Equity Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	1.00%	$1,000.00	$958.95	$4.94
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
Service Class	Actual	1.25%	$1,000.00	$957.74	$6.17
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Global Equity Series

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.8%
Aerospace – 4.8%
Honeywell International, Inc.	13,243	$1,371,578
MTU Aero Engines Holding AG	4,024	392,260
United Technologies Corp.	8,192	787,005

		$2,550,843

Airlines – 0.4%
Aena S.A. (a)	1,787	$203,598

Alcoholic Beverages – 5.9%
AmBev S.A.	49,468	$221,505
Carlsberg A.S., “B”	5,325	470,810
Diageo PLC	38,760	1,057,004
Heineken N.V.	6,678	569,957
Pernod Ricard S.A.	7,036	799,930

		$3,119,206

Apparel Manufacturers – 3.2%
Burberry Group PLC	17,252	$303,923
Compagnie Financiere Richemont S.A.	6,828	490,478
LVMH Moet Hennessy Louis Vuitton S.A.	5,711	892,782

		$1,687,183

Automotive – 0.9%
Delphi Automotive PLC	4,901	$420,163
Harley-Davidson, Inc.	1,710	77,617

		$497,780

Broadcasting – 7.6%
Omnicom Group, Inc.	7,129	$539,380
Time Warner, Inc.	19,153	1,238,625
Viacom, Inc., “B”	2,408	99,113
Walt Disney Co.	12,511	1,314,656
WPP PLC	36,303	835,612

		$4,027,386

Brokerage & Asset Managers – 1.5%
Deutsche Boerse AG	3,453	$305,420
Franklin Resources, Inc.	13,671	503,366

		$808,786

Business Services – 5.7%
Accenture PLC, “A”	12,727	$1,329,972
Adecco S.A.	6,643	456,972
Brenntag AG	4,197	219,051
Compass Group PLC	39,105	677,371
NOW, Inc. (a)(l)	3,150	49,833
PayPal Holdings, Inc. (a)	7,272	263,246

		$2,996,445

Cable TV – 2.2%
British Sky Broadcasting Group PLC	32,857	$537,571
Time Warner Cable, Inc.	3,256	604,281

		$1,141,852

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Chemicals – 2.5%
3M Co.	5,763	$868,138
Monsanto Co.	4,861	478,906

		$1,347,044

Computer Software – 2.2%
Check Point Software Technologies Ltd. (a)	3,268	$265,950
Oracle Corp.	24,405	891,515

		$1,157,465

Consumer Products – 6.3%
Colgate-Palmolive Co.	10,633	$708,370
International Flavors & Fragrances, Inc.	3,683	440,634
Reckitt Benckiser Group PLC	14,081	1,296,141
Svenska Cellulosa Aktiebolaget	30,276	879,243

		$3,324,388

Electrical Equipment – 3.6%
Amphenol Corp., “A”	6,996	$365,401
Legrand S.A.	8,545	482,287
Rockwell Automation, Inc.	1,178	120,875
Schneider Electric S.A.	9,497	540,720
W.W. Grainger, Inc.	1,916	388,162

		$1,897,445

Electronics – 2.0%
Hoya Corp.	9,400	$383,226
Microchip Technology, Inc.	8,092	376,602
Samsung Electronics Co. Ltd.	291	310,739

		$1,070,567

Energy – Independent – 0.3%
INPEX Corp.	18,000	$177,537

Food & Beverages – 6.1%
Danone S.A.	13,608	$918,368
Kellogg Co.	12,402	896,293
Nestle S.A.	18,961	1,405,459

		$3,220,120

Food & Drug Stores – 0.4%
Lawson, Inc.	2,600	$210,852

Gaming & Lodging – 0.7%
Sands China Ltd.	27,600	$93,350
William Hill PLC	29,875	174,405
Wynn Resorts Ltd. (l)	1,135	78,531

		$346,286

Insurance – 0.4%
Swiss Re Ltd.	2,332	$226,853

Internet – 0.5%
eBay, Inc. (a)	9,422	$258,917

7

MFS Global Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 5.6%
Bank of New York Mellon Corp.	23,331	$961,704
Goldman Sachs Group, Inc.	3,485	628,102
Standard Chartered PLC	33,849	281,287
State Street Corp.	16,434	1,090,560

		$2,961,653

Medical Equipment – 12.3%
Cooper Cos., Inc.	3,010	$403,942
DENTSPLY International, Inc.	5,855	356,277
Medtronic PLC	12,492	960,885
Sonova Holding AG	2,382	302,744
St. Jude Medical, Inc.	13,058	806,593
Stryker Corp.	8,628	801,886
Thermo Fisher Scientific, Inc.	10,556	1,497,369
Waters Corp. (a)	4,250	571,965
Zimmer Biomet Holdings, Inc.	7,942	814,770

		$6,516,431

Network & Telecom – 0.7%
Cisco Systems, Inc.	13,409	$364,121

Oil Services – 1.2%
National Oilwell Varco, Inc.	5,306	$177,698
Schlumberger Ltd.	6,595	460,001

		$637,699

Other Banks & Diversified Financials – 7.5%
American Express Co.	10,798	$751,001
Credicorp Ltd.	790	76,883
Erste Group Bank AG (a)	8,024	250,775
Grupo Financiero Banorte S.A. de C.V.	36,456	200,932
Itau Unibanco Holding S.A., ADR	21,039	136,964
Julius Baer Group Ltd.	6,991	335,174
Kasikornbank Co. Ltd.	25,000	103,355
Komercni Banka A.S.	498	98,680
UBS AG	42,863	824,851
Visa, Inc., “A”	15,239	1,181,784

		$3,960,399

Pharmaceuticals – 4.8%
Bayer AG	9,038	$1,133,919
Johnson & Johnson	3,714	381,502
Merck KGaA	4,763	462,642
Roche Holding AG	1,934	532,987

		$2,511,050

Railroad & Shipping – 2.2%
Canadian National Railway Co.	15,931	$890,224
Union Pacific Corp.	3,464	270,885

		$1,161,109

Restaurants – 0.6%
McDonald’s Corp.	1,149	$135,743
Whitbread PLC	2,702	174,615

		$310,358

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – 3.9%
Akzo Nobel N.V.	9,497	$634,338
L’Air Liquide S.A.	2,150	241,475
Linde AG	5,052	733,315
Praxair, Inc.	4,371	447,590

		$2,056,718

Specialty Stores – 2.3%
AutoZone, Inc. (a)	598	$443,662
Hermes International	277	93,394
Sally Beauty Holdings, Inc. (a)	13,323	371,578
Urban Outfitters, Inc. (a)	12,478	283,873

		$1,192,507

Trucking – 1.5%
United Parcel Service, Inc., “B”	8,283	$797,073

Total Common Stocks (Identified Cost, $35,591,186)		$52,739,671

MONEY MARKET FUNDS – 0.6%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	284,710	$284,710

COLLATERAL FOR SECURITIES LOANED – 0.2%
Navigator Securities Lending Prime Portfolio, 0.32%, at Cost and Net Asset Value (j)	115,848	$115,848

Total Investments (Identified Cost, $35,991,744)		$53,140,229

OTHER ASSETS, LESS LIABILITIES – (0.6)%		(301,627)

NET ASSETS – 100.0%		$52,838,602

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

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MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $35,707,034)	$52,855,519
Underlying affiliated funds, at cost and value	284,710
Total investments, at value, including $112,905 of securities on loan (identified cost, $35,991,744)	$53,140,229
Cash	3,199
Foreign currency, at value (identified cost, $1,705)	1,667
Receivables for
Investments sold	2,322
Fund shares sold	21,790
Interest and dividends	103,030
Receivable from investment adviser	2,255
Other assets	672
Total assets		$53,275,164
Liabilities
Payable for fund shares reacquired	$273,638
Collateral for securities loaned, at value	115,848
Payable to affiliates
Shareholder servicing costs	98
Distribution and/or service fees	96
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	46,869
Total liabilities		$436,562
Net assets		$52,838,602
Net assets consist of
Paid-in capital	$32,785,790
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	17,144,403
Accumulated net realized gain (loss) on investments and foreign currency	2,394,586
Undistributed net investment income	513,823
Net assets		$52,838,602
Shares of beneficial interest outstanding		2,874,951

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$45,945,788	2,498,254	$18.39
Service Class	6,892,814	376,697	18.30

See Notes to Financial Statements

9

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$1,142,626
Interest	6,400
Dividends from underlying affiliated funds	381
Foreign taxes withheld	(52,190)
Total investment income		$1,097,217
Expenses
Management fee	$575,437
Distribution and/or service fees	17,975
Shareholder servicing costs	12,285
Administrative services fee	18,680
Independent Trustees’ compensation	2,808
Custodian fee	32,678
Shareholder communications	10,941
Audit and tax fees	58,602
Legal fees	442
Miscellaneous	11,324
Total expenses		$741,172
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(147,810)
Net expenses		$593,360
Net investment income		$503,857
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $1,123 country tax)	$2,792,061
Foreign currency	(904)
Net realized gain (loss) on investments and foreign currency		$2,791,157
Change in unrealized appreciation (depreciation)
Investments (net of $9,125 decrease in deferred country tax)	$(4,117,285)
Translation of assets and liabilities in foreign currencies	(703)
Net unrealized gain (loss) on investments and foreign currency translation		$(4,117,988)
Net realized and unrealized gain (loss) on investments and foreign currency		$(1,326,831)
Change in net assets from operations		$(822,974)

See Notes to Financial Statements

10

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$503,857	$618,571
Net realized gain (loss) on investments and foreign currency	2,791,157	1,918,060
Net unrealized gain (loss) on investments and foreign currency translation	(4,117,988)	(288,274)
Change in net assets from operations	$(822,974)	$2,248,357
Distributions declared to shareholders
From net investment income	$(594,700)	$(423,888)
From net realized gain on investments	(1,953,509)	(597,485)
Total distributions declared to shareholders	$(2,548,209)	$(1,021,373)
Change in net assets from fund share transactions	$(1,958,038)	$(4,151,496)
Total change in net assets	$(5,329,221)	$(2,924,512)
Net assets
At beginning of period	58,167,823	61,092,335
At end of period (including undistributed net investment income of $513,823 and $606,695, respectively)	$52,838,602	$58,167,823

See Notes to Financial Statements

11

MFS Global Equity Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$19.59	$19.18	$15.14	$12.71	$13.40
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.20	$0.14	$0.16	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(0.49)	0.54	4.05	2.76	(0.72)
Total from investment operations	$(0.31)	$0.74	$4.19	$2.92	$(0.58)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.14)	$(0.15)	$(0.16)	$(0.11)
From net realized gain on investments	(0.68)	(0.19)	—	(0.33)	—
Total distributions declared to shareholders	$(0.89)	$(0.33)	$(0.15)	$(0.49)	$(0.11)
Net asset value, end of period (x)	$18.39	$19.59	$19.18	$15.14	$12.71
Total return (%) (k)(r)(s)(x)	(1.41)	3.87	27.81	23.34	(4.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.28	1.31	1.30	1.40
Expenses after expense reductions (f)	1.00	1.09	1.15	1.15	1.15
Net investment income	0.91	1.06	0.82	1.15	1.08
Portfolio turnover	12	15	25	21	15
Net assets at end of period (000 omitted)	$45,946	$51,635	$54,075	$41,297	$35,426

See Notes to Financial Statements

12

MFS Global Equity Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$19.50	$19.10	$15.09	$12.68	$13.37
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.15	$0.09	$0.12	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.48)	0.54	4.05	2.75	(0.71)
Total from investment operations	$(0.35)	$0.69	$4.14	$2.87	$(0.60)
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.10)	$(0.13)	$(0.13)	$(0.09)
From net realized gain on investments	(0.68)	(0.19)	—	(0.33)	—
Total distributions declared to shareholders	$(0.85)	$(0.29)	$(0.13)	$(0.46)	$(0.09)
Net asset value, end of period (x)	$18.30	$19.50	$19.10	$15.09	$12.68
Total return (%) (k)(r)(s)(x)	(1.67)	3.63	27.52	22.98	(4.53)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	1.53	1.56	1.54	1.65
Expenses after expense reductions (f)	1.25	1.34	1.40	1.40	1.40
Net investment income	0.67	0.80	0.54	0.87	0.83
Portfolio turnover	12	15	25	21	15
Net assets at end of period (000 omitted)	$6,893	$6,533	$7,018	$4,127	$2,640

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Global Equity Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Equity Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and

14

MFS Global Equity Series

Notes to Financial Statements – continued

significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$29,431,743	$—	$—	$29,431,743
United Kingdom	1,436,986	3,900,944	—	5,337,930
Switzerland	759,716	3,815,803	—	4,575,519
France	—	3,968,955	—	3,968,955
Germany	305,420	2,941,188	—	3,246,608
Netherlands	—	1,204,295	—	1,204,295
Canada	890,224	—	—	890,224
Sweden	—	879,243	—	879,243
Japan	177,537	594,077	—	771,614
Other Countries	680,728	1,752,812	—	2,433,540
Mutual Funds	400,558	—	—	400,558
Total Investments	$34,082,912	$19,057,317	$—	$53,140,229

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $3,859,433 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $2,092,952 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on

15

MFS Global Equity Series

Notes to Financial Statements – continued

the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $112,905. The fair value of the fund’s investment securities on loan and a related liability of $115,848 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$825,655	$674,837
Long-term capital gains	1,722,554	346,536
Total distributions	$2,548,209	$1,021,373

16

MFS Global Equity Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$36,396,820
Gross appreciation	18,278,657
Gross depreciation	(1,535,248)
Net unrealized appreciation (depreciation)	$16,743,409
Undistributed ordinary income	513,823
Undistributed long-term capital gain	2,799,662
Other temporary differences	(4,082)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$532,654	$386,822	$1,699,129	$527,323
Service Class	62,046	37,066	254,380	70,162
Total	$594,700	$423,888	$1,953,509	$597,485

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	1.00%
Average daily net assets in excess of $1 billion	0.90%

The investment adviser has agreed in writing to reduce its management fee to 0.90% of average daily net assets. This written agreement will terminate on April 28, 2016. For the year ended December 31, 2015, this management fee reduction amounted to $57,549, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $3,998, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets. Effective April 29, 2016, the management fee will be computed daily and paid monthly at an annual rate of 0.90% of average daily net assets up to $1 billion, 0.75% of average daily net assets in excess of $1 billion up to $2.5 billion, and 0.65% of average daily net assets in excess of $2.5 billion.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, this reduction amounted to $86,263, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

17

MFS Global Equity Series

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $11,951, which equated to 0.0208% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $334.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0325% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $185 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $6,581,101 and $10,271,419, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	294,841	$5,861,870	441,453	$8,518,356
Service Class	165,914	3,259,672	152,649	2,923,655
	460,755	$9,121,542	594,102	$11,442,011
Shares issued to shareholders in reinvestment of distributions
Initial Class	126,018	$2,231,783	46,759	$914,145
Service Class	17,948	316,426	5,507	107,228
	143,966	$2,548,209	52,266	$1,021,373
Shares reacquired
Initial Class	(557,747)	$(10,884,525)	(671,843)	$(12,966,190)
Service Class	(142,184)	(2,743,264)	(190,527)	(3,648,690)
	(699,931)	$(13,627,789)	(862,370)	$(16,614,880)
Net change
Initial Class	(136,888)	$(2,790,872)	(183,631)	$(3,533,689)
Service Class	41,678	832,834	(32,371)	(617,807)
	(95,210)	$(1,958,038)	(216,002)	$(4,151,496)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition,

18

MFS Global Equity Series

Notes to Financial Statements – continued

the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $191 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	390,900	9,463,990	(9,570,180)	284,710

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$381	$284,710

19

MFS Global Equity Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Global Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Equity Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Series as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

20

MFS Global Equity Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

21

MFS Global Equity Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

22

MFS Global Equity Series

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers David Mannheim Roger Morley

23

MFS Global Equity Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and

24

MFS Global Equity Series

Board Review of Investment Advisory Agreement – continued

total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee, and that MFS currently observes an expense limitation for the Fund, each of which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

25

MFS Global Equity Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,895,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 52.38% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2015

MFS® GROWTH SERIES

MFS® Variable Insurance Trust

VEG-ANN

MFS® GROWTH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Visa, Inc., “A”	4.0%
Amazon.com, Inc.	4.0%
Alphabet, Inc., “A”	3.8%
Facebook, Inc., “A”	3.4%
Alphabet, Inc., “C”	3.2%
MasterCard, Inc., “A”	2.9%
Thermo Fisher Scientific, Inc.	2.6%
Danaher Corp.	2.6%
Adobe Systems, Inc.	2.4%
Apple, Inc.	2.3%

Equity sectors
Technology	22.7%
Health Care	17.8%
Retailing	17.0%
Financial Services	10.6%
Leisure	6.7%
Special Products & Services	6.4%
Consumer Staples	5.7%
Industrial Goods & Services	5.2%
Autos & Housing	2.3%
Utilities & Communications	2.2%
Basic Materials	1.4%
Transportation	1.0%
Energy	0.3%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Growth Series (“fund”) provided a total return of 7.56%, while Service Class shares of the fund provided a total return of 7.30%. These compare with a return of 5.67% over the same period for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

Stock selection in the technology sector contributed to performance relative to the Russell 1000 Growth Index. The fund’s overweight positions in strong-performing internet search company Alphabet (formerly Google), software company Adobe Systems, social networking service provider Facebook and cloud computing company Salesforce.com supported relative returns. Shares of Alphabet rose after the company posted strong earnings results during the period. Both the YouTube and mobile search segments were among key top-line growth drivers, while tight expense discipline also aided results. An underweight position in computer and personal electronics maker Apple also benefited relative performance.

Stock selection in the industrial goods & services sector and an underweight position in the basic materials sector further contributed to relative performance. However, there were no stocks within either sector that were among the fund’s top relative contributors over the reporting period.

Stock selection in the financial services sector further aided relative performance. An overweight position in global payments technology company Visa aided relative results. Shares of Visa climbed during the period as strong revenue growth that outpaced forecasts and the announced acquisition of Visa Europe benefited results.

Elsewhere, overweight positions in on-demand Internet streaming media provider Netflix, producer and marketer of beer, wine and spirits Constellation Brands, internet retailer Amazon.com and coffeehouse chain Starbucks bolstered relative returns. Shares of Netflix rose following high levels of growth in both the United States and international markets.

Detractors from Performance

An underweight position in the consumer staples sector detracted from relative performance. However, there were no stocks within this sector that were among the fund’s top relative detractors over the reporting period.

Security selection in the transportation sector also hurt relative performance. The fund’s holdings of Canadian railway and transportation company Canadian Pacific Railway (b) and an overweight position in low-fare airline company Spirit Airlines (h) were among the fund’s top relative detractors over the reporting period. Shares of Canadian Pacific Railway fell despite reporting earnings results that were in line with consensus expectations during the period, it appeared that investor concerns surrounding weaker carload volumes for coal, metals and crude weighed on the company’s share price.

Individual stocks that detracted from relative performance included overweight positions in media firm 21st Century Fox, information technology company EMC Corp (h), biotechnology company Biogen and apparel and footwear company VF Corporation. Shares of 21st Century Fox fell following negative market sentiment towards the company’s lower-than-expected full year guidance for 2015 and 2016.

3

MFS Growth Series

Management Review – continued

Not holding shares of home improvement and building materials retailer Home Depot and fast food restaurant McDonalds, and an underweight position in software giant Microsoft, weighed on relative performance. The fund’s position in biotechnology company Valeant Pharmaceuticals (b)(h) also hampered relative results.

Respectfully,

Eric Fischman	Matthew Sabel
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/24/95	7.56%	13.41%	9.32%
Service Class	5/01/00	7.30%	13.13%	9.05%

Comparative benchmark
Russell 1000 Growth Index (f)		5.67%	13.53%	8.53%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.76%	$1,000.00	$1,036.73	$3.90
	Hypothetical (h)	0.76%	$1,000.00	$1,021.37	$3.87
Service Class	Actual	1.01%	$1,000.00	$1,035.36	$5.18
	Hypothetical (h)	1.01%	$1,000.00	$1,020.11	$5.14

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 0.6%
Honeywell International, Inc.	59,217	$6,133,100
Rockwell Collins, Inc.	28,390	2,620,397

		$8,753,497

Alcoholic Beverages – 1.7%
Constellation Brands, Inc., “A”	146,757	$20,904,067
Pernod Ricard S.A.	36,540	4,154,269

		$25,058,336

Apparel Manufacturers – 1.5%
LVMH Moet Hennessy Louis Vuitton S.A.	18,777	$2,935,346
NIKE, Inc., “B”	211,878	13,242,375
VF Corp.	97,394	6,062,777

		$22,240,498

Biotechnology – 5.4%
Alexion Pharmaceuticals, Inc. (a)	111,100	$21,192,325
Biogen, Inc. (a)	24,837	7,608,815
Celgene Corp. (a)	199,289	23,866,851
Gilead Sciences, Inc.	51,732	5,234,761
Regeneron Pharmaceuticals, Inc. (a)	31,761	17,242,094
Vertex Pharmaceuticals, Inc. (a)	42,015	5,286,747

		$80,431,593

Broadcasting – 0.3%
Twenty-First Century Fox, Inc.	164,890	$4,478,412

Brokerage & Asset Managers – 3.6%
Affiliated Managers Group, Inc. (a)	13,696	$2,188,073
BlackRock, Inc.	29,720	10,120,254
Charles Schwab Corp.	405,640	13,357,725
Intercontinental Exchange, Inc.	111,218	28,500,725

		$54,166,777

Business Services – 4.8%
Cognizant Technology Solutions Corp., “A” (a)	281,583	$16,900,612
Equifax, Inc.	88,269	9,830,519
Fiserv, Inc. (a)	218,311	19,966,724
FleetCor Technologies, Inc. (a)	84,254	12,042,424
Realogy Holdings Corp. (a)	107,497	3,941,915
Verisk Analytics, Inc., “A” (a)	115,278	8,862,573

		$71,544,767

Cable TV – 1.3%
Comcast Corp., “A”	337,814	$19,062,844

Chemicals – 0.8%
Monsanto Co.	121,825	$12,002,199

Computer Software – 7.1%
Adobe Systems, Inc. (a)	385,480	$36,211,991
Akamai Technologies, Inc. (a)	27,297	1,436,641
Intuit, Inc.	153,563	14,818,830
Microsoft Corp.	473,847	26,289,032

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
Salesforce.com, Inc. (a)	343,391	$26,921,854

		$105,678,348

Computer Software – Systems – 2.8%
Apple, Inc.	322,336	$33,929,087
IMS Health Holdings, Inc. (a)	96,526	2,458,517
Sabre Corp.	205,096	5,736,535

		$42,124,139

Construction – 2.2%
Sherwin-Williams Co.	77,725	$20,177,410
Vulcan Materials Co.	142,961	13,577,006

		$33,754,416

Consumer Products – 2.0%
Colgate-Palmolive Co.	208,675	$13,901,929
Estee Lauder Cos., Inc., “A”	178,638	15,730,862

		$29,632,791

Consumer Services – 1.7%
Priceline Group, Inc. (a)	19,518	$24,884,474

Electrical Equipment – 3.6%
AMETEK, Inc.	262,351	$14,059,390
Danaher Corp.	423,717	39,354,835

		$53,414,225

Electronics – 1.3%
Avago Technologies Ltd.	94,392	$13,700,999
NVIDIA Corp.	123,671	4,076,196
NXP Semiconductors N.V. (a)	18,988	1,599,739

		$19,376,934

Energy – Independent – 0.1%
Anadarko Petroleum Corp.	22,146	$1,075,853

Entertainment – 1.4%
Netflix, Inc. (a)	187,575	$21,454,829

Food & Beverages – 2.0%
Danone S.A.	107,985	$7,287,625
Mead Johnson Nutrition Co., “A”	105,860	8,357,647
Mondelez International, Inc.	336,134	15,072,249

		$30,717,521

Food & Drug Stores – 1.9%
CVS Health Corp.	219,712	$21,481,242
Walgreens Boots Alliance, Inc.	84,154	7,166,134

		$28,647,376

Gaming & Lodging – 0.6%
Marriott International, Inc., “A”	128,823	$8,636,294

General Merchandise – 3.8%
Costco Wholesale Corp.	155,105	$25,049,458
Dollar General Corp.	179,144	12,875,079

7

MFS Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
General Merchandise – continued
Dollar Tree, Inc. (a)	253,774	$19,596,428

		$57,520,965

Internet – 11.5%
Alphabet, Inc., “A” (a)	72,986	$56,783,838
Alphabet, Inc., “C” (a)	62,292	47,272,153
Facebook, Inc., “A“ (a)	486,663	50,934,150
LinkedIn Corp., “A” (a)	79,364	17,863,249

		$172,853,390

Machinery & Tools – 1.1%
Roper Technologies, Inc.	83,863	$15,916,359

Medical & Health Technology & Services – 1.0%
McKesson Corp.	73,658	$14,527,567

Medical Equipment – 6.3%
Abbott Laboratories	340,726	$15,302,005
C.R. Bard, Inc.	42,539	8,058,588
Cooper Cos., Inc.	36,376	4,881,659
Medtronic PLC	251,250	19,326,150
Stryker Corp.	51,744	4,809,087
Thermo Fisher Scientific, Inc.	278,650	39,526,503
VWR Corp. (a)	99,920	2,828,735

		$94,732,727

Oil Services – 0.2%
Schlumberger Ltd.	37,330	$2,603,768

Other Banks & Diversified Financials – 6.9%
MasterCard, Inc., “A”	447,260	$43,545,234
Visa, Inc., “A”	780,819	60,552,513

		$104,097,747

Pharmaceuticals – 5.1%
Allergan PLC (a)	96,193	$30,060,313
Bristol-Myers Squibb Co.	396,605	27,282,458
Eli Lilly & Co.	177,779	14,979,659
Zoetis, Inc.	97,677	4,680,682

		$77,003,112

Printing & Publishing – 0.3%
Moody’s Corp.	38,974	$3,910,651

Railroad & Shipping – 0.8%
Canadian Pacific Railway Ltd.	68,937	$8,796,361
Union Pacific Corp.	47,018	3,676,808

		$12,473,169

Restaurants – 2.9%
Aramark	536,599	$17,305,318
Starbucks Corp.	435,878	26,165,756

		$43,471,074

Specialty Chemicals – 0.6%
Ecolab, Inc.	78,703	$9,002,049

Specialty Stores – 9.7%
Amazon.com, Inc. (a)	87,720	$59,289,071
AutoZone, Inc. (a)	25,214	18,706,519

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – continued
Burlington Stores, Inc. (a)	95,511	$4,097,422
Ross Stores, Inc.	607,614	32,695,709
TJX Cos., Inc.	335,388	23,782,363
Tractor Supply Co.	84,014	7,183,197

		$145,754,281

Telecommunications – Wireless – 2.2%
American Tower Corp., REIT	338,813	$32,847,920

Trucking – 0.2%
FedEx Corp.	20,234	$3,014,664

Total Common Stocks (Identified Cost, $961,956,215)		$1,486,865,566

MONEY MARKET FUNDS – 0.9%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	13,301,115	$13,301,115

Total Investments (Identified Cost, $975,257,330)		$1,500,166,681

OTHER ASSETS, LESS LIABILITIES – (0.2)%		(2,269,197)

NET ASSETS – 100.0%		$1,497,897,484

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $961,956,215)	$1,486,865,566
Underlying affiliated funds, at cost and value	13,301,115
Total investments, at value (identified cost, $975,257,330)	$1,500,166,681
Receivables for
Investments sold	2,332,056
Fund shares sold	1,436,304
Interest and dividends	786,426
Other assets	8,912
Total assets		$1,504,730,379
Liabilities
Payables for
Investments purchased	$4,163,404
Fund shares reacquired	2,426,343
Payable to affiliates
Investment adviser	60,136
Shareholder servicing costs	561
Distribution and/or service fees	3,119
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	179,318
Total liabilities		$6,832,895
Net assets		$1,497,897,484
Net assets consist of
Paid-in capital	$886,074,444
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	524,909,360
Accumulated net realized gain (loss) on investments and foreign currency	86,142,371
Undistributed net investment income	771,309
Net assets		$1,497,897,484
Shares of beneficial interest outstanding		37,442,803

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,273,203,939	31,694,388	$40.17
Service Class	224,693,545	5,748,415	39.09

See Notes to Financial Statements

9

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$13,069,134
Interest	21,688
Dividends from underlying affiliated funds	28,439
Foreign taxes withheld	(78,031)
Total investment income		$13,041,230
Expenses
Management fee	$11,101,502
Distribution and/or service fees	650,568
Shareholder servicing costs	66,684
Administrative services fee	252,433
Independent Trustees’ compensation	34,277
Custodian fee	131,227
Shareholder communications	133,606
Audit and tax fees	56,703
Legal fees	12,121
Miscellaneous	43,374
Total expenses		$12,482,495
Fees paid indirectly	(26)
Reduction of expenses by investment adviser	(108,025)
Net expenses		$12,374,444
Net investment income		$666,786
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$88,418,585
Foreign currency	872
Net realized gain (loss) on investments and foreign currency		$88,419,457
Change in unrealized appreciation (depreciation)
Investments	$22,006,215
Translation of assets and liabilities in foreign currencies	(2,794)
Net unrealized gain (loss) on investments and foreign currency translation		$22,003,421
Net realized and unrealized gain (loss) on investments and foreign currency		$110,422,878
Change in net assets from operations		$111,089,664

See Notes to Financial Statements

10

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$666,786	$2,104,826
Net realized gain (loss) on investments and foreign currency	88,419,457	93,277,069
Net unrealized gain (loss) on investments and foreign currency translation	22,003,421	34,228,741
Change in net assets from operations	$111,089,664	$129,610,636
Distributions declared to shareholders
From net investment income	$(1,996,599)	$(1,315,037)
From net realized gain on investments	(84,334,297)	(101,856,096)
Total distributions declared to shareholders	$(86,330,896)	$(103,171,133)
Change in net assets from fund share transactions	$(69,859,094)	$(34,019,063)
Total change in net assets	$(45,100,326)	$(7,579,560)
Net assets
At beginning of period	1,542,997,810	1,550,577,370
At end of period (including undistributed net investment income of $771,309 and $2,100,452, respectively)	$1,497,897,484	$1,542,997,810

See Notes to Financial Statements

11

MFS Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$39.75	$39.07	$28.83	$24.56	$24.69
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.07	$0.04	$0.13	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	2.73	3.33	10.53	4.14	(0.08)
Total from investment operations	$2.76	$3.40	$10.57	$4.27	$(0.08)
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.04)	$(0.08)	$—	$(0.05)
From net realized gain on investments	(2.27)	(2.68)	(0.25)	—	—
Total distributions declared to shareholders	$(2.34)	$(2.72)	$(0.33)	$—	$(0.05)
Net asset value, end of period (x)	$40.17	$39.75	$39.07	$28.83	$24.56
Total return (%) (k)(r)(s)(x)	7.56	8.94	36.85	17.39	(0.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.76	0.77	0.82	0.84
Expenses after expense reductions (f)	0.75	0.76	0.77	0.82	0.84
Net investment income (loss)	0.08	0.18	0.13	0.45	(0.00	)(w)
Portfolio turnover	31	36	43	52	75
Net assets at end of period (000 omitted)	$1,273,204	$1,263,935	$1,308,361	$1,007,422	$461,382

See Notes to Financial Statements

12

MFS Growth Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$38.77	$38.22	$28.25	$24.13	$24.27
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.02)	$(0.04)	$0.07	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	2.66	3.25	10.30	4.05	(0.08)
Total from investment operations	$2.59	$3.23	$10.26	$4.12	$(0.14)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.04)	$—	$(0.00	)(w)
From net realized gain on investments	(2.27)	(2.68)	(0.25)	—	—
Total distributions declared to shareholders	$(2.27)	$(2.68)	$(0.29)	$—	$(0.00	)(w)
Net asset value, end of period (x)	$39.09	$38.77	$38.22	$28.25	$24.13
Total return (%) (k)(r)(s)(x)	7.30	8.68	36.49	17.07	(0.56)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.01	1.02	1.07	1.09
Expenses after expense reductions (f)	1.00	1.01	1.02	1.07	1.09
Net investment income (loss)	(0.16)	(0.06)	(0.12)	0.26	(0.25)
Portfolio turnover	31	36	43	52	75
Net assets at end of period (000 omitted)	$224,694	$279,063	$242,216	$134,247	$56,810

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01 or ratio was less than 0.01%.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

14

MFS Growth Series

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,462,092,227	$—	$—	$1,462,092,227
France	—	14,377,239	—	14,377,239
Canada	8,796,361	—	—	8,796,361
Netherlands	1,599,739	—	—	1,599,739
Mutual Funds	13,301,115	—	—	13,301,115
Total Investments	$1,485,789,442	$14,377,239	$—	$1,500,166,681

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31,2015, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

15

MFS Growth Series

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$3,791,361	$28,519,200
Long-term capital gains	82,539,535	74,651,933
Total distributions	$86,330,896	$103,171,133

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$976,506,848
Gross appreciation	531,996,982
Gross depreciation	(8,337,149)
Net unrealized appreciation (depreciation)	$523,659,833
Undistributed ordinary income	771,309
Undistributed long-term capital gain	87,391,889
Other temporary differences	9

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

16

MFS Growth Series

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$1,996,599	$1,315,037	$69,480,678	$83,920,326
Service Class	—	—	14,853,619	17,935,770
Total	$1,996,599	$1,315,037	$84,334,297	$101,856,096

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $108,025, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.71% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $63,822, which equated to 0.0041% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $2,862.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $4,926 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

17

MFS Growth Series

Notes to Financial Statements – continued

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $475,138,468 and $620,796,457, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,388,519	$136,302,423	1,933,212	$75,547,700
Service Class	1,353,238	53,496,981	2,525,829	96,644,801
	4,741,757	$189,799,404	4,459,041	$172,192,501
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,948,915	$70,687,159	2,206,955	$84,945,696
Service Class	420,544	14,853,619	477,396	17,935,770
	2,369,459	$85,540,778	2,684,351	$102,881,466
Shares reacquired
Initial Class	(5,437,902)	$(221,523,026)	(5,836,614)	$(229,260,814)
Service Class	(3,222,658)	(123,676,250)	(2,143,317)	(79,832,216)
	(8,660,560)	$(345,199,276)	(7,979,931)	$(309,093,030)
Net change
Initial Class	(100,468)	$(14,533,444)	(1,696,447)	$(68,767,418)
Service Class	(1,448,876)	(55,325,650)	859,908	34,748,355
	(1,549,344)	$(69,859,094)	(836,539)	$(34,019,063)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 11%, 3%, and 3%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $5,222 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	19,395,311	255,327,315	(261,421,511)	13,301,115

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$28,439	$13,301,115

18

MFS Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Series as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

19

MFS Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

20

MFS Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

21

MFS Growth Series

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Eric Fischman Matthew Sabel

22

MFS Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS Growth Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

24

MFS Growth Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $90,794,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2015

MFS® INVESTORS TRUST SERIES

MFS® Variable Insurance Trust

VGI-ANN

MFS® INVESTORS TRUST SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Trust Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Investors Trust Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	3.3%
Danaher Corp.	2.9%
Visa, Inc., “A”	2.8%
Alphabet, Inc., “A”	2.4%
Thermo Fisher Scientific, Inc.	2.3%
Bank of America Corp.	2.1%
Johnson & Johnson	2.1%
Wells Fargo & Co.	2.1%
American Tower Corp., REIT	1.9%
Alphabet, Inc., “C”	1.9%

Equity sectors
Financial Services	21.8%
Health Care	14.8%
Technology	10.2%
Consumer Staples	10.2%
Industrial Goods & Services	8.2%
Retailing	7.6%
Special Products & Services	5.9%
Leisure	5.5%
Energy	4.7%
Basic Materials	4.2%
Utilities & Communications	3.5%
Transportation	1.4%
Autos & Housing	1.1%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Investors Trust Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Investors Trust Series (“fund”) provided a total return of 0.22%, while Service Class shares of the fund provided a total return of –0.05%. These compare with a return of 1.38% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

Stock selection within the retailing sector and leisure sectors detracted from the fund’s performance relative to the S&P 500 Index. Within retailing, not owning shares of internet retailer Amazon.com weakened relative results as the company’s shares appreciated during the reporting period. Shares of Amazon.com appreciated after the company reported strong quarterly results, driven by improving growth in its core retail segment and remote computing segment (Amazon Web Services). Within the leisure sector, the fund’s overweight positions in media firms Timer Warner and Twenty-First Century Fox held back relative returns. While Time Warner exceeded consensus’ earnings expectations, it appeared that investor sentiment was weighed by management’s lowered 2016 earnings guidance.

Elsewhere, not owning software giant Microsoft, diversified industrial conglomerate General Electric and social networking service provider Facebook dampened relative performance as the shares of all three companies outpaced the fund’s benchmark. The fund’s overweight positions in financial services company American Express, energy exploration and production companies EOG Resources and Noble Energy also detracted from relative results. Shares of railroad company Canadian National Railway (b) further dampened relative returns. Shares of Canadian National Railway fell as it appeared that investor concern regarding weaker carload volumes for coal, metals and crude weighed on its share price.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Stock selection in the technology sector benefited relative performance. The fund’s overweight position in internet search giant Alphabet (formerly Google) was a notable contributor to relative returns. Shares of Alphabet benefited from strength in mobile search and video ads on YouTube which were notable contributors to the company’s above-consensus results. Management also announced that it had authorized a stock buyback program which further supported the stock. Not owning shares of wireless communications software company QUALCOMM also aided relative results. Shares of QUALCOMM declined after in-line fourth-quarter earnings were accompanied by a weak outlook from management. Chip operating margins declined and new license agreements in China have been slow to progress, which further weighed on the company’s shares.

Stock selection and an underweight position in the utilities & communications sector also boosted relative performance. Not owning shares of natural gas pipelines operator Kinder Morgan supported relative results as the company underperformed the fund’s benchmark. Shares of Kinder Morgan depreciated significantly after challenging business trends forced the company to cut its annual dividend by 75% during the period to preserve cash.

3

MFS Investors Trust Series

Management Review – continued

In other sectors, the fund’s overweight positions in global payments technology company Visa, snack food and beverage producer Mondelez International, management consulting firm Accenture, commercial products manufacturer Newell Rubbermaid and financial clearing house Nasdaq strengthened relative results. Visa’s outperformance appeared to be driven by expectations of growth from their core businesses, the announced acquisition of Visa Europe and capital return. Not owning shares of integrated oil and gas company Exxon Mobil and retail giant Wal-Mart also bolstered relative performance.

Respectfully,

T. Kevin Beatty	Ted Maloney
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Investors Trust Series

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/09/95	0.22%	11.36%	7.25%
Service Class	5/01/00	(0.05)%	11.07%	6.98%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		1.38%	12.57%	7.31%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Investors Trust Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.82%	$1,000.00	$985.96	$4.10
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18
Service Class	Actual	1.07%	$1,000.00	$984.51	$5.35
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Investors Trust Series

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.8%
Aerospace – 3.5%
Honeywell International, Inc.	82,345	$8,528,467
Precision Castparts Corp.	7,898	1,832,415
United Technologies Corp.	68,797	6,609,328

		$16,970,210

Alcoholic Beverages – 1.8%
Diageo PLC	124,400	$3,392,449
Pernod Ricard S.A.	47,283	5,375,651

		$8,768,100

Apparel Manufacturers – 2.4%
LVMH Moet Hennessy Louis Vuitton S.A.	34,247	$5,353,719
NIKE, Inc., “B”	34,748	2,171,750
VF Corp.	65,389	4,070,465

		$11,595,934

Broadcasting – 3.9%
Time Warner, Inc.	104,313	$6,745,922
Twenty-First Century Fox, Inc.	201,624	5,476,108
Walt Disney Co.	62,301	6,546,589

		$18,768,619

Brokerage & Asset Managers – 3.2%
BlackRock, Inc.	21,347	$7,269,080
Blackstone Group LP	79,811	2,333,674
NASDAQ, Inc.	104,438	6,075,158

		$15,677,912

Business Services – 5.9%
Accenture PLC, “A”	87,239	$9,116,476
Cognizant Technology Solutions Corp., “A” (a)	145,087	8,708,122
Fidelity National Information Services, Inc.	121,837	7,383,322
Gartner, Inc. (a)	36,101	3,274,361

		$28,482,281

Cable TV – 1.7%
Comcast Corp., “A”	143,492	$8,097,254

Chemicals – 1.4%
Monsanto Co.	69,726	$6,869,406

Computer Software – 0.7%
Adobe Systems, Inc. (a)	37,535	$3,526,038

Computer Software – Systems – 2.9%
Apple, Inc.	48,016	$5,054,164
EMC Corp.	278,698	7,156,965
Hewlett Packard Enterprise	125,817	1,912,418

		$14,123,547

Construction – 1.1%
Sherwin-Williams Co.	19,728	$5,121,389

Consumer Products – 4.5%
Colgate-Palmolive Co.	71,574	$4,768,260
Estee Lauder Cos., Inc., “A”	23,185	2,041,671

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – continued
Kimberly-Clark Corp.	20,959	$2,668,081
Newell Rubbermaid, Inc.	193,597	8,533,756
Procter & Gamble Co.	50,336	3,997,182

		$22,008,950

Containers – 1.2%
Crown Holdings, Inc. (a)	115,062	$5,833,643

Electrical Equipment – 4.0%
Danaher Corp.	153,308	$14,239,247
W.W. Grainger, Inc.	25,391	5,143,963

		$19,383,210

Electronics – 2.2%
Avago Technologies Ltd.	59,904	$8,695,066
Microchip Technology, Inc.	43,825	2,039,616

		$10,734,682

Energy – Independent – 2.4%
EOG Resources, Inc.	90,734	$6,423,060
Noble Energy, Inc.	101,452	3,340,814
Occidental Petroleum Corp.	25,328	1,712,426

		$11,476,300

Engineering – Construction – 0.7%
Fluor Corp.	76,008	$3,589,098

Food & Beverages – 3.8%
Danone S.A.	87,479	$5,903,728
General Mills, Inc.	37,590	2,167,439
Mead Johnson Nutrition Co., “A”	32,950	2,601,403
Mondelez International, Inc.	175,691	7,877,984

		$18,550,554

General Merchandise – 2.0%
Costco Wholesale Corp.	28,578	$4,615,347
Kohl’s Corp.	15,830	753,983
Target Corp.	62,695	4,552,284

		$9,921,614

Insurance – 1.0%
ACE Ltd.	42,837	$5,005,503

Internet – 4.3%
Alphabet, Inc., “A” (a)	15,175	$11,806,302
Alphabet, Inc., “C” (a)	12,183	9,245,435

		$21,051,737

Major Banks – 10.6%
Bank of America Corp.	615,132	$10,352,672
Goldman Sachs Group, Inc.	48,725	8,781,707
JPMorgan Chase & Co.	243,234	16,060,741
Morgan Stanley	122,525	3,897,520
State Street Corp.	39,732	2,636,616
Wells Fargo & Co.	184,116	10,008,546

		$51,737,802

7

MFS Investors Trust Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical & Health Technology & Services – 1.1%
McKesson Corp.	27,576	$5,438,814

Medical Equipment – 5.6%
Abbott Laboratories	59,981	$2,693,747
Medtronic PLC	61,255	4,711,735
St. Jude Medical, Inc.	55,236	3,411,928
Stryker Corp.	52,338	4,864,294
Thermo Fisher Scientific, Inc.	80,182	11,373,817

		$27,055,521

Oil Services – 2.4%
Cameron International Corp. (a)	66,292	$4,189,654
National Oilwell Varco, Inc.	53,744	1,799,887
Schlumberger Ltd.	79,147	5,520,503

		$11,510,044

Other Banks & Diversified Financials – 6.9%
American Express Co.	126,919	$8,827,216
BB&T Corp.	79,375	3,001,169
MasterCard, Inc., “A”	85,143	8,289,522
Visa, Inc., “A”	175,470	13,607,699

		$33,725,606

Pharmaceuticals – 8.2%
Allergan PLC (a)	21,552	$6,735,000
Bristol-Myers Squibb Co.	104,482	7,187,317
Eli Lilly & Co.	75,233	6,339,133
Endo International PLC (a)	77,230	4,728,021
Johnson & Johnson	97,641	10,029,684
Valeant Pharmaceuticals International, Inc. (a)	45,464	4,621,416

		$39,640,571

Railroad & Shipping – 1.4%
Canadian National Railway Co.	124,237	$6,942,364

Specialty Chemicals – 1.6%
Praxair, Inc.	31,272	$3,202,253
W.R. Grace & Co. (a)	43,672	4,349,294

		$7,551,547

Specialty Stores – 3.2%
AutoZone, Inc. (a)	8,257	$6,125,951
L Brands, Inc.	27,960	2,679,127
Ross Stores, Inc.	124,551	6,702,089

		$15,507,167

Telecommunications – Wireless – 1.9%
American Tower Corp., REIT	97,075	$9,411,421

Utilities – Electric Power – 1.3%
American Electric Power Co., Inc.	57,434	$3,346,679
CMS Energy Corp.	83,970	3,029,638

		$6,376,317

Total Common Stocks (Identified Cost, $325,098,248)		$480,453,155

Issuer	Shares/Par	Value ($)

CONVERTIBLE PREFERRED STOCKS – 0.3%
Utilities – Electric Power – 0.3%
Exelon Corp., 6.5% (Identified Cost, $1,672,245)	33,054	$1,337,695

MONEY MARKET FUNDS – 0.9%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	4,635,935	$4,635,935

Total Investments (Identified Cost, $331,406,428)		$486,426,785

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(107,321)

Net Assets – 100.0%		$486,319,464

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $326,770,493)	$481,790,850
Underlying affiliated funds, at cost and value	4,635,935
Total investments, at value (identified cost, $331,406,428)	$486,426,785
Foreign currency, at value (identified cost, $28)	28
Receivables for
Fund shares sold	143,813
Interest and dividends	457,234
Other assets	3,166
Total assets		$487,031,026
Liabilities
Payable to custodian	$9,485
Payable for fund shares reacquired	568,724
Payable to affiliates
Investment adviser	20,462
Shareholder servicing costs	283
Distribution and/or service fees	2,681
Payable for independent Trustees’ compensation	16
Accrued expenses and other liabilities	109,911
Total liabilities		$711,562
Net assets		$486,319,464
Net assets consist of
Paid-in capital	$276,128,044
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	155,020,357
Accumulated net realized gain (loss) on investments and foreign currency	51,576,912
Undistributed net investment income	3,594,151
Net assets		$486,319,464
Shares of beneficial interest outstanding		18,374,664

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$293,202,981	11,032,106	$26.58
Service Class	193,116,483	7,342,558	26.30

See Notes to Financial Statements

9

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$8,870,753
Interest	25,365
Dividends from underlying affiliated funds	5,083
Foreign taxes withheld	(75,545)
Total investment income		$8,825,656
Expenses
Management fee	$4,304,534
Distribution and/or service fees	627,249
Shareholder servicing costs	45,861
Administrative services fee	99,411
Independent Trustees’ compensation	16,223
Custodian fee	62,024
Shareholder communications	96,575
Audit and tax fees	53,357
Legal fees	4,006
Miscellaneous	20,178
Total expenses		$5,329,418
Reduction of expenses by investment adviser	(39,729)
Net expenses		$5,289,689
Net investment income		$3,535,967
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$53,233,615
Foreign currency	(3,576)
Net realized gain (loss) on investments and foreign currency		$53,230,039
Change in unrealized appreciation (depreciation)
Investments	$(58,300,297)
Translation of assets and liabilities in foreign currencies	(1,041)
Net unrealized gain (loss) on investments and foreign currency translation		$(58,301,338)
Net realized and unrealized gain (loss) on investments and foreign currency		$(5,071,299)
Change in net assets from operations		$(1,535,332)

See Notes to Financial Statements

10

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$3,535,967	$4,793,724
Net realized gain (loss) on investments and foreign currency	53,230,039	62,248,482
Net unrealized gain (loss) on investments and foreign currency translation	(58,301,338)	(5,856,182)
Change in net assets from operations	$(1,535,332)	$61,186,024
Distributions declared to shareholders
From net investment income	$(4,730,839)	$(5,376,758)
From net realized gain on investments	(62,960,208)	(47,877,196)
Total distributions declared to shareholders	$(67,691,047)	$(53,253,954)
Change in net assets from fund share transactions	$(84,170,611)	$(8,620,643)
Total change in net assets	$(153,396,990)	$(688,573)
Net assets
At beginning of period	639,716,454	640,405,027
At end of period (including undistributed net investment income of $3,594,151 and $4,792,600, respectively)	$486,319,464	$639,716,454

See Notes to Financial Statements

11

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$30.41	$29.95	$22.93	$19.41	$20.04
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.26	$0.24	$0.25	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(0.42)	2.92	7.07	3.46	(0.61)
Total from investment operations	$(0.21)	$3.18	$7.31	$3.71	$(0.44)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.30)	$(0.29)	$(0.19)	$(0.19)
From net realized gain on investments	(3.34)	(2.42)	—	—	—
Total distributions declared to shareholders	$(3.62)	$(2.72)	$(0.29)	$(0.19)	$(0.19)
Net asset value, end of period (x)	$26.58	$30.41	$29.95	$22.93	$19.41
Total return (%) (k)(r)(s)(x)	0.22	11.01	32.05	19.18	(2.18)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.81	0.81	0.82	0.82
Expenses after expense reductions (f)	0.81	0.81	0.81	0.82	0.82
Net investment income	0.73	0.87	0.93	1.15	0.84
Portfolio turnover	17	25	19	28	22
Net assets at end of period (000 omitted)	$293,203	$356,389	$405,682	$455,295	$486,500

See Notes to Financial Statements

12

MFS Investors Trust Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$30.13	$29.72	$22.78	$19.31	$19.95
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.19	$0.18	$0.20	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(0.42)	2.88	7.02	3.43	(0.61)
Total from investment operations	$(0.28)	$3.07	$7.20	$3.63	$(0.49)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.24)	$(0.26)	$(0.16)	$(0.15)
From net realized gain on investments	(3.34)	(2.42)	—	—	—
Total distributions declared to shareholders	$(3.55)	$(2.66)	$(0.26)	$(0.16)	$(0.15)
Net asset value, end of period (x)	$26.30	$30.13	$29.72	$22.78	$19.31
Total return (%) (k)(r)(s)(x)	(0.05)	10.71	31.74	18.83	(2.42)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.06	1.06	1.07	1.07
Expenses after expense reductions (f)	1.06	1.06	1.06	1.07	1.07
Net investment income	0.47	0.63	0.67	0.93	0.60
Portfolio turnover	17	25	19	28	22
Net assets at end of period (000 omitted)	$193,116	$283,328	$234,723	$141,806	$78,392

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Investors Trust Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Trust Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

14

MFS Investors Trust Series

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$450,201,523	$—	$—	$450,201,523
France	—	16,633,099	—	16,633,099
Canada	11,563,779	—	—	11,563,779
United Kingdom	—	3,392,449	—	3,392,449
Mutual Funds	4,635,935	—	—	4,635,935
Total Investments	$466,401,237	$20,025,548	$—	$486,426,785

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2015, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

15

MFS Investors Trust Series

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. For the year ended December 31, 2015, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$10,112,585	$10,197,233
Long-term capital gains	57,578,462	43,056,721
Total distributions	$67,691,047	$53,253,954

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$332,766,337
Gross appreciation	161,063,399
Gross depreciation	(7,402,951)
Net unrealized appreciation (depreciation)	$153,660,448
Undistributed ordinary income	4,860,138
Undistributed long-term capital gain	51,670,834

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$2,881,791	$3,396,452	$33,890,351	$27,760,205
Service Class	1,849,048	1,980,306	29,069,857	20,116,991
Total	$4,730,839	$5,376,758	$62,960,208	$47,877,196

16

MFS Investors Trust Series

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of the average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $39,729 which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $44,343, which equated to 0.0077% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $1,518.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0173% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $1,826 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $93,826,080 and $234,347,547, respectively.

17

MFS Investors Trust Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	299,869	$8,738,742	216,623	$6,487,891
Service Class	1,948,065	56,638,016	3,399,102	100,586,085
	2,247,934	$65,376,758	3,615,725	$107,073,976
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,486,344	$36,772,142	1,070,308	$31,156,657
Service Class	1,261,996	30,918,905	765,407	22,097,297
	2,748,340	$67,691,047	1,835,715	$53,253,954
Shares reacquired
Initial Class	(2,471,922)	$(73,166,193)	(3,114,178)	$(93,629,876)
Service Class	(5,269,524)	(144,072,223)	(2,661,329)	(75,318,697)
	(7,741,446)	$(217,238,416)	(5,775,507)	$(168,948,573)
Net change
Initial Class	(685,709)	$(27,655,309)	(1,827,247)	$(55,985,328)
Service Class	(2,059,463)	(56,515,302)	1,503,180	47,364,685
	(2,745,172)	$(84,170,611)	(324,067)	$(8,620,643)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $1,976 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	9,693,997	69,667,780	(74,725,842)	4,635,935

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,083	$4,635,935

18

MFS Investors Trust Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Investors Trust Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Trust Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Trust Series as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

19

MFS Investors Trust Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

20

MFS Investors Trust Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

21

MFS Investors Trust Series

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers T. Kevin Beatty Ted Maloney

22

MFS Investors Trust Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and

23

MFS Investors Trust Series

Board Review of Investment Advisory Agreement – continued

total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

24

MFS Investors Trust Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $63,337,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 80.60% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2015

MFS® MID CAP GROWTH SERIES

MFS® Variable Insurance Trust

VMG-ANN

MFS® MID CAP GROWTH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Growth Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Mid Cap Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bright Horizons Family Solutions, Inc.	2.4%
Ross Stores, Inc.	2.4%
Gartner, Inc.	2.3%
Roper Technologies, Inc.	2.3%
Henry Schein, Inc.	2.2%
Allergan PLC	2.1%
SS&C Technologies Holdings, Inc.	1.9%
AMETEK, Inc.	1.9%
Aramark	1.9%
Constellation Brands, Inc., “A”	1.8%

Equity sectors
Special Products & Services	16.8%
Health Care	14.1%
Industrial Goods & Services	12.9%
Retailing	10.5%
Technology	9.7%
Leisure	8.1%
Consumer Staples	7.5%
Financial Services	7.1%
Autos & Housing	6.9%
Utilities & Communications	1.8%
Basic Materials	1.1%
Transportation	0.8%
Energy	0.8%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Mid Cap Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Mid Cap Growth Series (“fund”) provided a total return of 4.61%, while Service Class shares of the fund provided a total return of 4.43%. These compare with a return of –0.20% over the same period for the fund’s benchmark, the Russell Midcap Growth Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

Strong stock selection in the technology sector positively impacted relative performance. Within this sector, overweighting computer graphics processors maker NVIDIA added to relative returns as the company’s diversification efforts into the high-end gaming market and automotive segment drove better than expected results.

A combination of security selection and an overweight allocation to the special products & services sector further aided relative results. Holding child care and early education provider Bright Horizons (b) and overweight positions in electronic payment services company Global Payments and residential and commercial services provider ServiceMaster Global Holdings lifted relative performance.

Elsewhere, the fund’s overweight positions in internet TV show and movie subscription services provider Netflix and engineered products and solutions provider Roper Technologies supported relative results. Additionally, holding natural ingredients solutions provider Chr. Hansen Holdings (b) (Denmark), eye care and skin care products company Allergan (b) and biopharmaceutical company Regeneron Pharmaceuticals (b) all benefited relative performance.

The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets decline, as measured by the fund’s benchmark, holding cash benefits performance versus the benchmark, which has no cash position.

Detractors from Performance

Weak security selection in the transportation and health care sectors weighed on relative returns. Within the transportation sector, overweight positions in discount air travel provider Spirit Airlines and railroad company Kansas City Southern hurt relative performance. Shares of Spirit Airlines fell on declining revenue per available seat mile (RASM) metrics. Within the health care sector, holding emergency rooms operator Adeptus Health (b), an overweight position in medical device company Cooper Companies and not holding small molecule drug developer Pharmacyclics all dampened relative results.

3

MFS Mid Cap Growth Series

Management Review – continued

Securities in other sectors that weighed on relative performance included overweight positions in apparel retailer PVH and asset management company Affiliated Managers and holdings of pet food manufacturer Freshpet (b), apparel retailer Five Below (b) and digital imagery marketplace provider Shutterstock (b)(h).

Respectfully,

Eric Fischman	Paul Gordon	Matthew Sabel
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Mid Cap Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	4/28/00	4.61%	11.43%	5.59%
Service Class	5/01/00	4.43%	11.19%	5.34%

Comparative benchmark
Russell Midcap Growth Index (f)		(0.20)%	11.54%	8.16%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell Midcap Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Mid Cap Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.80%	$1,000.00	$980.11	$3.99
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$979.27	$5.24
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Mid Cap Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.1%
Aerospace – 2.4%
Rockwell Collins, Inc.	19,925	$1,839,078
Textron, Inc.	54,972	2,309,374
TransDigm Group, Inc. (a)	25,906	5,918,226

		$10,066,678

Airlines – 0.3%
Spirit Airlines, Inc. (a)	33,183	$1,322,343

Alcoholic Beverages – 1.8%
Constellation Brands, Inc., “A”	51,106	$7,279,539

Apparel Manufacturers – 1.4%
Hanesbrands, Inc.	142,090	$4,181,709
PVH Corp.	21,581	1,589,441

		$5,771,150

Automotive – 1.6%
LKQ Corp. (a)	197,443	$5,850,236
Mobileye N.V. (a)	17,550	742,014

		$6,592,250

Biotechnology – 3.0%
Alexion Pharmaceuticals, Inc. (a)	32,997	$6,294,178
Regeneron Pharmaceuticals, Inc. (a)	10,847	5,888,511

		$12,182,689

Brokerage & Asset Managers – 3.4%
Affiliated Managers Group, Inc. (a)	31,448	$5,024,132
Intercontinental Exchange, Inc.	21,397	5,483,195
NASDAQ, Inc.	63,155	3,673,726

		$14,181,053

Business Services – 14.3%
Bright Horizons Family Solutions, Inc. (a)	148,135	$9,895,418
Cognizant Technology Solutions Corp., “A” (a)	45,818	2,749,996
CoStar Group, Inc. (a)	6,232	1,288,092
Equifax, Inc.	33,109	3,687,349
Fiserv, Inc. (a)	58,233	5,325,990
FleetCor Technologies, Inc. (a)	47,617	6,805,898
Gartner, Inc. (a)	106,078	9,621,275
Global Payments, Inc.	101,896	6,573,311
IHS, Inc., “A” (a)	23,678	2,804,186
Jones Lang LaSalle, Inc.	37,971	6,070,044
Realogy Holdings Corp. (a)	73,370	2,690,478
Univar, Inc. (a)	86,259	1,467,266

		$58,979,303

Cable TV – 1.1%
Charter Communications, Inc., “A” (a)(l)	25,946	$4,750,713

Computer Software – 1.9%
Autodesk, Inc. (a)	38,258	$2,331,060
Cadence Design Systems, Inc. (a)	47,879	996,362
Cornerstone OnDemand, Inc. (a)	47,976	1,656,611

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
Qlik Technologies, Inc. (a)	92,181	$2,918,450

		$7,902,483

Computer Software – Systems – 6.0%
Atlassian Corp. PLC, “A” (a)	36,609	$1,101,199
Guidewire Software, Inc. (a)	36,240	2,180,198
IMS Health Holdings, Inc. (a)	130,157	3,315,099
Sabre Corp.	138,513	3,874,209
ServiceNow, Inc. (a)	11,446	990,766
SS&C Technologies Holdings, Inc.	117,106	7,994,827
Vantiv, Inc., “A” (a)	65,244	3,093,870
Workday, Inc. (a)	25,848	2,059,569

		$24,609,737

Construction – 5.3%
Fortune Brands Home & Security, Inc.	103,421	$5,739,866
Lennox International, Inc.	32,344	4,039,766
Masco Corp.	63,978	1,810,577
Pool Corp.	64,317	5,195,527
Vulcan Materials Co.	55,299	5,251,746

		$22,037,482

Consumer Products – 1.6%
Newell Rubbermaid, Inc.	152,014	$6,700,777

Consumer Services – 2.5%
Nord Anglia Education, Inc. (a)	132,739	$2,691,947
Priceline Group, Inc. (a)	1,802	2,297,460
Servicemaster Global Holdings, Inc. (a)	131,154	5,146,483

		$10,135,890

Containers – 0.5%
Crown Holdings, Inc. (a)	39,267	$1,990,837

Electrical Equipment – 4.8%
Advanced Drainage Systems, Inc.	110,365	$2,652,071
AMETEK, Inc.	146,020	7,825,212
Amphenol Corp., “A”	126,939	6,630,024
Mettler-Toledo International, Inc. (a)	7,995	2,711,344

		$19,818,651

Electronics – 1.1%
Monolithic Power Systems, Inc.	20,313	$1,294,141
NVIDIA Corp.	100,500	3,312,480

		$4,606,621

Energy – Independent – 0.6%
Concho Resources, Inc. (a)	13,375	$1,242,003
Memorial Resource Development Corp. (a)	76,760	1,239,674

		$2,481,677

Entertainment – 1.5%
Netflix, Inc. (a)	54,899	$6,279,348

Food & Beverages – 4.1%
Blue Buffalo Pet Products, Inc. (a)(l)	102,851	$1,924,342
Chr. Hansen Holding A.S.	99,779	6,240,974

7

MFS Mid Cap Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – continued
Freshpet, Inc. (a)(l)	103,247	$876,567
J.M. Smucker Co.	11,686	1,441,351
Mead Johnson Nutrition Co., “A”	31,024	2,449,345
WhiteWave Foods Co., “A” (a)	100,757	3,920,455

		$16,853,034

Gaming & Lodging – 1.6%
MGM Mirage (a)	95,625	$2,172,600
Norwegian Cruise Line Holdings Ltd. (a)	76,464	4,480,790

		$6,653,390

General Merchandise – 1.7%
Dollar Tree, Inc. (a)	55,366	$4,275,363
Five Below, Inc. (a)	87,851	2,820,017

		$7,095,380

Insurance – 0.4%
Lincoln National Corp.	32,636	$1,640,285

Internet – 0.7%
LinkedIn Corp., “A” (a)	12,418	$2,795,043

Leisure & Toys – 0.6%
Brunswick Corp.	53,477	$2,701,123

Machinery & Tools – 4.2%
Flowserve Corp.	61,543	$2,589,729
Roper Technologies, Inc.	50,600	9,603,374
WABCO Holdings, Inc. (a)	48,816	4,991,924

		$17,185,027

Medical & Health Technology & Services – 2.8%
Adeptus Health, Inc., “A” (a)(l)	18,866	$1,028,574
Henry Schein, Inc. (a)	56,295	8,905,306
IDEXX Laboratories, Inc. (a)	22,690	1,654,555

		$11,588,435

Medical Equipment – 6.3%
C.R. Bard, Inc.	29,073	$5,507,589
Cooper Cos., Inc.	35,246	4,730,013
DexCom, Inc. (a)	24,377	1,996,476
PerkinElmer, Inc.	118,204	6,332,188
Steris PLC	48,280	3,637,415
VWR Corp. (a)	132,589	3,753,595

		$25,957,276

Oil Services – 0.2%
FMC Technologies, Inc. (a)	25,750	$747,008

Other Banks & Diversified Financials – 2.1%
First Republic Bank	25,066	$1,655,860
MasterCard, Inc., “A”	61,698	6,006,917
Signature Bank (a)	5,533	848,596

		$8,511,373

Pharmaceuticals – 2.1%
Allergan PLC (a)	27,238	$8,511,875

Pollution Control – 1.5%
Stericycle, Inc. (a)	50,596	$6,101,878

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Railroad & Shipping – 0.5%
Kansas City Southern Co.	25,880	$1,932,460

Real Estate – 1.2%
Extra Space Storage, Inc., REIT	57,832	$5,101,361

Restaurants – 3.2%
Aramark	239,849	$7,735,130
Domino’s Pizza, Inc.	13,251	1,474,174
Dunkin Brands Group, Inc.	88,915	3,786,890

		$12,996,194

Specialty Chemicals – 0.6%
Axalta Coating Systems Ltd. (a)	92,157	$2,455,984

Specialty Stores – 7.4%
Burlington Stores, Inc. (a)	71,361	$3,061,384
O’Reilly Automotive, Inc. (a)	27,955	7,084,356
Ross Stores, Inc.	181,198	9,750,264
Signet Jewelers Ltd.	30,817	3,811,755
Tiffany & Co.	15,649	1,193,862
Tractor Supply Co.	63,781	5,453,276

		$30,354,897

Telecommunications – Wireless – 1.8%
SBA Communications Corp. (a)	69,022	$7,252,142

Total Common Stocks (Identified Cost, $292,418,662)		$404,123,386

MONEY MARKET FUNDS – 2.3%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	9,278,652	$9,278,652

COLLATERAL FOR SECURITIES LOANED – 1.5%
Navigator Securities Lending Prime Portfolio, 0.32%, at Cost and Net Asset Value (j)	6,207,953	$6,207,953

Total Investments (Identified Cost, $307,905,267)		$419,609,991

OTHER ASSETS, LESS LIABILITIES – (1.9)%		(7,848,068)

NET ASSETS – 100.0%		$411,761,923

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $298,626,615)	$410,331,339
Underlying affiliated funds, at cost and value	9,278,652
Total investments, at value, including $6,646,741 of securities on loan (identified cost, $307,905,267)	$419,609,991
Receivables for
Investments sold	806,973
Fund shares sold	14,544
Interest and dividends	108,436
Other assets	2,859
Total assets		$420,542,803
Liabilities
Payables for
Investments purchased	$940,643
Fund shares reacquired	1,550,123
Collateral for securities loaned, at value (c)	6,207,953
Payable to affiliates
Investment adviser	17,316
Shareholder servicing costs	87
Distribution and/or service fees	1,207
Payable for independent Trustees’ compensation	16
Accrued expenses and other liabilities	63,535
Total liabilities		$8,780,880
Net assets		$411,761,923
Net assets consist of
Paid-in capital	$270,826,722
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	111,704,863
Accumulated net realized gain (loss) on investments and foreign currency	29,230,338
Net assets		$411,761,923
Shares of beneficial interest outstanding		50,627,697

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$324,753,798	39,542,833	$8.21
Service Class	87,008,125	11,084,864	7.85

(c)	Non-cash collateral is not included.

See Notes to Financial Statements

9

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment loss
Income
Dividends	$2,033,314
Interest	84,083
Dividends from underlying affiliated issuers	6,258
Foreign taxes withheld	(34,536)
Total investment income		$2,089,119
Expenses
Management fee	$3,297,604
Distribution and/or service fees	224,704
Shareholder servicing costs	18,821
Administrative services fee	78,399
Independent Trustees’ compensation	9,897
Custodian fee	45,760
Shareholder communications	27,565
Audit and tax fees	54,792
Legal fees	3,440
Miscellaneous	17,155
Total expenses		$3,778,137
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(30,539)
Net expenses		$3,747,596
Net investment loss		$(1,658,477)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$32,065,239
Foreign currency	(6,086)
Net realized gain (loss) on investments and foreign currency		$32,059,153
Change in unrealized appreciation (depreciation)
Investments	$(8,820,028)
Translation of assets and liabilities in foreign currencies	482
Net unrealized gain (loss) on investments and foreign currency translation		$(8,819,546)
Net realized and unrealized gain (loss) on investments and foreign currency		$23,239,607
Change in net assets from operations		$21,581,130

See Notes to Financial Statements

10

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment loss	$(1,658,477)	$(1,830,236)
Net realized gain (loss) on investments and foreign currency	32,059,153	44,598,016
Net unrealized gain (loss) on investments and foreign currency translation	(8,819,546)	(3,396,884)
Change in net assets from operations	$21,581,130	$39,370,896
Distributions declared to shareholders
From net realized gain on investments	$(42,235,087)	$(50,698,590)
Change in net assets from fund share transactions	$(20,270,732)	$(20,051,143)
Total change in net assets	$(40,924,689)	$(31,378,837)
Net assets
At beginning of period	452,686,612	484,065,449
At end of period	$411,761,923	$452,686,612

See Notes to Financial Statements

11

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.76	$9.00	$6.56	$5.63	$5.99
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.03)	$(0.02)	$(0.01)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	0.39	0.80	2.49	0.94	(0.33)
Total from investment operations	$0.36	$0.77	$2.47	$0.93	$(0.36)
Less distributions declared to shareholders
From net realized gain on investments	$(0.91)	$(1.01)	$(0.03)	$—	$—
Net asset value, end of period (x)	$8.21	$8.76	$9.00	$6.56	$5.63
Total return (%) (k)(r)(s)(x)	4.61	8.86	37.72	16.52	(6.01)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.81	0.81	0.89	0.88
Expenses after expense reductions (f)	0.80	0.80	0.81	0.89	0.88
Net investment loss	(0.33)	(0.34)	(0.26)	(0.10)	(0.44)
Portfolio turnover	37	49	62	65	71
Net assets at end of period (000 omitted)	$324,754	$363,788	$393,212	$359,488	$84,387

See Notes to Financial Statements

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MFS Mid Cap Growth Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.43	$8.72	$6.38	$5.48	$5.84
Income (loss) from investment operations
Net investment loss (d)	$(0.05)	$(0.05)	$(0.04)	$(0.02)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.38	0.77	2.41	0.92	(0.32)
Total from investment operations	$0.33	$0.72	$2.37	$0.90	$(0.36)
Less distributions declared to shareholders
From net realized gain on investments	$(0.91)	$(1.01)	$(0.03)	$—	$—
Net asset value, end of period (x)	$7.85	$8.43	$8.72	$6.38	$5.48
Total return (%) (k)(r)(s)(x)	4.43	8.56	37.22	16.42	(6.16)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.06	1.06	1.14	1.13
Expenses after expense reductions (f)	1.05	1.05	1.06	1.14	1.13
Net investment loss	(0.57)	(0.59)	(0.51)	(0.35)	(0.70)
Portfolio turnover	37	49	62	65	71
Net assets at end of period (000 omitted)	$87,008	$88,899	$90,854	$76,779	$30,142

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

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MFS Mid Cap Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

14

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$393,347,252	$—	$—	$393,347,252
Denmark	—	6,240,974	—	6,240,974
Hong Kong	2,691,947	—	—	2,691,947
United Kingdom	1,101,199	—	—	1,101,199
Israel	742,014	—	—	742,014
Mutual Funds	15,486,605	—	—	15,486,605
Total Investments	$413,369,017	$6,240,974	$—	$419,609,991

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $6,646,741. The fair value of the fund’s investment securities on loan and a related liability of $6,207,953 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $615,995. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between

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MFS Mid Cap Growth Series

Notes to Financial Statements – continued

the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$11,579,972	$27,850,486
Long-term capital gains	30,655,115	22,848,104
Total distributions	$42,235,087	$50,698,590

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$308,488,312
Gross appreciation	119,927,382
Gross depreciation	(8,805,703)
Net unrealized appreciation (depreciation)	$111,121,679
Undistributed long-term capital gain	30,751,706
Capital loss carryforwards	(938,323)
Other temporary differences	139

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MFS Mid Cap Growth Series

Notes to Financial Statements – continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/16	$(938,323)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$33,110,175	$40,428,769
Service Class	9,124,912	10,269,821
Total	$42,235,087	$50,698,590

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $30,539, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $18,224, which equated to 0.0041% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $597.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0178% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly

17

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $1,398 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $159,734,891 and $230,414,397, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,314,642	$19,663,750	1,604,650	$14,214,872
Service Class	1,902,483	16,016,393	1,466,651	12,683,994
	4,217,125	$35,680,143	3,071,301	$26,898,866
Shares issued to shareholders in reinvestment of distributions
Initial Class	4,234,038	$33,110,175	4,756,326	$40,428,769
Service Class	1,219,908	9,124,912	1,253,946	10,269,821
	5,453,946	$42,235,087	6,010,272	$50,698,590
Shares reacquired
Initial Class	(8,536,082)	$(76,384,073)	(8,510,344)	$(75,620,122)
Service Class	(2,580,067)	(21,801,889)	(2,594,228)	(22,028,477)
	(11,116,149)	$(98,185,962)	(11,104,572)	$(97,648,599)
Net change
Initial Class	(1,987,402)	$(23,610,148)	(2,149,368)	$(20,976,481)
Service Class	542,324	3,339,416	126,369	925,338
	(1,445,078)	$(20,270,732)	(2,022,999)	$(20,051,143)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 31%, 10%, and 7%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $1,474 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,561,591	112,241,848	(105,524,787)	9,278,652

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$6,258	$9,278,652

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MFS Mid Cap Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Mid Cap Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Series as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

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MFS Mid Cap Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

21

MFS Mid Cap Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

22

MFS Mid Cap Growth Series

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Eric Fischman Paul Gordon Matthew Sabel

23

MFS Mid Cap Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Mid Cap Growth Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

25

MFS Mid Cap Growth Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $33,721,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 15.68% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2015

MFS® NEW DISCOVERY SERIES

MFS® Variable Insurance Trust

VND-ANN

MFS® NEW DISCOVERY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS New Discovery Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bright Horizons Family Solutions, Inc.	3.1%
Gartner, Inc.	2.6%
SS&C Technologies Holdings, Inc.	2.1%
Healthcare Services Group, Inc.	2.0%
AMETEK, Inc.	1.8%
Masimo Corp.	1.8%
Sabre Corp.	1.7%
Steris PLC	1.7%
Cvent, Inc.	1.7%
Live Nation, Inc.	1.7%

Equity sectors
Health Care	26.1%
Technology	16.1%
Special Products & Services	14.0%
Leisure	7.1%
Industrial Goods & Services	6.9%
Autos & Housing	5.5%
Retailing	5.3%
Financial Services	4.5%
Basic Materials	3.8%
Consumer Staples	3.5%
Transportation	2.2%
Energy	1.8%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS New Discovery Series (“fund”) provided a total return of –1.89%, while Service Class shares of the fund provided a total return of –2.15%. These compare with a return of –1.38% over the same period for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

Stock selection in the transportation sector detracted from performance relative to the Russell 2000 Growth Index. Within this sector, an overweight position in truckload carrier company Swift Transport dampened relative results.

Security selection in the consumer staples sector also hurt relative results. The fund’s overweight position in pet food producer Freshpet detracted from relative performance after the company reported weaker-than-expected earnings and lowered guidance for 2015.

Stock selection in the retailing sector further weighed on relative returns. Within this sector, an overweight position in flooring company Lumber Liquidators (h) weighed on relative results. Shares of Lumber Liquidators fell after a negative story on 60 Minutes helped to impair the company’s brand. The piece alleged that an independent study found elevated levels of formaldehyde in its laminate wood flooring that came from China were well beyond the legal limits in the state of California.

Security selection in the health care sector was another detractor from relative performance. Most notably, the fund’s position in senior’s residences operator Brookdale Senior Living (b) held back relative performance. Shares of biopharmaceutical company Aratana Therapeutics and not holding biopharmaceutical company Dyax Corporation also weakened relative results.

Other top relative detractors during the period included holding shares of 3D printer manufacturer Stratasys (b)(h) and online forex trading broker FXCM (b)(h). Additionally, overweight positions in hotels operator and franchisor La Quinta and online marketing company Constant Contact (h) further detracted from relative performance.

Contributors to Performance

Strong stock selection in the technology sector benefited relative returns. Within this sector, the fund’s holdings of technology solutions provider Sabre (b) and an overweight position in fleet management solutions provider Fleetmatics Group bolstered relative results.

An overweight position and security selection in the special products & services sector also contributed to relative returns. Within this sector, an overweight position in child-care provider Bright Horizons and the fund’s holdings of residential and commercial services provider ServiceMaster (b) and payment solutions provider Global Payments (b) supported relative returns. Shares of Bright Horizons appreciated after cost management measures and the closing of underperforming locations boosted bottom-line results. Steady enrollment gains and new ramping centers also added value.

Stocks in other sectors that benefited relative results included overweight positions in medical technology company Masimo, pharmaceutical company TherapeuticsMD, clinical research company INC Research, restaurants operator Chuy’s and biopharmaceutical company Receptos (h). Shares of Masimo appreciated as the company reported solid earnings results during the period, driven by strong sales, product revenue growth, and controlled operating expenses.

3

MFS New Discovery Series

Management Review – continued

Respectfully,

Paul Gordon	Michael Grossman
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Series

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/01/98	(1.89)%	6.97%	8.18%
Service Class	5/01/00	(2.15)%	6.70%	7.90%

Comparative benchmark
Russell 2000 Growth Index (f)		(1.38)%	10.67%	7.95%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS New Discovery Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.94%	$1,000.00	$897.05	$4.49
	Hypothetical (h)	0.94%	$1,000.00	$1,020.47	$4.79
Service Class	Actual	1.19%	$1,000.00	$895.98	$5.69
	Hypothetical (h)	1.19%	$1,000.00	$1,019.21	$6.06

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS New Discovery Series

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 96.8%
Automotive – 0.7%
Fenix Parts, Inc. (a)	737,891	$5,010,277

Biotechnology – 4.4%
Aduro Biotech, Inc. (a)(l)	53,859	$1,515,592
Alder Biopharmaceuticals, Inc. (a)	50,953	1,682,978
Alnylam Pharmaceuticals, Inc. (a)	26,236	2,469,857
AMAG Pharmaceuticals, Inc. (a)	145,814	4,402,125
Amicus Therapeutics, Inc. (a)	238,560	2,314,032
Chiasma, Inc. (a)	84,875	1,661,004
Esperion Therapeutics, Inc. (a)(l)	45,379	1,010,137
Exact Sciences Corp. (a)(l)	185,797	1,714,906
MiMedx Group, Inc. (a)(l)	348,137	3,262,044
NantKwest, Inc. (a)(l)	62,219	1,078,255
Novavax, Inc. (a)	208,845	1,752,210
Seres Therapeutics, Inc. (a)(l)	46,807	1,642,458
Tesaro, Inc. (a)	94,598	4,949,367
VTV Therapeutics, Inc. (a)	154,412	1,051,546

		$30,506,511

Broadcasting – 1.7%
Live Nation, Inc. (a)	476,277	$11,702,126

Brokerage & Asset Managers – 1.3%
NASDAQ, Inc.	157,926	$9,186,555

Business Services – 10.7%
Bright Horizons Family Solutions, Inc. (a)	322,422	$21,537,790
CoStar Group, Inc. (a)	40,193	8,307,491
Gartner, Inc. (a)	201,023	18,232,786
Global Payments, Inc.	135,334	8,730,396
Ultimate Software Group, Inc. (a)	38,287	7,485,491
Univar, Inc. (a)	328,307	5,584,502
WNS (Holdings) Ltd., ADR (a)	164,662	5,135,808

		$75,014,264

Computer Software – 1.1%
Cadence Design Systems, Inc. (a)	223,967	$4,660,753
Cornerstone OnDemand, Inc. (a)	91,822	3,170,614

		$7,831,367

Computer Software – Systems – 11.9%
2U, Inc. (a)(l)	208,784	$5,841,776
Cvent, Inc. (a)	335,914	11,726,758
Demandware, Inc. (a)	87,037	4,697,387
Fleetmatics Group PLC (a)	94,539	4,801,636
Model N, Inc. (a)	652,658	7,283,663
NICE Systems Ltd., ADR	119,249	6,835,353
Proofpoint, Inc. (a)	55,902	3,634,189
Pure Storage, Inc. (a)(l)	99,703	1,552,376
Rapid7, Inc. (a)(l)	295,449	4,470,143
Sabre Corp.	432,025	12,083,739
ServiceNow, Inc. (a)	72,364	6,263,828
SS&C Technologies Holdings, Inc.	213,027	14,543,353

		$83,734,201

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 4.8%
Interface, Inc.	432,778	$8,283,371
Lennox International, Inc.	63,590	7,942,391
Pool Corp.	87,413	7,061,222
Summit Materials, Inc., “A” (a)	368,381	7,382,356
Trex Co., Inc. (a)	82,284	3,130,083

		$33,799,423

Consumer Services – 2.4%
Nord Anglia Education, Inc. (a)	364,799	$7,398,124
Servicemaster Global Holdings, Inc. (a)	240,626	9,442,164

		$16,840,288

Containers – 0.7%
Berry Plastics Group, Inc. (a)	139,861	$5,060,171

Electrical Equipment – 3.0%
Advanced Drainage Systems, Inc.	208,951	$5,021,093
AMETEK, Inc.	234,569	12,570,553
MSC Industrial Direct Co., Inc., “A”	58,437	3,288,250

		$20,879,896

Electronics – 2.1%
Iriso Electronics Co. Ltd.	33,331	$1,869,408
Monolithic Power Systems, Inc.	96,976	6,178,341
Silicon Laboratories, Inc. (a)	130,091	6,314,617

		$14,362,366

Energy – Independent – 1.0%
Memorial Resource Development Corp. (a)	288,425	$4,658,064
PDC Energy, Inc. (a)	47,447	2,532,721

		$7,190,785

Engineering – Construction – 1.6%
Stantec, Inc.	233,675	$5,795,856
Team, Inc. (a)	174,475	5,576,221

		$11,372,077

Food & Beverages – 3.5%
Amplify Snack Brands, Inc. (a)(l)	206,160	$2,374,963
Blue Buffalo Pet Products, Inc. (a)(l)	178,545	3,340,577
Flex Pharma, Inc. (a)	86,181	1,072,953
Freshpet, Inc. (a)(l)	725,040	6,155,590
Performance Food Group Co. (a)	181,373	4,196,971
Snyders-Lance, Inc.	209,684	7,192,161

		$24,333,215

Gaming & Lodging – 2.0%
Diamond Resorts International, Inc. (a)	187,035	$4,771,263
La Quinta Holdings, Inc. (a)	284,526	3,872,399
Norwegian Cruise Line Holdings Ltd. (a)	90,476	5,301,894

		$13,945,556

7

MFS New Discovery Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
General Merchandise – 2.2%
Five Below, Inc. (a)	254,117	$8,157,156
Ollie’s Bargain Outlet Holdings, Inc. (a)(l)	419,342	7,133,007

		$15,290,163

Healthcare – 1.0%
Ionis Pharmaceuticals, Inc. (a)	111,911	$6,930,648

Internet – 1.0%
Marketo, Inc. (a)	247,380	$7,102,280

Machinery & Tools – 2.3%
Allison Transmission Holdings, Inc.	292,462	$7,571,841
IPG Photonics Corp. (a)	55,872	4,981,548
WABCO Holdings, Inc. (a)	34,929	3,571,840

		$16,125,229

Medical & Health Technology & Services – 6.1%
Adeptus Health, Inc., “A” (a)(l)	76,947	$4,195,150
Brookdale Senior Living, Inc. (a)	260,661	4,811,802
Capital Senior Living Corp. (a)	235,530	4,913,156
Healthcare Services Group, Inc.	409,530	14,280,311
IDEXX Laboratories, Inc. (a)	51,977	3,790,163
INC Research Holdings, Inc., “A” (a)	114,777	5,567,832
MEDNAX, Inc. (a)	69,701	4,994,774

		$42,553,188

Medical Equipment – 12.4%
Align Technology, Inc. (a)	59,558	$3,921,894
AtriCure, Inc. (a)	73,335	1,645,637
Cardiovascular Systems, Inc. (a)	225,010	3,402,151
Cepheid, Inc. (a)	174,486	6,373,974
DexCom, Inc. (a)	60,944	4,991,314
Hologic, Inc. (a)	200,580	7,760,440
Insulet Corp. (a)	212,515	8,035,192
Masimo Corp. (a)	302,542	12,558,518
NxStage Medical, Inc. (a)	447,123	9,796,465
PerkinElmer, Inc.	164,068	8,789,123
Steris PLC	157,017	11,829,661
VWR Corp. (a)	188,312	5,331,113
Zeltiq Aesthetics, Inc. (a)(l)	92,063	2,626,557

		$87,062,039

Oil Services – 0.8%
Forum Energy Technologies, Inc. (a)	258,575	$3,221,845
Patterson-UTI Energy, Inc.	152,711	2,302,882

		$5,524,727

Other Banks & Diversified Financials – 3.2%
Air Lease Corp.	112,430	$3,764,156
CAI International, Inc. (a)	145,117	1,462,779
First Republic Bank	68,365	4,516,192
PrivateBancorp, Inc.	164,702	6,756,076
Texas Capital Bancshares, Inc. (a)	122,320	6,045,054

		$22,544,257

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – 2.2%
Aratana Therapeutics, Inc. (a)	313,892	$1,751,517
Collegium Pharmaceutical, Inc. (a)	117,116	3,220,690
Intercept Pharmaceuticals, Inc. (a)	21,823	3,259,265
MediWound Ltd. (a)	166,561	1,422,431
TherapeuticsMD, Inc. (a)	570,761	5,918,792

		$15,572,695

Railroad & Shipping – 1.3%
Diana Shipping, Inc. (a)	807,145	$3,511,081
Genesee & Wyoming, Inc. (a)	73,825	3,963,664
StealthGas, Inc. (a)	530,167	1,818,473

		$9,293,218

Restaurants – 3.5%
Chuy’s Holdings, Inc. (a)	136,958	$4,292,264
Domino’s Pizza, Inc.	29,513	3,283,321
Dunkin Brands Group, Inc.	139,709	5,950,206
El Pollo Loco Holdings, Inc. (a)(l)	323,922	4,091,135
Wingstop, Inc. (a)(l)	170,166	3,881,486
Zoe’s Kitchen, Inc. (a)(l)	101,061	2,827,687

		$24,326,099

Special Products & Services – 0.9%
Boyd Group Income Fund, IEU	70,931	$3,388,407
WL Ross Holding Corp., EU (a)	304,871	3,137,123

		$6,525,530

Specialty Chemicals – 3.1%
Albemarle Corp.	136,064	$7,620,945
Axalta Coating Systems Ltd. (a)	340,564	9,076,031
Ferroglobe PLC	431,642	4,640,152

		$21,337,128

Specialty Stores – 3.1%
Boot Barn Holdings, Inc. (a)	158,901	$1,952,893
Burlington Stores, Inc. (a)	122,649	5,261,642
Cabela’s, Inc. (a)	76,356	3,568,116
Citi Trends, Inc.	271,978	5,779,533
Urban Outfitters, Inc. (a)	238,542	5,426,831

		$21,989,015

Trucking – 0.8%
Swift Transportation Co. (a)	421,648	$5,827,175

Total Common Stocks (Identified Cost, $618,989,476)		$678,772,469

MONEY MARKET FUNDS – 3.3%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	23,019,974	$23,019,974

8

MFS New Discovery Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COLLATERAL FOR SECURITIES LOANED – 4.1%
Navigator Securities Lending Prime Portfolio, 0.32%, at Cost and Net Asset Value (j)	28,477,383	$28,477,383

Total Investments (Identified Cost, $670,486,833)		$730,269,826

OTHER ASSETS, LESS LIABILITIES – (4.2)%		(29,152,248)

NET ASSETS – 100.0%		$701,117,578

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

EU	Equity Unit

IEU	International Equity Unit

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $647,466,859)	$707,249,852
Underlying affiliated funds, at cost and value	23,019,974
Total investments, at value, including $27,448,946 of securities on loan (identified cost, $670,486,833)	$730,269,826
Receivables for
Fund shares sold	146,569
Interest and dividends	162,738
Other assets	4,361
Total assets		$730,583,494
Liabilities
Payable for fund shares reacquired	$812,167
Collateral for securities loaned, at value	28,477,383
Payable to affiliates
Investment adviser	25,935
Shareholder servicing costs	498
Distribution and/or service fees	5,395
Payable for independent Trustees’ compensation	16
Accrued expenses and other liabilities	144,522
Total liabilities		$29,465,916
Net assets		$701,117,578
Net assets consist of
Paid-in capital	$617,129,567
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	59,783,003
Accumulated net realized gain (loss) on investments and foreign currency	24,205,008
Net assets		$701,117,578
Shares of beneficial interest outstanding		47,059,948

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$312,151,370	20,149,126	$15.49
Service Class	388,966,208	26,910,822	14.45

See Notes to Financial Statements

10

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net Investment loss
Income
Dividends	$3,248,695
Income on securities loaned	575,198
Dividends from underlying affiliated funds	19,019
Foreign taxes withheld	(27,523)
Total investment income		$3,815,389
Expenses
Management fee	$7,406,710
Distribution and/or service fees	1,163,559
Shareholder servicing costs	53,427
Administrative services fee	138,353
Independent Trustees’ compensation	16,849
Custodian fee	82,097
Shareholder communications	136,635
Audit and tax fees	57,380
Legal fees	5,934
Miscellaneous	26,199
Total expenses		$9,087,143
Fees paid indirectly	(146)
Reduction of expenses by investment adviser	(183,244)
Net expenses		$8,903,753
Net investment loss		$(5,088,364)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$42,742,294
Foreign currency	(1,790)
Net realized gain (loss) on investments and foreign currency		$42,740,504
Change in unrealized appreciation (depreciation)
Investments	$(47,368,888)
Translation of assets and liabilities in foreign currencies	6
Net unrealized gain (loss) on investments and foreign currency translation		$(47,368,882)
Net realized and unrealized gain (loss) on investments and foreign currency		$(4,628,378)
Change in net assets from operations		$(9,716,742)

See Notes to Financial Statements

11

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment loss	$(5,088,364)	$(5,297,753)
Net realized gain (loss) on investments and foreign currency	42,740,504	34,538,713
Net unrealized gain (loss) on investments and foreign currency translation	(47,368,882)	(102,822,029)
Change in net assets from operations	$(9,716,742)	$(73,581,069)
Distributions declared to shareholders
From net realized gain on investments	$(25,964,753)	$(193,566,218)
Change in net assets from fund share transactions	$(123,920,193)	$124,817,247
Total change in net assets	$(159,601,688)	$(142,330,040)
Net assets
At beginning of period	860,719,266	1,003,049,306
At end of period	$701,117,578	$860,719,266

See Notes to Financial Statements

12

MFS New Discovery Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.32	$22.07	$15.72	$14.29	$18.31
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.09)	$(0.08)	$(0.05)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	(1.42)	6.59	3.00	(1.70)
Total from investment operations	$(0.30)	$(1.51)	$6.51	$2.95	$(1.80)
Less distributions declared to shareholders
From net realized gain on investments	$(0.53)	$(4.24)	$(0.16)	$(1.52)	$(2.22)
Net asset value, end of period (x)	$15.49	$16.32	$22.07	$15.72	$14.29
Total return (%) (k)(r)(s)(x)	(1.89)	(7.26)	41.52	21.22	(10.27)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.96	0.96	0.97	0.98
Expenses after expense reductions (f)	0.94	0.95	0.96	0.97	0.98
Net investment loss	(0.48)	(0.46)	(0.44)	(0.29)	(0.56)
Portfolio turnover	60	96	104	122	177
Net assets at end of period (000 omitted)	$312,151	$391,474	$424,432	$395,107	$363,412

See Notes to Financial Statements

13

MFS New Discovery Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$15.30	$21.02	$15.01	$13.74	$17.74
Income (loss) from investment operations
Net investment loss (d)	$(0.11)	$(0.13)	$(0.12)	$(0.08)	$(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.21)	(1.35)	6.29	2.87	(1.64)
Total from investment operations	$(0.32)	$(1.48)	$6.17	$2.79	$(1.78)
Less distributions declared to shareholders
From net realized gain on investments	$(0.53)	$(4.24)	$(0.16)	$(1.52)	$(2.22)
Net asset value, end of period (x)	$14.45	$15.30	$21.02	$15.01	$13.74
Total return (%) (k)(r)(s)(x)	(2.15)	(7.49)	41.22	20.90	(10.49)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.21	1.21	1.22	1.23
Expenses after expense reductions (f)	1.19	1.20	1.21	1.22	1.23
Net investment loss	(0.73)	(0.72)	(0.69)	(0.53)	(0.80)
Portfolio turnover	60	96	104	122	177
Net assets at end of period (000 omitted)	$388,966	$469,245	$578,617	$393,224	$312,589

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS New Discovery Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

15

MFS New Discovery Series

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$641,597,529	$—	$—	$641,597,529
Canada	9,184,262	—	—	9,184,262
Israel	8,257,784	—	—	8,257,784
Hong Kong	7,398,124	—	—	7,398,124
Greece	5,329,554	—	—	5,329,554
India	5,135,808	—	—	5,135,808
Japan	—	1,869,408	—	1,869,408
Mutual Funds	51,497,357	—	—	51,497,357
Total Investments	$728,400,418	$1,869,408	$—	$730,269,826

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $27,448,946. The fair value of the fund’s investment securities on loan and a related liability of $28,477,383 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee

16

MFS New Discovery Series

Notes to Financial Statements – continued

is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$—	$119,667,889
Long-term capital gains	25,964,753	73,898,329
Total distributions	$25,964,753	$193,566,218

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$677,085,929
Gross appreciation	117,563,129
Gross depreciation	(64,379,232)
Net unrealized appreciation (depreciation)	$53,183,897
Undistributed ordinary income	13,236,547
Undistributed long-term capital gain	17,449,126
Other temporary differences	118,441

17

MFS New Discovery Series

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$10,547,386	$85,766,668
Service Class	15,417,367	107,799,550
Total	$25,964,753	$193,566,218

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Average daily net assets in excess of $1 billion	0.80%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $57,013, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment related expenses, such that total annual operating expenses do not exceed 0.94% of average daily net assets for the Initial Class shares and 1.19% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, this reduction amounted to $126,231 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $50,359, which equated to 0.0061% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $3,068.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0168% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent

18

MFS New Discovery Series

Notes to Financial Statements – continued

Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $2,594 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $479,910,962 and $639,336,841, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,819,811	$30,303,575	2,213,527	$39,624,819
Service Class	7,789,496	120,920,972	10,949,098	193,646,369
	9,609,307	$151,224,547	13,162,625	$233,271,188
Shares issued in connection with acquisition of MFS New Discovery Portfolio
Initial Class			3,770,832	$76,019,967
Service Class			4,528,397	86,809,366
			8,299,229	$162,829,333
Shares issued to shareholders in reinvestment of distributions
Initial Class	677,417	$10,547,386	5,138,806	$85,766,668
Service Class	1,060,342	15,417,367	6,883,752	107,799,550
	1,737,759	$25,964,753	12,022,558	$193,566,218
Shares reacquired
Initial Class	(6,328,466)	$(106,724,000)	(6,374,245)	$(120,002,831)
Service Class	(12,599,958)	(194,385,493)	(19,229,005)	(344,846,661)
	(18,928,424)	$(301,109,493)	(25,603,250)	$(464,849,492)
Net change
Initial Class	(3,831,238)	$(65,873,039)	4,748,920	$81,408,623
Service Class	(3,750,120)	(58,047,154)	3,132,242	43,408,624
	(7,581,358)	$(123,920,193)	7,881,162	$124,817,247

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 4%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $2,558 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

19

MFS New Discovery Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	$12,092,040	$342,463,412	$(331,535,478)	$23,019,974

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$19,019	$23,019,974

(8)	Acquisitions

At close of business on August 8, 2014, the fund with net assets of approximately $744,555,881, acquired all of the assets and liabilities of MFS New Discovery Portfolio, a series of MFS Variable Insurance Trust II. The purpose of the transaction was to provide shareholders of MFS New Discovery Portfolio the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 8,299,229 shares of the fund (valued at approximately $162,829,333) for all of the assets and liabilities of MFS New Discovery Portfolio. MFS New Discovery Portfolio then distributed the shares of the fund that MFS New Discovery Portfolio received from the fund to its shareholders. MFS New Discovery Portfolio’s investments on that date were valued at approximately $162,758,952 with a cost basis of approximately $153,890,742. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS New Discovery Portfolio were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

20

MFS New Discovery Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS New Discovery Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Series as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

21

MFS New Discovery Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

22

MFS New Discovery Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

23

MFS New Discovery Series

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Paul Gordon Michael Grossman

24

MFS New Discovery Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund and its retail counterpart, MFS New Discovery Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund’s retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding

25

MFS New Discovery Series

Board Review of Investment Advisory Agreement – continued

the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

26

MFS New Discovery Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $28,562,000 as capital gain dividends paid during the fiscal year.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2015

MFS® TOTAL RETURN BOND SERIES

(formerly MFS® Research Bond Series)

MFS® Variable Insurance Trust

VFB-ANN

MFS® TOTAL RETURN BOND SERIES

(formerly MFS® Research Bond Series)

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Bond Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Total Return Bond Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	38.7%
Mortgage-Backed Securities	20.3%
U.S. Treasury Securities	15.4%
Commercial Mortgage-Backed Securities	10.2%
High Yield Corporates	6.5%
Asset-Backed Securities	3.1%
U.S. Government Agencies	2.4%
Collateralized Debt Obligations	2.0%
Emerging Markets Bonds	0.5%
Residential Mortgage-Backed Securities	0.1%
Municipal Bonds	0.1%

Composition including fixed income credit quality (a)(i)
AAA	10.7%
AA	2.2%
A	10.7%
BBB	28.4%
BB	5.2%
B	3.7%
CCC	0.3%
C (o)	0.0%
U.S. Government	14.7%
Federal Agencies	22.7%
Not Rated	0.7%
Cash & Cash Equivalents	1.4%
Other	(0.7)%

Portfolio facts (i)
Average Duration (d)	5.4
Average Effective Maturity (m)	7.4 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

From time to time Other may be negative due to equivalent exposure from currency derivatives and/or offsets to derivative positions.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

MFS Total Return Bond Series

Portfolio Composition – continued

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

MFS Total Return Bond Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Total Return Bond Series (“fund”) provided a total return of –0.30%, while Service Class shares of the fund provided a total return of –0.58%. These compare with a return of 0.55% over the same period for the fund’s benchmark, the Barclays U.S. Aggregate Bond Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

The fund’s greater exposure to bonds rated (r) “BBB” and below was a primary detractor from performance relative to the Barclays U.S. Aggregate Bond Index as bonds in these credit quality segments underperformed over the reporting period.

Contributors to Performance

Positive bond selection was the primary contributor to relative performance, particularly in the agencies, banking and finance sectors.

The portion of the fund’s return derived from yield, which was greater than that of the benchmark, also benefited relative performance.

The fund’s greater-than-benchmark exposure to the finance sector was another positive factor to relative returns.

Respectfully,

Joshua Marston	Robert Persons	Jeffrey Wakelin
Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Note to Shareholders: Effective April 30, 2015, the fund’s name changed from MFS Research Bond Series to MFS Total Return Bond Series. Effective December 31, 2015, Jeffrey Wakelin was no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Total Return Bond Series

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/24/95	(0.30)%	3.66%	4.69%
Service Class	5/01/00	(0.58)%	3.39%	4.42%

Comparative benchmark
Barclays U.S. Aggregate Bond Index (f)		0.55%	3.25%	4.51%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Total Return Bond Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.53%	$1,000.00	$996.24	$2.67
	Hypothetical (h)	0.53%	$1,000.00	$1,022.53	$2.70
Service Class	Actual	0.78%	$1,000.00	$994.94	$3.92
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MFS Total Return Bond Series

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 97.9%
Aerospace – 0.3%
Lockheed Martin Corp., 4.7%, 5/15/46	$5,043,000	$5,189,333
TransDigm, Inc., 6.5%, 7/15/24	2,970,000	2,953,665

		$8,142,998

Asset-Backed & Securitized – 15.4%
Alm XIV Ltd., CLO, 2014-14A, “A1”, FRN, 1.753%, 7/28/26 (z)	$9,007,942	$8,919,287
AmeriCredit Automobile Receivables Trust, “A2”, 0.54%, 10/10/17	897,415	896,867
Ameriquest Mortgage Securities, Inc., “M1”, FRN, 0.891%, 10/25/35	2,800,000	2,723,052
ARI Fleet Lease Trust, “A”, FRN, 0.63%, 1/15/21 (n)	326,083	325,793
Babson Ltd., CLO, FRN, 1.417%, 4/20/25 (z)	9,870,445	9,667,538
Banc of America Commercial Mortgage, Inc., 5.337%, 12/15/43 (n)	2,801,036	2,890,292
Banc of America Commercial Mortgage, Inc., FRN, 5.613%, 4/24/49 (n)	637,169	651,684
Banc of America Large Loan, Inc., FRN, 5.325%, 2/24/44 (n)	8,700,365	8,935,976
Bayview Commercial Asset Trust, FRN, 0%, 4/25/36 (i)(z)	262,787	860
Bayview Commercial Asset Trust, FRN, 0%, 7/25/36 (i)(z)	191,197	0
Bayview Commercial Asset Trust, FRN, 0%, 10/25/36 (i)(z)	495,382	0
Bayview Commercial Asset Trust, FRN, 0%, 12/25/36 (i)(z)	247,014	0
Bayview Commercial Asset Trust, FRN, 0%, 3/25/37 (i)(z)	542,154	0
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.832%, 12/28/40 (z)	132,470	96,972
Bear Stearns Commercial Mortgage Securities, Inc., “A4”, FRN, 5.471%, 1/12/45	4,899,032	5,042,172
Bear Stearns Cos., Inc., “A2”, FRN, 0.871%, 12/25/42	1,039,195	1,029,793
Cent CDO XI Ltd., “A1”, FRN, 0.582%, 4/25/19 (n)	2,807,354	2,764,781
Cent CLO LP, 2014-16AR, “A1AR”, FRN, 1.578%, 8/01/24 (z)	5,669,598	5,649,902
Chesapeake Funding LLC, “A”, FRN, 0.718%, 1/07/25 (n)	6,200,566	6,197,881
Citigroup Commercial Mortgage Trust, 2014-GC25, “A4”, 3.635%, 10/10/47	3,128,793	3,180,686
Citigroup Commercial Mortgage Trust, 2015-GC27, “A5”, 3.137%, 2/10/48	7,821,982	7,633,686
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	14,991,431	15,243,337
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/49	10,410,000	10,624,822

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
CNH Wholesale Master Note Trust, “A”, FRN, 0.93%, 8/15/19 (n)	$10,568,000	$10,554,764
Commercial Mortgage Acceptance Corp., FRN, 2.025%, 9/15/30 (i)	24,747	318
Commercial Mortgage Asset Trust, FRN, 0.486%, 1/17/32 (i)(z)	493,703	1,407
Commercial Mortgage Pass-Through Certificates, “A4”, 3.183%, 2/10/48	7,671,000	7,521,633
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 12/10/46	1,258,517	1,280,900
Commercial Mortgage Trust, “A4”, 3.147%, 8/15/45	3,950,000	3,987,073
Commercial Mortgage Trust, 2014-CR19, “A5”, 3.796%, 8/10/47	8,605,908	8,868,522
Commercial Mortgage Trust, 2014-UBS4, “A5”, 3.694%, 8/10/47	8,091,000	8,219,998
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/48	10,000,000	10,163,463
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.948%, 9/15/39	8,642,799	8,995,131
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.698%, 6/15/39	13,668,432	13,961,594
Credit Suisse Commercial Mortgage Trust, “C4”, FRN, 5.948%, 9/15/39	6,667,307	6,973,009
Credit Suisse Mortgage Capital Certificate, 5.311%, 12/15/39	2,116,622	2,138,725
Credit-Based Asset Servicing & Securitization LLC, 4.122%, 12/25/35	22,338	22,081
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/57	2,695,346	2,719,417
CWCapital Cobalt Ltd., “A4”, FRN, 5.766%, 5/15/46	1,953,132	2,028,236
CWCapital LLC, 5.223%, 8/15/48	465,678	473,090
Dryden Senior Loan Fund, CLO, “A”, FRN, 1.7%, 1/15/25 (z)	7,548,370	7,498,392
Falcon Franchise Loan LLC, FRN, 39.274%, 1/05/25 (i)(z)	5,975	1,445
First Union National Bank Commercial Mortgage Trust, FRN, 1.467%, 1/12/43 (i)(z)	80,447	252
Flatiron CLO Ltd. 2013-1A, “A1”, FRN, 1.715%, 1/17/26 (z)	8,321,193	8,238,688
Ford Credit Auto Owner Trust, 2014-1,“A”, 2.26%, 11/15/25 (n)	4,559,000	4,596,509
Ford Credit Auto Owner Trust, 2014-2,“A”, 2.31%, 4/15/26 (n)	10,726,000	10,710,405
GE Capital Commercial Mortgage Corp., “A”, 5.543%, 12/10/49	974,966	1,002,846
Greenwich Capital Commercial Funding Corp., 5.475%, 3/10/39	11,128,879	11,384,884
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/50	7,904,407	7,862,717

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
Harley-Davidson Motorcycle Trust, “A2”, FRN, 0.63%, 1/15/19	$1,825,076	$1,824,868
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 0.843%, 12/10/27 (n)	3,292,162	3,285,516
Hertz Fleet Lease Funding LP, 2014-1, FRN, 0.693%, 4/10/28 (z)	5,095,001	5,082,445
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/48	9,314,291	9,349,080
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/48	3,308,428	3,242,374
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 5/12/45	523,360	529,494
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, 4.171%, 8/15/46	600,000	638,956
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.774%, 6/15/49	2,391,275	2,396,788
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.937%, 2/15/51	118,333	118,190
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.774%, 6/15/49	9,677,430	9,868,618
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.555%, 7/15/42 (n)	130,000	31,169
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.694%, 2/12/49	735,205	758,282
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.774%, 6/15/49	15,944,203	16,216,559
JPMorgan Mortgage Trust, “A1”, FRN, 2.161%, 10/25/33	351,369	336,997
Kingsland III Ltd., “A1”, CDO, FRN, 0.597%, 8/24/21 (n)	1,298,280	1,290,714
LB-UBS Commercial Mortgage Trust, “A4”, 5.372%, 9/15/39	2,867,994	2,909,482
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.133%, 2/18/30 (i)	20,109	208
Merrill Lynch Mortgage Investors Inc., “A”, FRN, 2.218%, 5/25/36	819,272	811,603
Merrill Lynch Mortgage Investors Inc., “A5”, FRN, 2.186%, 4/25/35	559,285	530,022
Merrill Lynch Mortgage Trust, “A3”, FRN, 5.835%, 6/12/50	356,743	356,462
Morgan Stanley Bank of America/Merrill Lynch Trust, “A4”, 3.176%, 8/15/45	5,000,000	5,076,714
Morgan Stanley Capital I Trust, “AM”, FRN, 5.681%, 4/15/49	14,764,000	15,012,310
Morgan Stanley Capital I, Inc., FRN, 0.943%, 11/15/30 (i)(n)	81,831	1,311
Morgan Stanley Re-REMIC Trust, FRN, 5.794%, 8/15/45 (n)	11,500,000	11,931,681

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
Motor PLC, 2015-1A, “A1”, FRN, 1.021%, 6/25/22 (n)	$4,620,000	$4,605,498
Nextgear Floorplan Master Owner Trust, 2015-1A, “A”, 1.8%, 7/15/19 (n)	6,772,000	6,736,914
Nextgear Floorplan Master Owner Trust, 2015-2A, “A”, 2.38%, 10/15/20 (z)	7,586,000	7,514,729
Nissan Master Owner Trust Receivables 2015,“A-2”, 1.44%, 1/15/20	9,277,000	9,209,048
Preferred Term Securities XIX Ltd., CDO, FRN, 0.862%, 12/22/35 (z)	325,769	228,615
Race Point CLO Ltd., “A”, FRN, 1.619%, 2/20/25 (n)	7,740,000	7,689,349
Residential Funding Mortgage Securities, Inc., 5.32%, 12/25/35	91,733	75,311
Volkswagen Credit Auto Master Trust, 2014-1A, “A1”, FRN, 0.752%, 7/22/19 (n)	6,106,000	6,038,192
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.952%, 2/15/51	6,696,524	6,921,910
Wachovia Bank Commercial Mortgage Trust, FRN, 5.712%, 6/15/49	13,489,441	13,816,924
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/48	10,682,988	10,730,263

		$396,847,476

Automotive – 0.8%
General Motors Co., 4.875%, 10/02/23	$4,291,000	$4,388,195
General Motors Co., 5.2%, 4/01/45	4,005,000	3,770,431
General Motors Financial Co., Inc., 3.45%, 4/10/22	2,500,000	2,399,558
Hyundai Capital America, 2.4%, 10/30/18 (n)	1,576,000	1,571,253
Hyundai Capital America, 2.6%, 3/19/20 (n)	2,806,000	2,757,139
Volkswagen Group America Finance LLC, 2.4%, 5/22/20 (n)	6,214,000	5,819,113

		$20,705,689

Biotechnology – 0.6%
Life Technologies Corp., 5%, 1/15/21	$13,872,000	$14,758,351

Broadcasting – 0.3%
Omnicom Group, Inc., 3.65%, 11/01/24	$1,872,000	$1,854,467
SES Global Americas Holdings GP, 5.3%, 3/25/44 (n)	2,857,000	2,723,247
SES S.A., 5.3%, 4/04/43 (z)	3,272,000	3,143,047

		$7,720,761

Brokerage & Asset Managers – 0.7%
CME Group, Inc., 3%, 3/15/25	$2,197,000	$2,156,804
Intercontinental Exchange, Inc., 2.75%, 12/01/20	1,591,000	1,591,269
Intercontinental Exchange, Inc., 3.75%, 12/01/25	4,711,000	4,726,951
NYSE Euronext, 2%, 10/05/17	3,115,000	3,119,981

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Brokerage & Asset Managers – continued
TD Ameritrade Holding Corp., 2.95%, 4/01/22	$1,773,000	$1,757,401
TD Ameritrade Holding Corp., 5.6%, 12/01/19	3,959,000	4,413,030

		$17,765,436

Building – 0.4%
Martin Marietta Materials, Inc., 4.25%, 7/02/24	$8,330,000	$8,179,452
Mohawk Industries, Inc., 3.85%, 2/01/23	2,668,000	2,701,507

		$10,880,959

Business Services – 0.2%
Equinix, Inc., 4.875%, 4/01/20	$4,055,000	$4,215,173

Cable TV – 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp., 6.5%, 4/30/21	$3,840,000	$3,993,600
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24	3,865,000	3,971,288
CCO Safari II LLC, 4.908%, 7/23/25 (n)	7,676,000	7,668,454
SIRIUS XM Radio, Inc., 4.25%, 5/15/20 (n)	7,940,000	8,019,400
Time Warner Cable, Inc., 4.5%, 9/15/42	3,721,000	2,920,006
Time Warner Entertainment Co. LP, 8.375%, 7/15/33	290,000	342,130
Videotron Ltd., 5%, 7/15/22	8,605,000	8,605,000

		$35,519,878

Chemicals – 0.8%
CF Industries Holdings, Inc., 5.375%, 3/15/44	$3,102,000	$2,697,713
CF Industries Holdings, Inc., 7.125%, 5/01/20	5,826,000	6,575,993
LyondellBasell Industries N.V., 5.75%, 4/15/24	6,275,000	6,913,613
Tronox Finance LLC, 6.375%, 8/15/20	7,078,000	4,259,540

		$20,446,859

Computer Software – 0.3%
VeriSign, Inc., 4.625%, 5/01/23	$6,600,000	$6,390,450

Computer Software – Systems – 0.2%
Apple, Inc., 4.375%, 5/13/45	$4,792,000	$4,834,936

Consumer Products – 0.4%
Mattel, Inc., 5.45%, 11/01/41	$4,191,000	$4,134,686
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/23 (n)	6,765,000	6,906,876

		$11,041,562

Consumer Services – 0.4%
ADT Corp., 6.25%, 10/15/21	$7,105,000	$7,421,528
Priceline Group, Inc., 3.65%, 3/15/25	3,610,000	3,513,804

		$10,935,332

Containers – 0.6%
Ball Corp., 5%, 3/15/22	$1,385,000	$1,412,700
Ball Corp., 4%, 11/15/23	4,870,000	4,644,763

Issuer	Shares/Par	Value ($)

BONDS – continued
Containers – continued
Berry Plastics Corp., 5.125%, 7/15/23	$2,905,000	$2,825,112
Sealed Air Corp., 5.125%, 12/01/24 (n)	6,910,000	6,910,000

		$15,792,575

Defense Electronics – 0.0%
BAE Systems Holdings, Inc., 6.375%, 6/01/19 (n)	$500,000	$559,578

Energy – Independent – 0.2%
Chesapeake Energy Corp., 5.75%, 3/15/23	$7,390,000	$2,143,100
EQT Corp., 4.875%, 11/15/21	3,718,000	3,540,819

		$5,683,919

Energy – Integrated – 0.5%
BP Capital Markets PLC, 2.237%, 5/10/19	$6,940,000	$6,949,341
Chevron Corp., 3.326%, 11/17/25	883,000	889,366
Chevron Corp., 1.104%, 12/05/17	1,560,000	1,549,358
Pacific Exploration and Production Corp., 5.125%, 3/28/23 (n)	3,232,000	614,080
Shell International Finance B.V., 2.125%, 5/11/20	3,229,000	3,176,897

		$13,179,042

Entertainment – 0.5%
Carnival Corp., 3.95%, 10/15/20	$9,416,000	$9,835,888
Six Flags Entertainment Corp., 5.25%, 1/15/21 (n)	3,710,000	3,756,375

		$13,592,263

Financial Institutions – 1.3%
General Electric Capital Corp., 6.375% to 11/15/17, FRN to 11/15/67	$5,150,000	$5,378,145
General Electric Capital Corp., 7.5%, 8/21/35	4,000,000	5,564,220
General Electric Capital Corp., 2.1%, 12/11/19	2,064,000	2,064,557
International Lease Finance Corp., 7.125%, 9/01/18 (n)	1,190,000	1,304,538
Nationstar Mortgage LLC/Capital Corp., 6.5%, 7/01/21	8,810,000	7,796,850
Navient Corp., 4.625%, 9/25/17	7,121,000	7,014,185
Navient Corp., 8%, 3/25/20	5,448,000	5,382,624

		$34,505,119

Food & Beverages – 1.5%
Anheuser-Busch InBev Worldwide, Inc., 3.7%, 2/01/24	$2,400,000	$2,449,697
J.M. Smucker Co., 3%, 3/15/22	1,105,000	1,099,469
J.M. Smucker Co., 4.25%, 3/15/35	1,628,000	1,590,291
Kraft Foods Group, Inc., 5%, 6/04/42	7,063,000	7,111,466
Kraft Heinz Co., 5.2%, 7/15/45 (n)	3,178,000	3,318,445
SABMiller Holdings, Inc., 3.75%, 1/15/22 (n)	4,992,000	5,134,522
Tyson Foods, Inc., 3.95%, 8/15/24	2,294,000	2,355,470
Tyson Foods, Inc., 6.6%, 4/01/16	2,065,000	2,092,336

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Food & Beverages – continued
Tyson Foods, Inc., 4.5%, 6/15/22	$6,476,000	$6,897,445
Wm. Wrigley Jr. Co., 3.375%, 10/21/20 (n)	7,334,000	7,479,873

		$39,529,014

Food & Drug Stores – 0.9%
CVS Health Corp., 3.5%, 7/20/22	$8,840,000	$8,999,659
CVS Health Corp., 5.125%, 7/20/45	5,294,000	5,576,869
Walgreens Boots Alliance, Inc., 3.3%, 11/18/21	3,548,000	3,481,138
Walgreens Boots Alliance, Inc., 3.8%, 11/18/24	5,813,000	5,644,010

		$23,701,676

Forest & Paper Products – 0.6%
Georgia-Pacific LLC, 5.4%, 11/01/20 (n)	$3,608,000	$3,981,103
Georgia-Pacific LLC, 3.734%, 7/15/23 (n)	7,576,000	7,667,064
Packaging Corp. of America, 3.65%, 9/15/24	3,490,000	3,393,299

		$15,041,466

Gaming & Lodging – 0.4%
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/23	$2,905,000	$2,832,375
Wyndham Worldwide Corp., 5.625%, 3/01/21	1,732,000	1,862,816
Wyndham Worldwide Corp., 5.1%, 10/01/25	1,155,000	1,166,788
Wyndham Worldwide Corp., 4.25%, 3/01/22	4,662,000	4,694,247

		$10,556,226

Industrial – 0.3%
University of Notre Dame Du Lac, 3.438%, 2/15/45	$7,651,000	$7,132,744

Insurance – 1.6%
AIA Group Ltd., 3.2%, 3/11/25 (n)	$2,250,000	$2,171,727
American International Group, Inc., 3.75%, 7/10/25	12,804,000	12,697,010
Five Corners Funding Trust, 4.419%, 11/15/23 (n)	4,734,000	4,942,755
Pacific Lifecorp, 5.125%, 1/30/43 (n)	5,527,000	5,627,326
Principal Financial Group, Inc., 3.4%, 5/15/25	8,266,000	8,104,391
Unum Group, 4%, 3/15/24	6,546,000	6,535,441
Unum Group, 7.125%, 9/30/16	2,028,000	2,108,167

		$42,186,817

Insurance – Health – 0.6%
Humana, Inc., 7.2%, 6/15/18	$6,739,000	$7,541,655
UnitedHealth Group, Inc., 3.35%, 7/15/22	7,989,000	8,172,443

		$15,714,098

Insurance – Property & Casualty – 1.7%
Allied World Assurance, 5.5%, 11/15/20	$2,640,000	$2,877,864
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25	6,835,000	6,729,372

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – Property & Casualty – continued
CNA Financial Corp., 5.875%, 8/15/20	$3,280,000	$3,636,037
Liberty Mutual Group, Inc., 4.25%, 6/15/23 (n)	10,306,000	10,479,203
Marsh & McLennan Cos., Inc., 4.8%, 7/15/21	7,863,000	8,559,143
Marsh & McLennan Cos., Inc., 4.05%, 10/15/23	4,129,000	4,268,655
Swiss Re Ltd., 4.25%, 12/06/42 (n)	926,000	873,920
ZFS Finance USA Trust II, 6.45% to 6/15/16, FRN to 12/15/65 (n)	1,842,000	1,861,341
ZFS Finance USA Trust V, 6.5% to 5/09/17, FRN to 5/09/67 (n)	4,852,000	4,949,040

		$44,234,575

Local Authorities – 0.6%
State of California (Build America Bonds), 7.625%, 3/01/40	$860,000	$1,250,672
State of California (Build America Bonds), 7.6%, 11/01/40	7,175,000	10,664,920
University of California Limited Project Rev., “J”, 4.131%, 5/15/45	2,260,000	2,217,761

		$14,133,353

Major Banks – 7.8%
ABN AMRO Bank N.V., 4.25%, 2/02/17 (n)	$5,664,000	$5,816,311
Bank of America Corp., 4.125%, 1/22/24	6,960,000	7,192,283
Bank of America Corp., 3.95%, 4/21/25	1,569,000	1,527,985
Bank of America Corp., 3.875%, 8/01/25	7,955,000	8,076,115
Bank of America Corp., 5.625%, 7/01/20	8,555,000	9,506,102
Bank of America Corp., 5.875%, 1/05/21	1,670,000	1,890,699
Bank of America Corp., 6.1%, 6/15/17	1,725,000	1,822,694
Bank of America Corp., FRN, 6.5%, 10/29/49	4,004,000	4,219,215
Bank of America Corp., FRN, 6.1%, 12/29/49	5,000,000	5,068,750
Credit Suisse Group AG, 6.5%, 8/08/23 (n)	1,899,000	2,046,173
Credit Suisse Group Fund Guernsey Ltd., 3.75%, 3/26/25 (z)	3,355,000	3,241,255
DBS Bank Ltd., 3.625% to 9/21/17, FRN to 9/21/22 (n)	4,108,000	4,179,418
Goldman Sachs Group, Inc., 5.15%, 5/22/45	4,868,000	4,725,402
Goldman Sachs Group, Inc., 5.625%, 1/15/17	2,636,000	2,737,913
Goldman Sachs Group, Inc., 2.375%, 1/22/18	5,005,000	5,048,579
Goldman Sachs Group, Inc., 3.625%, 1/22/23	11,855,000	11,994,130
Huntington National Bank, 2.4%, 4/01/20	1,087,000	1,073,270
ING Bank N.V., 3.75%, 3/07/17 (n)	5,855,000	5,998,611
ING Bank N.V., 5.8%, 9/25/23 (n)	11,715,000	12,728,945
JPMorgan Chase & Co., 3.125%, 1/23/25	374,000	363,862
JPMorgan Chase & Co., 4.25%, 10/15/20	1,385,000	1,469,905

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
JPMorgan Chase & Co., 4.5%, 1/24/22	$947,000	$1,021,449
JPMorgan Chase & Co., 2%, 8/15/17	3,637,000	3,649,613
JPMorgan Chase & Co., 3.2%, 1/25/23	12,685,000	12,650,535
Merrill Lynch & Co., Inc., 6.05%, 5/16/16	4,869,000	4,949,241
Morgan Stanley, 3.7%, 10/23/24	2,879,000	2,893,107
Morgan Stanley, 4.3%, 1/27/45	1,528,000	1,456,911
Morgan Stanley, 5.75%, 10/18/16	944,000	976,332
Morgan Stanley, 5.5%, 7/24/20	1,600,000	1,780,362
Morgan Stanley, 5.5%, 7/28/21	14,214,000	15,932,657
Morgan Stanley, 5.95%, 12/28/17	400,000	430,120
Morgan Stanley, 3.75%, 2/25/23	8,585,000	8,798,870
PNC Bank N.A., 3.8%, 7/25/23	13,950,000	14,389,830
PNC Funding Corp., 5.625%, 2/01/17	6,173,000	6,417,938
Regions Financial Corp., 2%, 5/15/18	2,524,000	2,506,327
Royal Bank of Scotland Group PLC, 7.5% to 8/10/20, FRN to 12/29/49	5,177,000	5,390,551
Royal Bank of Scotland Group PLC, 8% to 2025, FRN to 12/29/49	1,662,000	1,757,565
Royal Bank of Scotland Group PLC, 6%, 12/19/23	7,121,000	7,669,360
Wachovia Corp., 6.605%, 10/01/25	1,764,000	2,093,536
Wells Fargo & Co., 5.875% to 6/15/25, FRN to 12/29/49	3,832,000	4,033,180

		$199,525,101

Medical & Health Technology & Services – 0.8%
Becton, Dickinson and Co., 4.685%, 12/15/44	$4,733,000	$4,774,873
Catholic Health Initiatives, 2.95%, 11/01/22	6,666,000	6,505,596
Express Scripts Holding Co., 2.65%, 2/15/17	5,011,000	5,060,489
Laboratory Corp. of America Holdings, 4.7%, 2/01/45	2,518,000	2,312,287
McKesson Corp., 5.7%, 3/01/17	1,210,000	1,267,735

		$19,920,980

Medical Equipment – 0.6%
Medtronic, Inc., 4.625%, 3/15/45	$7,021,000	$7,238,840
Zimmer Holdings, Inc., 2.7%, 4/01/20	7,783,000	7,687,977

		$14,926,817

Metals & Mining – 0.9%
Barrick North America Finance LLC, 5.75%, 5/01/43	$6,000,000	$4,339,494
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23	4,000,000	2,280,000
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/34	4,000,000	2,120,000
Freeport-McMoRan Oil & Gas LLC, 6.875%, 2/15/23	8,679,000	5,467,770
Kinross Gold Corp., 5.95%, 3/15/24	6,437,000	4,248,420
Steel Dynamics, Inc., 5.125%, 10/01/21	5,864,000	5,424,200

		$23,879,884

Issuer	Shares/Par	Value ($)

BONDS – continued
Midstream – 1.4%
Energy Transfer Partners LP, 5.15%, 3/15/45	$2,596,000	$1,835,089
Energy Transfer Partners LP, 5.15%, 2/01/43	3,573,000	2,554,241
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/32	6,550,000	6,215,609
Kinder Morgan Energy Partners LP, 4.3%, 5/01/24	5,995,000	5,154,993
Kinder Morgan Energy Partners LP, 5.4%, 9/01/44	6,378,000	4,819,893
Kinder Morgan Energy Partners LP, 7.4%, 3/15/31	103,000	94,955
Kinder Morgan Energy Partners LP, 6.375%, 3/01/41	2,240,000	1,868,357
Kinder Morgan, Inc., 5.625%, 11/15/23 (n)	3,000,000	2,744,166
Sabine Pass Liquefaction LLC, 5.625%, 2/01/21	8,270,000	7,608,400
Spectra Energy Capital LLC, 8%, 10/01/19	613,000	697,297
Sunoco Logistics Partners LP, 4.25%, 4/01/24	1,108,000	958,821
Williams Cos., Inc., 5.75%, 6/24/44	3,409,000	2,024,240

		$36,576,061

Mortgage-Backed – 20.2%
Fannie Mae, 3%, 10/01/30	$2,629,185	$2,710,480
Fannie Mae, 4%, 9/01/40 – 7/01/43	13,452,776	14,259,917
Fannie Mae, 2.82%, 1/01/16	572,855	572,285
Fannie Mae, 5.08%, 2/01/16	308,890	309,170
Fannie Mae, 5.198%, 2/01/16	256,544	256,421
Fannie Mae, 5.441%, 2/01/16	67,839	67,741
Fannie Mae, 5.735%, 7/01/16	1,098,571	1,101,447
Fannie Mae, 5.05%, 1/01/17	237,324	242,429
Fannie Mae, 5.6%, 1/01/17	420	420
Fannie Mae, 5.28%, 3/01/17	128,836	132,412
Fannie Mae, 5.54%, 4/01/17	98,182	101,486
Fannie Mae, 5.458%, 6/01/17	507,234	525,315
Fannie Mae, 5.65%, 6/01/17	147,603	154,588
Fannie Mae, 2.71%, 11/01/17	359,868	367,237
Fannie Mae, 5.5%, 11/01/17 – 4/01/40	22,043,257	24,725,965
Fannie Mae, 3.22%, 12/01/17	486,762	500,453
Fannie Mae, 3.292%, 12/01/17	936,986	965,624
Fannie Mae, 3.99%, 4/01/18	600,000	627,924
Fannie Mae, 3.743%, 6/01/18	2,623,272	2,720,622
Fannie Mae, 5.324%, 6/01/18	393,312	420,621
Fannie Mae, 2.578%, 9/25/18	4,445,804	4,528,624
Fannie Mae, 5.18%, 3/01/19	121,843	130,318
Fannie Mae, 5.51%, 3/01/19	182,941	202,076
Fannie Mae, 4.6%, 9/01/19	718,499	775,583
Fannie Mae, 1.99%, 10/01/19	2,640,527	2,666,503
Fannie Mae, 4.45%, 10/01/19	503,442	543,062
Fannie Mae, 1.97%, 11/01/19	1,037,649	1,035,309
Fannie Mae, 2.03%, 11/01/19	1,295,174	1,294,994
Fannie Mae, 4.88%, 3/01/20	19,105	20,398
Fannie Mae, 5%, 6/01/20 – 3/01/42	13,605,863	15,002,857

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 5.19%, 9/01/20	$164,097	$177,385
Fannie Mae, 3.414%, 10/01/20	1,516,348	1,603,313
Fannie Mae, 2.14%, 5/01/21	953,203	946,537
Fannie Mae, 3.89%, 7/01/21	1,171,679	1,255,613
Fannie Mae, 2.56%, 10/01/21	833,669	832,113
Fannie Mae, 2.64%, 11/01/21	1,253,370	1,268,728
Fannie Mae, 2.75%, 3/01/22	1,180,838	1,197,014
Fannie Mae, 6%, 8/01/22 – 3/01/39	4,868,420	5,512,162
Fannie Mae, 2.525%, 10/01/22	1,886,052	1,886,223
Fannie Mae, 2.68%, 3/01/23	1,809,763	1,820,688
Fannie Mae, 2.41%, 5/01/23	2,107,724	2,086,430
Fannie Mae, 2.55%, 5/01/23	1,082,089	1,080,557
Fannie Mae, 4.5%, 5/01/24 – 4/01/44	24,729,390	26,790,185
Fannie Mae, 4%, 3/01/25 – 2/01/45	67,276,471	71,274,229
Fannie Mae, 4.5%, 5/01/25	140,870	151,835
Fannie Mae, 3.5%, 9/01/25 – 1/01/42	5,758,782	6,004,996
Fannie Mae, 3%, 3/01/27 – 12/01/30	10,581,290	10,951,985
Fannie Mae, 6.5%, 7/01/32 – 1/01/33	9,409	10,797
Fannie Mae, 3.5%, 4/01/43 – 9/01/43	8,701,419	8,984,096
Federal Home Loan Bank, 5%, 7/01/35	3,979,979	4,391,904
Federal Home Loan Bank, 3%, 10/01/42 – 5/01/43	2,527,796	2,529,155
Freddie Mac, 3.5%, 7/01/42	5,557,760	5,726,402
Freddie Mac, 4%, 4/01/44 – 9/01/44	39,790,342	42,058,866
Freddie Mac, 3.154%, 2/25/18	887,991	915,121
Freddie Mac, 5%, 7/01/18 – 4/01/40	1,201,521	1,323,227
Freddie Mac, 2.412%, 8/25/18	2,300,000	2,339,784
Freddie Mac, 2.303%, 9/25/18	8,971,000	9,101,968
Freddie Mac, 2.323%, 10/25/18	1,194,000	1,211,379
Freddie Mac, 2.22%, 12/25/18	1,200,000	1,210,268
Freddie Mac, 2.13%, 1/25/19	6,184,000	6,236,957
Freddie Mac, 2.086%, 3/25/19	7,200,000	7,247,639
Freddie Mac, 1.883%, 5/25/19	8,450,000	8,448,119
Freddie Mac, 5.5%, 6/01/19 – 1/01/38	840,449	934,738
Freddie Mac, 4.186%, 8/25/19	1,110,000	1,191,485
Freddie Mac, 1.869%, 11/25/19	6,121,000	6,088,316
Freddie Mac, 4.251%, 1/25/20	807,000	869,244
Freddie Mac, 3.034%, 10/25/20	2,606,000	2,689,337
Freddie Mac, 2.856%, 1/25/21	5,331,000	5,452,905
Freddie Mac, 2.791%, 1/25/22	4,439,000	4,500,730
Freddie Mac, 2.716%, 6/25/22	1,478,636	1,487,583
Freddie Mac, 2.682%, 10/25/22	3,049,000	3,059,109
Freddie Mac, 3.32%, 2/25/23	3,956,000	4,114,547
Freddie Mac, 3.3%, 4/25/23	6,099,972	6,323,824
Freddie Mac, 3.06%, 7/25/23	4,230,000	4,313,956
Freddie Mac, 3.531%, 7/25/23	2,401,000	2,522,327
Freddie Mac, 3.458%, 8/25/23	7,000,000	7,314,700
Freddie Mac, 2.67%, 12/25/24	2,784,000	2,717,969
Freddie Mac, 2.811%, 1/25/25	4,169,000	4,104,812
Freddie Mac, 3.329%, 5/25/25	6,457,000	6,612,964
Freddie Mac, 4%, 7/01/25 – 11/01/43	16,767,345	17,728,848
Freddie Mac, 4.5%, 7/01/25 – 6/01/41	3,473,579	3,742,312
Freddie Mac, 3.5%, 8/01/26 – 3/01/43	17,346,033	17,882,222
Freddie Mac, 3%, 11/01/30 – 5/01/43	5,569,275	5,637,990
Freddie Mac, 6%, 8/01/34 – 7/01/38	228,247	257,975

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Freddie Mac, TBA, 3.5%, 1/01/46	$10,601,000	$10,909,086
Freddie Mac, TBA, 4%, 1/01/46	6,034,000	6,372,674
Ginnie Mae, 5.5%, 5/15/33 – 1/20/42	3,800,541	4,275,863
Ginnie Mae, 6%, 1/20/36 – 1/15/39	511,847	581,066
Ginnie Mae, 4.5%, 4/15/39 – 9/20/41	21,296,933	23,197,290
Ginnie Mae, 4%, 10/20/40 – 10/20/42	5,518,774	5,903,175
Ginnie Mae, 3.5%, 11/15/40 – 7/20/43	13,069,925	13,647,264
Ginnie Mae, TBA, 3.5%, 1/01/46	30,729,000	32,023,140

		$519,995,407

Municipals – 0.2%
California Educational Facilities Authority Rev. (Stanford University), 5.25%, 4/01/40	$1,860,000	$2,541,988
Florida Hurricane Catastrophe Fund Finance Corp. Rev., “A”, 1.298%, 7/01/16	1,750,000	1,754,602

		$4,296,590

Network & Telecom – 1.2%
AT&T, Inc., 4.5%, 5/15/35	$8,154,000	$7,542,091
Frontier Communications Corp., 11%, 9/15/25 (z)	2,970,000	2,940,300
Verizon Communications, Inc., 6.55%, 9/15/43	17,376,000	20,628,388

		$31,110,779

Oil Services – 0.4%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (n)	$5,875,093	$1,351,271
Schlumberger Norge A.S., 1.25%, 8/01/17 (n)	8,144,000	8,067,308

		$9,418,579

Oils – 0.1%
Valero Energy Corp., 4.9%, 3/15/45	$2,309,000	$1,924,304

Other Banks & Diversified Financials – 3.0%
Abbey National Treasury Services PLC, 3.05%, 8/23/18	$2,885,000	$2,960,826
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.7%, 9/09/18 (n)	5,269,000	5,326,364
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/22 (n)	2,570,000	2,827,000
BPCE S.A., 4.5%, 3/15/25 (n)	5,771,000	5,538,954
Capital One Bank (USA) N.A., 3.375%, 2/15/23	10,111,000	9,898,993
Capital One Financial Corp., 6.15%, 9/01/16	1,203,000	1,239,576
Citigroup, Inc., 4.4%, 6/10/25	4,533,000	4,580,506
Citizens Financial Group, Inc., 4.3%, 12/03/25	1,860,000	1,871,283
Discover Bank, 7%, 4/15/20	7,009,000	7,981,555
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)	7,880,000	10,087,976
Macquarie Group Ltd., 3%, 12/03/18 (n)	350,000	353,261

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Other Banks & Diversified Financials – continued
Rabobank Nederland N.V., 3.95%, 11/09/22	$4,408,000	$4,462,320
U.S. Bank NA Cincinnati, 2.8%, 1/27/25	2,136,000	2,079,834
UBS Group Funding (Jersey) Ltd., 4.125%, 9/24/25 (z)	4,836,000	4,834,008
Visa, Inc., 2.8%, 12/14/22	13,000,000	13,023,374

		$77,065,830

Pharmaceuticals – 3.1%
AbbVie, Inc., 4.5%, 5/14/35	$4,677,000	$4,579,181
Actavis Funding SCS, 3%, 3/12/20	4,494,000	4,490,418
Actavis Funding SCS, 4.85%, 6/15/44	1,631,000	1,614,401
Actavis Funding SCS, 4.55%, 3/15/35	2,232,000	2,169,410
Bayer U.S. Finance LLC, 3.375%, 10/08/24 (n)	2,779,000	2,799,879
Biogen, Inc., 5.2%, 9/15/45	4,888,000	4,889,398
Celgene Corp., 2.875%, 8/15/20	13,158,000	13,063,933
Celgene Corp., 1.9%, 8/15/17	5,062,000	5,081,150
Endo Finance LLC/Endo Finco, Inc., 6%, 7/15/23 (n)	1,485,000	1,477,575
Forest Laboratories, Inc., 4.875%, 2/15/21 (n)	18,926,000	20,501,627
Gilead Sciences, Inc., 4.8%, 4/01/44	6,643,000	6,663,952
Gilead Sciences, Inc., 2.35%, 2/01/20	817,000	817,706
Gilead Sciences, Inc., 4.75%, 3/01/46	3,545,000	3,585,300
Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/21 (n)	4,050,000	3,726,000
VPII Escrow Corp., 6.75%, 8/15/18 (z)	3,795,000	3,760,845

		$79,220,775

Precious Metals & Minerals – 0.1%
Teck Resources Ltd., 6%, 8/15/40	$826,000	$346,920
Teck Resources Ltd., 5.4%, 2/01/43	3,323,000	1,395,660

		$1,742,580

Real Estate – Apartment – 0.1%
Mid-America Apartment Communities, Inc., REIT, 4.3%, 10/15/23	$2,417,000	$2,478,029

Real Estate – Healthcare – 0.3%
HCP, Inc., REIT, 3.875%, 8/15/24	$5,515,000	$5,345,237
HCP, Inc., REIT, 5.375%, 2/01/21	1,134,000	1,235,398

		$6,580,635

Real Estate – Office – 0.4%
Boston Properties LP, REIT, 3.7%, 11/15/18	$5,395,000	$5,589,468
Boston Properties LP, REIT, 3.8%, 2/01/24	3,803,000	3,868,750

		$9,458,218

Real Estate – Other – 0.0%
Liberty Property LP, REIT, 5.5%, 12/15/16	$1,013,000	$1,046,290

Real Estate – Retail – 0.7%
Brixmor Operating Partnership LP, REIT, 3.875%, 8/15/22	$4,811,000	$4,789,456
DDR Corp., REIT, 4.625%, 7/15/22	2,365,000	2,444,880

Issuer	Shares/Par	Value ($)

BONDS – continued
Real Estate – Retail – continued
DDR Corp., REIT, 3.375%, 5/15/23	$6,575,000	$6,213,572
Simon Property Group, Inc., REIT, 10.35%, 4/01/19	3,213,000	3,942,929

		$17,390,837

Restaurants – 0.3%
McDonald’s Corp., 3.7%, 1/30/26	$3,642,000	$3,639,913
YUM! Brands, Inc., 5.35%, 11/01/43	3,864,000	2,949,445

		$6,589,358

Retailers – 1.0%
Bed Bath & Beyond, Inc., 5.165%, 8/01/44	$7,156,000	$6,061,576
Dollar General Corp., 4.15%, 11/01/25	2,641,000	2,625,342
Dollar General Corp., 3.25%, 4/15/23	3,635,000	3,461,989
Gap, Inc., 5.95%, 4/12/21	7,230,000	7,651,993
Home Depot, Inc., 2.625%, 6/01/22	4,732,000	4,727,613

		$24,528,513

Supermarkets – 0.1%
Kroger Co., 3.85%, 8/01/23	$2,248,000	$2,317,866

Telecommunications – Wireless – 0.7%
American Tower Corp., REIT, 5%, 2/15/24	$7,009,000	$7,419,748
Crown Castle Towers LLC, 4.883%, 8/15/20 (n)	952,000	1,017,756
MTS International Funding Ltd., 5%, 5/30/23 (n)	4,798,000	4,426,155
Numericable Group S.A., 6%, 5/15/22 (n)	1,185,000	1,149,450
SBA Tower Trust, 2.898%, 10/15/44 (n)	4,229,000	4,133,381

		$18,146,490

Tobacco – 1.3%
Imperial Tobacco Finance PLC, 3.75%, 7/21/22 (n)	$7,775,000	$7,807,010
Reynolds American, Inc., 8.125%, 6/23/19	3,344,000	3,935,510
Reynolds American, Inc., 4%, 6/12/22	8,396,000	8,733,981
Reynolds American, Inc., 4.45%, 6/12/25	4,148,000	4,340,538
Reynolds American, Inc., 6.75%, 6/15/17	7,300,000	7,793,100

		$32,610,139

Transportation – Services – 0.3%
ERAC USA Finance LLC, 3.85%, 11/15/24 (n)	$1,612,000	$1,613,285
ERAC USA Finance LLC, 7%, 10/15/37 (n)	2,690,000	3,274,376
Navios Maritime Holding, Inc., 7.375%, 1/15/22 (n)	7,405,000	3,702,500

		$8,590,161

U.S. Government Agencies and Equivalents – 2.4%
National Credit Union Administration Guaranteed Note, 2.9%, 10/29/20	$552,322	$550,972
Small Business Administration, 4.93%, 1/01/24	23,754	25,495
Small Business Administration, 4.34%, 3/01/24	39,333	41,165

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 4.99%, 9/01/24	$26,884	$28,895
Small Business Administration, 4.86%, 1/01/25	66,316	70,522
Small Business Administration, 4.625%, 2/01/25	68,039	72,019
Small Business Administration, 5.11%, 4/01/25	47,995	51,930
Small Business Administration, 4.43%, 5/01/29	642,251	691,480
Small Business Administration, 3.25%, 11/01/30	589,752	610,866
Small Business Administration, 2.85%, 9/01/31	1,343,737	1,371,447
Small Business Administration, 2.37%, 8/01/32	1,140,928	1,133,139
Small Business Administration, 3.21%, 9/01/30	6,402,502	6,627,214
Small Business Administration, 2.13%, 1/01/33	4,136,374	4,059,469
Small Business Administration, 2.21%, 2/01/33	1,050,386	1,034,187
Small Business Administration, 2.22%, 3/01/33	3,885,681	3,834,230
Small Business Administration, 2.08%, 4/01/33	5,591,199	5,467,820
Small Business Administration, 2.45%, 6/01/33	6,856,019	6,839,142
Small Business Administration, 3.15%, 7/01/33	9,484,951	9,768,838
Small Business Administration, 3.16%, 8/01/33	9,491,029	9,779,453
Small Business Administration, 3.62%, 9/01/33	8,971,023	9,536,078

		$61,594,361

U.S. Treasury Obligations – 14.6%
U.S. Treasury Bonds, 4.5%, 2/15/36	$12,590,000	$16,113,160
U.S. Treasury Bonds, 4.75%, 2/15/37	1,576,000	2,085,806
U.S. Treasury Bonds, 4.375%, 2/15/38	17,377,000	21,892,153
U.S. Treasury Bonds, 4.5%, 8/15/39	10,455,600	13,357,019
U.S. Treasury Bonds, 3.125%, 11/15/41	500,000	515,496
U.S. Treasury Bonds, 3.125%, 2/15/42	1,300,000	1,339,530
U.S. Treasury Bonds, 2.875%, 5/15/43	23,973,600	23,325,881
U.S. Treasury Notes, 0.875%, 12/31/16	16,433,000	16,443,764
U.S. Treasury Notes, 0.75%, 6/30/17 (f)	121,620,000	121,244,681
U.S. Treasury Notes, 0.75%, 12/31/17	3,000,000	2,979,975
U.S. Treasury Notes, 2.875%, 3/31/18	2,000,000	2,076,722

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 2.625%, 4/30/18	$1,600,000	$1,654,277
U.S. Treasury Notes, 1.5%, 8/31/18	13,955,000	14,049,978
U.S. Treasury Notes, 1.625%, 6/30/19	119,619,000	120,179,176
U.S. Treasury Notes, 1%, 8/31/19	5,600,000	5,490,246
U.S. Treasury Notes, 3.375%, 11/15/19	1,800,000	1,922,778
U.S. Treasury Notes, 3.625%, 2/15/20	4,200,000	4,531,901
U.S. Treasury Notes, 3%, 11/15/45	5,000,000	4,975,560
U.S. Treasury Notes, TIPS, 2%, 1/15/16	1,473,626	1,473,322

		$375,651,425

Utilities – Electric Power – 2.4%
Berkshire Hathaway Energy Co., 5.15%, 11/15/43	$6,436,000	$6,791,473
CMS Energy Corp., 6.25%, 2/01/20	1,925,000	2,183,633
CMS Energy Corp., 5.05%, 3/15/22	5,272,000	5,737,011
Constellation Energy Group, Inc., 5.15%, 12/01/20	2,487,000	2,701,369
Dominion Resources, Inc., 3.9%, 10/01/25	2,048,000	2,051,492
Dominion Resources, Inc., 3.625%, 12/01/24	6,901,000	6,837,428
EDP Finance B.V., 4.9%, 10/01/19 (n)	3,647,000	3,755,695
EDP Finance B.V., 5.25%, 1/14/21 (n)	7,774,000	8,033,325
Enel Finance International S.A., 6.25%, 9/15/17 (n)	3,623,000	3,860,622
Exelon Generation Co. LLC, 4.25%, 6/15/22	6,123,000	6,204,056
PPL Capital Funding, Inc., 5%, 3/15/44	3,429,000	3,535,186
PPL Corp., 3.5%, 12/01/22	1,050,000	1,058,258
PPL WEM Holdings PLC, 5.375%, 5/01/21 (n)	8,842,000	9,648,001
Waterford 3 Funding Corp., 8.09%, 1/02/17	32,502	32,424

		$62,429,973

Total Bonds (Identified Cost, $2,552,181,423)		$2,514,764,307

MONEY MARKET FUNDS – 3.3%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	86,235,675	$86,235,675

Total Investments (Identified Cost, $2,638,417,098)		$2,600,999,982

OTHER ASSETS, LESS LIABILITIES – (1.2)%		(31,242,924)

NET ASSETS – 100.0%		$2,569,757,058

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $344,327,196 representing 13.4% of net assets.

MFS Total Return Bond Series

Portfolio of Investments – continued

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Alm XIV Ltd., CLO, 2014-14A, “A1” , FRN, 1.753%, 7/28/26	4/02/15	$8,994,424	$8,919,287
Babson Ltd., CLO, FRN, 1.417%, 4/20/25	3/12/14-5/04/15	9,765,840	9,667,538
Bayview Commercial Asset Trust, FRN, 0%, 4/25/36	2/28/06	22,999	860
Bayview Commercial Asset Trust, FRN, 0%, 7/25/36	5/16/06	14,623	0
Bayview Commercial Asset Trust, FRN, 0%, 10/25/36	9/11/06	47,005	0
Bayview Commercial Asset Trust, FRN, 0%, 12/25/36	10/25/06	106,562	0
Bayview Commercial Asset Trust, FRN, 0%, 3/25/37	1/26/07	10,299	0
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.832%, 12/28/40	3/01/06	132,470	96,972
Cent CLO LP, 2014-16AR, “A1AR”, FRN, 1.578%, 8/01/24	4/02/15	5,669,598	5,649,902
Commercial Mortgage Asset Trust, FRN, 0.486%, 1/17/32	4/09/12	1,700	1,407
Credit Suisse Group Fund Guernsey Ltd., 3.75%, 3/26/25	3/23/15	3,347,465	3,241,255
Dryden Senior Loan Fund, CLO, “A”, FRN, 1.7%, 1/15/25	9/19/14	7,540,057	7,498,392
Falcon Franchise Loan LLC, FRN, 39.274%, 1/05/25	1/29/03	491	1,445
First Union National Bank Commercial Mortgage Trust, FRN, 1.467%, 1/12/43	4/09/12	3	252
Flatiron CLO Ltd. 2013-1A, “A1”, FRN, 1.715%, 1/17/26	7/24/14-9/09/14	8,318,041	8,238,688
Frontier Communications Corp., 11%, 9/15/25	12/18/15	2,836,540	2,940,300
Hertz Fleet Lease Funding LP, 2014-1, FRN, 0.693%, 4/10/28	3/25/14	5,095,001	5,082,445
Nextgear Floorplan Master Owner Trust, 2015-2A, “A”, 2.38%, 10/15/20	10/23/15	7,585,347	7,514,729
Preferred Term Securities XIX Ltd., CDO, FRN, 0.862%, 12/22/35	3/28/11	224,476	228,615
SES S.A., 5.3%, 4/04/43	1/08/14	3,180,281	3,143,047
UBS Group Funding (Jersey) Ltd., 4.125%, 9/24/25	9/21/15	4,827,158	4,834,008
VPII Escrow Corp., 6.75%, 8/15/18	6/27/13	3,795,000	3,760,845
Total Restricted Securities			$70,819,987
% of Net assets			2.8%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TBA	To Be Announced

TIPS	Treasury Inflation Protected Security

MFS Total Return Bond Series

Portfolio of Investments – continued

Derivative Contracts at 12/31/15

Futures Contracts at 12/31/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	175	$22,033,594	March - 2016	$89,364
U.S. Treasury Bond 30 yr (Long)	USD	140	21,525,000	March - 2016	11,277
U.S. Ultra Bond (Long)	USD	120	19,042,500	March - 2016	99,686

					$200,327

At December 31, 2015, the fund had liquid securities with an aggregate value of $909,182 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $2,552,181,423)	$2,514,764,307
Underlying affiliated funds, at cost and value	86,235,675
Total investments, at value (identified cost, $2,638,417,098)	$2,600,999,982
Cash	152,071
Receivables for
Daily variation margin on open futures contracts	141,875
Investments sold	2,708,065
Fund shares sold	417,063
Interest	19,510,166
Other assets	14,873
Total assets		$2,623,944,095
Liabilities
Payables for
Investments purchased	$2,718,569
TBA purchase commitments	49,433,321
Fund shares reacquired	1,733,193
Payable to affiliates
Investment adviser	70,959
Shareholder servicing costs	274
Distribution and/or service fees	21,060
Payable for independent Trustees’ compensation	16
Accrued expenses and other liabilities	209,645
Total liabilities		$54,187,037
Net assets		$2,569,757,058
Net assets consist of
Paid-in capital	$2,546,698,592
Unrealized appreciation (depreciation) on investments	(37,216,789)
Accumulated net realized gain (loss) on investments	(22,863,784)
Undistributed net investment income	83,139,039
Net assets		$2,569,757,058
Shares of beneficial interest outstanding		199,669,627

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,030,562,659	79,262,438	$13.00
Service Class	1,539,194,399	120,407,189	12.78

See Notes to Financial Statements

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Interest	$94,611,459
Dividends from underlying affiliated funds	106,558
Total investment income		$94,718,017
Expenses
Management fee	$14,105,636
Distribution and/or service fees	4,295,533
Shareholder servicing costs	64,516
Administrative services fee	450,859
Independent Trustees’ compensation	44,957
Custodian fee	159,730
Shareholder communications	173,647
Audit and tax fees	76,000
Legal fees	22,610
Miscellaneous	78,204
Total expenses		$19,471,692
Fees paid indirectly	(713)
Reduction of expenses by investment adviser	(356,245)
Net expenses		$19,114,734
Net investment income		$75,603,283
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$13,804,373
Futures contracts	(1,628,385)
Swap agreements	208,537
Net realized gain (loss) on investments		$12,384,525
Change in unrealized appreciation (depreciation)
Investments	$(98,701,949)
Futures contracts	1,547,906
Net unrealized gain (loss) on investments		$(97,154,043)
Net realized and unrealized gain (loss) on investments		$(84,769,518)
Change in net assets from operations		$(9,166,235)

See Notes to Financial Statements

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$75,603,283	$78,198,709
Net realized gain (loss) on investments	12,384,525	9,279,964
Net unrealized gain (loss) on investments	(97,154,043)	81,484,435
Change in net assets from operations	$(9,166,235)	$168,963,108
Distributions declared to shareholders
From net investment income	$(91,851,876)	$(82,917,411)
Change in net assets from fund share transactions	$(353,129,539)	$(106,862,454)
Total change in net assets	$(454,147,650)	$(20,816,757)
Net assets
At beginning of period	3,023,904,708	3,044,721,465
At end of period (including undistributed net investment income of $83,139,039 and $91,848,410, respectively)	$2,569,757,058	$3,023,904,708

See Notes to Financial Statements

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.50	$13.13	$13.49	$13.01	$12.66
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.37	$0.35	$0.37	$0.44
Net realized and unrealized gain (loss) on investments	(0.42)	0.40	(0.49)	0.57	0.41
Total from investment operations	$(0.04)	$0.77	$(0.14)	$0.94	$0.85
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.40)	$(0.16)	$(0.37)	$(0.35)
From net realized gain on investments	—	—	(0.06)	(0.09)	(0.15)
Total distributions declared to shareholders	$(0.46)	$(0.40)	$(0.22)	$(0.46)	$(0.50)
Net asset value, end of period (x)	$13.00	$13.50	$13.13	$13.49	$13.01
Total return (%) (k)(r)(s)(x)	(0.30)	5.85	(1.03)	7.35	6.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.53	0.54	0.56	0.57
Expenses after expense reductions (f)	0.53	0.52	0.53	0.56	0.57
Net investment income	2.83	2.74	2.65	2.76	3.41
Portfolio turnover	62	58	68	114	60
Net assets at end of period (000 omitted)	$1,030,563	$1,172,957	$1,208,132	$850,417	$367,398

See Notes to Financial Statements

MFS Total Return Bond Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.28	$12.92	$13.30	$12.85	$12.53
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.33	$0.31	$0.33	$0.40
Net realized and unrealized gain (loss) on investments	(0.41)	0.39	(0.48)	0.57	0.41
Total from investment operations	$(0.07)	$0.72	$(0.17)	$0.90	$0.81
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.36)	$(0.15)	$(0.36)	$(0.34)
From net realized gain on investments	—	—	(0.06)	(0.09)	(0.15)
Total distributions declared to shareholders	$(0.43)	$(0.36)	$(0.21)	$(0.45)	$(0.49)
Net asset value, end of period (x)	$12.78	$13.28	$12.92	$13.30	$12.85
Total return (%) (k)(r)(s)(x)	(0.58)	5.62	(1.29)	7.06	6.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.78	0.79	0.81	0.82
Expenses after expense reductions (f)	0.78	0.77	0.78	0.81	0.82
Net investment income	2.58	2.48	2.39	2.48	3.13
Portfolio turnover	62	58	68	114	60
Net assets at end of period (000 omitted)	$1,539,194	$1,850,948	$1,836,589	$1,646,291	$406,273

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Total Return Bond Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Bond Series (formerly MFS Research Bond Series) (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans. Effective April 30, 2015, the fund’s name changed from MFS Research Bond Series to MFS Total Return Bond Series.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of

MFS Total Return Bond Series

Notes to Financial Statements – continued

trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$437,245,786	$—	$437,245,786
Municipal Bonds	—	2,541,988	—	2,541,988
U.S. Corporate Bonds	—	958,164,448	—	958,164,448
Residential Mortgage-Backed Securities	—	525,524,266	—	525,524,266
Commercial Mortgage-Backed Securities	—	261,694,950	—	261,694,950
Asset-Backed Securities (including CDOs)	—	129,623,667	—	129,623,667
Foreign Bonds	—	199,969,202	—	199,969,202
Mutual Funds	86,235,675	—	—	86,235,675
Total Investments	$86,235,675	$2,514,764,307	$—	$2,600,999,982

Other Financial Instruments
Futures Contracts	$200,327	$—	$—	$200,327

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Interest Rate Futures	$200,327

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is separately reported within the fund’s Statement of Assets and Liabilities.

MFS Total Return Bond Series

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$(1,628,385)	$—
Credit	—	208,537

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$1,547,906

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement

MFS Total Return Bond Series

Notes to Financial Statements – continued

of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

MFS Total Return Bond Series

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

MFS Total Return Bond Series

Notes to Financial Statements – continued

Book/tax differences primarily relate to amortization and accretion of debt securities and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$91,851,876	$82,917,411

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$2,654,482,824
Gross appreciation	28,801,522
Gross depreciation	(82,284,364)
Net unrealized appreciation (depreciation)	$(53,482,842)
Undistributed ordinary income	83,142,553
Capital loss carryforwards	(4,698,182)
Other temporary differences	(1,903,063)

As of December 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Long-Term	$(4,698,182)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$36,954,369	$32,650,866
Service Class	54,897,507	50,266,545
Total	$91,851,876	$82,917,411

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $2.5 billion to $5 billion and 0.40% of average daily net assets in excess of $5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, this management fee reduction amounted to $160,563, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $195,682, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these

MFS Total Return Bond Series

Notes to Financial Statements – continued

participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $63,363, which equated to 0.0022% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $1,153.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $9,078 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,112,467,002	$1,385,604,359
Investments (non-U.S. Government securities)	$606,603,393	$673,029,544

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	5,588,697	$74,620,310	9,657,615	$130,060,729
Service Class	7,064,169	93,720,716	15,025,832	199,320,298
	12,652,866	$168,341,026	24,683,447	$329,381,027
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,774,684	$36,237,371	2,417,395	$32,441,442
Service Class	4,272,180	54,897,507	3,805,189	50,266,545
	7,046,864	$91,134,878	6,222,584	$82,707,987
Shares reacquired
Initial Class	(15,970,027)	$(214,101,491)	(17,230,831)	$(232,232,093)
Service Class	(30,309,856)	(398,503,952)	(21,597,878)	(286,719,375)
	(46,279,883)	$(612,605,443)	(38,828,709)	$(518,951,468)
Net change
Initial Class	(7,606,646)	$(103,243,810)	(5,155,821)	$(69,729,922)
Service Class	(18,973,507)	(249,885,729)	(2,766,857)	(37,132,532)
	(26,580,153)	$(353,129,539)	(7,922,678)	$(106,862,454)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the

MFS Total Return Bond Series

Notes to Financial Statements – continued

MFS Conservative Allocation Portfolio, were the owners of record of approximately 9% and 5%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Growth Allocation Portfolio was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $9,626 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	203,174,023	664,931,629	(781,869,977)	86,235,675

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$106,558	$86,235,675

MFS Total Return Bond Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Total Return Bond Series (formerly MFS Research Bond Series):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Bond Series (formerly MFS Research Bond Series) (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Bond Series as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

MFS Total Return Bond Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

MFS Total Return Bond Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

MFS Total Return Bond Series

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Joshua Marston Robert Persons Jeffrey Wakelin

MFS Total Return Bond Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

MFS Total Return Bond Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion and $5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

MFS Total Return Bond Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ANNUAL REPORT

December 31, 2015

MFS® RESEARCH SERIES

MFS® Variable Insurance Trust

VFR-ANN

MFS® RESEARCH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Research Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	2.9%
Danaher Corp.	2.5%
Visa, Inc., “A”	2.5%
Alphabet, Inc., “A”	2.4%
JPMorgan Chase & Co.	2.2%
Wells Fargo & Co.	2.2%
Amazon.com, Inc.	1.8%
Facebook, Inc., “A”	1.5%
Medtronic PLC	1.5%
Allergan PLC	1.5%

Global equity sectors
Technology	19.0%
Financial Services	16.8%
Health Care	14.6%
Consumer Cyclicals	13.8%
Capital Goods	13.7%
Energy	9.2%
Consumer Staples	8.0%
Telecommunications/Cable Television (s)	4.1%

(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Research Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Research Series (“fund”) provided a total return of 0.80%, while Service Class shares of the fund provided a total return of 0.53%. These compare with a return of 1.38% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

Stock selection in the consumer cyclicals sector was a primary detractor from performance relative to the S&P 500 Index. The fund’s overweight positions in apparel retailer PVH and media company Twenty-First Century Fox weakened relative performance. Shares of apparel retailer PVH fell during the reporting period as foreign exchange headwinds were the main culprit that weighed on corporate margins and drove a third-quarter earnings miss. Not holding shares of home improvement and building materials retailer Home Depot hurt relative performance. Shares of Home Depot appreciated following continued strong results. Revenues and earnings came in better-than-expected as bigger ticket items and its professional segment were strong and its margins remained resilient.

In other sectors, not owning shares of software giant Microsoft and diversified industrial conglomerate General Electric dampened relative performance. Shares of Microsoft rose during the reporting period on solid results that beat market expectations. Strong growth in the company’s Cloud business, particularly from the Office 365 and Azure product lines, combined with a lower than expected effective tax rate, appeared to have buoyed investor sentiment. The fund’s overweight positions in railroad and freight transportation services provider Union Pacific, oil and gas exploration & production company Anadarko Petroleum, power generation company NRG (h), financial services company American Express and investment management firm Franklin Resources also detracted from relative results. American Express underperformed consensus earnings as foreign exchange and co-brand spending presented headwinds. The company also lowered guidance which further pressured the stock.

Contributors to Performance

Stock selection in the technology sector was a primary factor that contributed to performance relative to the S&P 500 Index. The fund’s overweight position in internet search giant Alphabet (formerly Google) was a notable contributor to relative returns. Strength in mobile search and video ads on YouTube were notable contributors to Alphabet’s above-consensus results. Management also announced that it had authorized a stock buyback program which further supported the stock. Not holding wireless communications software company QUALCOMM also benefited relative performance. Shares declined after in-line earnings were accompanied by a weak outlook from management. Chip operating margins declined and new license agreements in China had been slow to progress, which further weighed on the company’s shares.

Elsewhere, the fund’s overweight position in global payments technology company Visa, engineering products and solutions company Roper Technologies, alcoholic beverages producer Constellation Brands and pharmaceutical company Eli Lilly benefited relative performance. Visa’s outperformance was driven by expectations of growth from their core businesses, the announced acquisition of Visa Europe and capital return. Not owning shares of natural gas pipelines operator Kinder Morgan, retail giant Wal-Mart, insurance and investment firm Berkshire Hathaway and integrated energy company Chevron also bolstered relative returns. Shares of Kinder Morgan depreciated significantly after current challenging business trends forced the company to cut its annual dividend by 75% during the period to preserve cash.

3

MFS Research Series

Management Review – continued

Respectfully,

Joseph MacDougall

Portfolio Manager

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research Series

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/26/95	0.80%	11.40%	7.57%
Service Class	5/01/00	0.53%	11.11%	7.30%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		1.38%	12.57%	7.31%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.81%	$1,000.00	$984.37	$4.05
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
Service Class	Actual	1.06%	$1,000.00	$983.15	$5.30
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Research Series

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.1%
Aerospace – 3.3%
Honeywell International, Inc.	62,015	$6,422,892
Northrop Grumman Corp.	31,213	5,893,327
Rockwell Collins, Inc.	30,817	2,844,409
United Technologies Corp.	60,479	5,810,218

		$20,970,846

Alcoholic Beverages – 0.8%
Constellation Brands, Inc., “A”	36,042	$5,133,822

Apparel Manufacturers – 1.0%
Global Brands Group Holding Ltd. (a)	1,608,000	$303,739
Hanesbrands, Inc.	118,623	3,491,075
PVH Corp.	36,092	2,658,176

		$6,452,990

Automotive – 0.7%
Delphi Automotive PLC	25,425	$2,179,685
Harley-Davidson, Inc.	43,585	1,978,323

		$4,158,008

Biotechnology – 1.9%
Alexion Pharmaceuticals, Inc. (a)	31,797	$6,065,278
Celgene Corp. (a)	51,966	6,223,448

		$12,288,726

Broadcasting – 2.0%
Nielsen Holdings PLC	74,286	$3,461,728
Time Warner, Inc.	68,947	4,458,802
Twenty-First Century Fox, Inc.	176,937	4,805,609

		$12,726,139

Brokerage & Asset Managers – 2.5%
BlackRock, Inc.	20,470	$6,970,444
Franklin Resources, Inc.	84,334	3,105,178
NASDAQ, Inc.	97,804	5,689,259

		$15,764,881

Business Services – 3.7%
Accenture PLC, “A”	45,544	$4,759,348
Cognizant Technology Solutions Corp., “A” (a)	56,495	3,390,830
Equifax, Inc.	22,540	2,510,280
Fidelity National Information Services, Inc.	67,110	4,066,866
Fiserv, Inc. (a)	31,030	2,838,004
Gartner, Inc. (a)	35,625	3,231,188
Global Payments, Inc.	43,773	2,823,796

		$23,620,312

Cable TV – 2.0%
Charter Communications, Inc., “A” (a)(l)	25,445	$4,658,980
Comcast Corp., “A”	62,929	3,551,083
Time Warner Cable, Inc.	23,230	4,311,256

		$12,521,319

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Chemicals – 2.0%
E.I. du Pont de Nemours & Co.	59,181	$3,941,455
Monsanto Co.	41,442	4,082,866
PPG Industries, Inc.	48,164	4,759,566

		$12,783,887

Computer Software – 2.6%
Adobe Systems, Inc. (a)	54,578	$5,127,057
Oracle Corp.	84,669	3,092,959
Qlik Technologies, Inc. (a)	80,683	2,554,424
Salesforce.com, Inc. (a)	75,038	5,882,979

		$16,657,419

Computer Software – Systems – 4.4%
Apple, Inc. (s)	174,447	$18,362,291
Hewlett Packard Enterprise	310,576	4,720,755
IMS Health Holdings, Inc. (a)	53,619	1,365,676
Sabre Corp.	88,236	2,467,961
SS&C Technologies Holdings, Inc.	13,149	897,682

		$27,814,365

Construction – 0.5%
Sherwin-Williams Co.	13,192	$3,424,643

Consumer Products – 2.0%
Estee Lauder Cos., Inc., “A”	33,791	$2,975,635
Kimberly-Clark Corp.	34,118	4,343,221
Newell Rubbermaid, Inc.	76,395	3,367,492
Sensient Technologies Corp.	30,457	1,913,309

		$12,599,657

Consumer Services – 0.6%
Priceline Group, Inc. (a)	3,247	$4,139,763

Containers – 0.7%
Crown Holdings, Inc. (a)	85,864	$4,353,305

Electrical Equipment – 3.1%
Danaher Corp.	171,629	$15,940,902
W.W. Grainger, Inc.	19,832	4,017,765

		$19,958,667

Electronics – 1.2%
Avago Technologies Ltd.	33,092	$4,803,304
NXP Semiconductors N.V. (a)	31,329	2,639,468

		$7,442,772

Energy – Independent – 3.8%
Anadarko Petroleum Corp.	67,636	$3,285,757
EOG Resources, Inc.	81,022	5,735,547
EQT Corp.	39,150	2,040,890
Memorial Resource Development Corp. (a)	243,223	3,928,051
Noble Energy, Inc.	51,012	1,679,825
Pioneer Natural Resources Co.	18,248	2,287,934
Valero Energy Corp.	70,857	5,010,298

		$23,968,302

7

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Integrated – 1.4%
Exxon Mobil Corp. (s)	116,816	$9,105,807

Food & Beverages – 3.4%
Blue Buffalo Pet Products, Inc. (a)(l)	72,904	$1,364,034
Coca-Cola Co.	177,843	7,640,135
J.M. Smucker Co.	25,310	3,121,735
Mead Johnson Nutrition Co., “A”	43,261	3,415,456
Mondelez International, Inc.	131,569	5,899,554

		$21,440,914

Food & Drug Stores – 1.7%
CVS Health Corp.	69,863	$6,830,506
Walgreens Boots Alliance, Inc.	45,671	3,889,114

		$10,719,620

General Merchandise – 2.4%
Costco Wholesale Corp.	37,414	$6,042,361
Dollar Tree, Inc. (a)	58,172	4,492,042
Target Corp.	63,636	4,620,610

		$15,155,013

Health Maintenance Organizations – 1.2%
UnitedHealth Group, Inc.	66,605	$7,835,412

Insurance – 2.1%
ACE Ltd.	44,911	$5,247,850
American International Group, Inc.	126,840	7,860,275

		$13,108,125

Internet – 5.9%
Alibaba Group Holding Ltd., ADR (a)	29,817	$2,423,228
Alphabet, Inc., “A” (a)	19,834	15,431,050
Alphabet, Inc., “C” (a)	8,891	6,747,202
Facebook, Inc., “A” (a)	93,033	9,736,834
LinkedIn Corp., “A” (a)	14,601	3,286,393

		$37,624,707

Machinery & Tools – 1.3%
Roper Technologies, Inc.	42,962	$8,153,758

Major Banks – 6.2%
Goldman Sachs Group, Inc.	32,812	$5,913,707
JPMorgan Chase & Co. (s)	212,834	14,053,429
PNC Financial Services Group, Inc.	60,849	5,799,518
Wells Fargo & Co.	253,875	13,800,645

		$39,567,299

Medical & Health Technology & Services – 1.5%
Henry Schein, Inc. (a)	24,469	$3,870,751
McKesson Corp.	28,697	5,659,909

		$9,530,660

Medical Equipment – 3.9%
Cooper Cos., Inc.	23,943	$3,213,151
Medtronic PLC	122,455	9,419,239
PerkinElmer, Inc.	50,007	2,678,875
Stryker Corp.	69,297	6,440,463
VWR Corp. (a)	120,652	3,415,658

		$25,167,386

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Natural Gas – Distribution – 0.4%
Sempra Energy	28,244	$2,655,218

Natural Gas – Pipeline – 0.4%
Enterprise Products Partners LP	96,526	$2,469,135

Network & Telecom – 1.3%
Cisco Systems, Inc.	300,402	$8,157,416

Oil Services – 0.9%
Halliburton Co.	62,069	$2,112,829
Schlumberger Ltd.	49,342	3,441,605

		$5,554,434

Other Banks & Diversified Financials – 5.4%
American Express Co.	104,235	$7,249,544
Discover Financial Services	73,353	3,933,188
PrivateBancorp, Inc.	98,572	4,043,423
Visa, Inc., “A”	201,863	15,654,476
Wintrust Financial Corp.	66,987	3,250,209

		$34,130,840

Pharmaceuticals – 6.0%
Allergan PLC (a)	29,928	$9,352,500
Bristol-Myers Squibb Co.	109,504	7,532,780
Eli Lilly & Co.	103,684	8,736,414
Merck & Co., Inc.	153,389	8,102,007
Valeant Pharmaceuticals International, Inc. (a)	43,886	4,461,012

		$38,184,713

Railroad & Shipping – 1.3%
Canadian Pacific Railway Ltd.	15,593	$1,989,667
Union Pacific Corp.	83,844	6,556,601

		$8,546,268

Real Estate – 0.7%
Ventas, Inc., REIT	81,231	$4,583,865

Restaurants – 1.3%
Aramark	121,759	$3,926,728
YUM! Brands, Inc.	62,871	4,592,727

		$8,519,455

Specialty Chemicals – 0.8%
Albemarle Corp.	47,656	$2,669,213
W.R. Grace & Co. (a)	22,817	2,272,345

		$4,941,558

Specialty Stores – 4.7%
Amazon.com, Inc. (a)	17,135	$11,581,375
American Eagle Outfitters, Inc.	130,807	2,027,509
AutoZone, Inc. (a)	6,681	4,956,701
Gap, Inc.	75,967	1,876,385
Ross Stores, Inc.	84,204	4,531,017
Sally Beauty Holdings, Inc. (a)	86,578	2,414,660
Urban Outfitters, Inc. (a)	124,193	2,825,391

		$30,213,038

Telecommunications – Wireless – 0.8%
American Tower Corp., REIT	50,686	$4,914,008

8

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – 1.2%
Verizon Communications, Inc.	161,724	$7,474,883

Tobacco – 1.8%
Philip Morris International, Inc.	79,000	$6,944,890
Reynolds American, Inc.	104,471	4,821,337

		$11,766,227

Utilities – Electric Power – 2.3%
American Electric Power Co., Inc.	62,462	$3,639,661
CMS Energy Corp.	132,193	4,769,523
NextEra Energy, Inc.	44,454	4,618,326
Xcel Energy, Inc.	42,067	1,510,626

		$14,538,136

Total Common Stocks (Identified Cost, $503,373,355)		$630,837,718

CONVERTIBLE PREFERRED STOCKS – 0.3%
Telephone Services – 0.3%
Frontier Communications Corp., 11.13% (Identified Cost, $2,350,824)	23,254	$2,129,601

MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	378,735	$378,735

COLLATERAL FOR SECURITIES LOANED – 0.8%
Navigator Securities Lending Prime Portfolio, 0.32%, at Cost and Net Asset Value (j)	4,933,637	$4,933,637

Total Investments (Identified Cost, $511,036,551)		$638,279,691

Issuer	Shares/Par	Value ($)

SECURITIES SOLD SHORT – (0.2)%
Telecommunications – Wireless – (0.2)%
Crown Castle International Corp., REIT (Proceeds Received, $1,070,031)	(13,028)	$(1,126,271)

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(270,862)

NET ASSETS – 100.0%		$636,882,558

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At December 31, 2015, the fund had cash collateral of $17,541 and other liquid securities with an aggregate value of $2,182,942 to cover any commitments for securities sold short. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $510,657,816)	$637,900,956
Underlying affiliated funds, at cost and value	378,735
Total investments, at value, including $5,300,132 of securities on loan (identified cost, $511,036,551)	$638,279,691
Deposits with brokers	17,541
Receivables for
Investments sold	5,726,629
Fund shares sold	45,641
Interest and dividends	593,586
Other assets	4,194
Total assets		$644,667,282
Liabilities
Payables for
Securities sold short, at value (proceeds received, $1,070,031)	$1,126,271
Investments purchased	545,868
Fund shares reacquired	1,032,031
Collateral for securities loaned, at value (c)	4,933,637
Payable to affiliates
Investment adviser	26,764
Shareholder servicing costs	246
Distribution and/or service fees	3,145
Payable for independent Trustees’ compensation	15
Accrued expenses and other liabilities	116,747
Total liabilities		$7,784,724
Net assets		$636,882,558
Net assets consist of
Paid-in capital	$444,492,845
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	127,186,905
Accumulated net realized gain (loss) on investments and foreign currency	60,823,669
Undistributed net investment income	4,379,139
Net assets		$636,882,558
Shares of beneficial interest outstanding		23,953,934

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$410,178,419	15,374,339	$26.68
Service Class	226,704,139	8,579,595	26.42

(c)	Non-cash collateral is not included.

See Notes to Financial Statements

10

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$10,560,745
Interest	15,373
Dividends from underlying affiliated funds	4,803
Foreign taxes withheld	(8,313)
Total investment income		$10,572,608
Expenses
Management fee	$5,174,172
Distribution and/or service fees	614,960
Shareholder servicing costs	40,754
Administrative services fee	117,512
Independent Trustees’ compensation	16,523
Custodian fee	67,496
Shareholder communications	80,093
Audit and tax fees	55,795
Legal fees	5,242
Dividend and interest expense on securities sold short	38,700
Miscellaneous	29,902
Total expenses		$6,241,149
Fees paid indirectly	(15)
Reduction of expenses by investment adviser	(47,896)
Net expenses		$6,193,238
Net investment income		$4,379,370
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$61,606,144
Foreign currency	(170)
Net realized gain (loss) on investments and foreign currency		$61,605,974
Change in unrealized appreciation (depreciation)
Investments	$(59,292,419)
Securities sold short	(56,240)
Translation of assets and liabilities in foreign currencies	4
Net unrealized gain (loss) on investments and foreign currency translation		$(59,348,655)
Net realized and unrealized gain (loss) on investments and foreign currency		$2,257,319
Change in net assets from operations		$6,636,689

See Notes to Financial Statements

11

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$4,379,370	$4,312,097
Net realized gain (loss) on investments and foreign currency	61,605,974	51,675,015
Net unrealized gain (loss) on investments and foreign currency translation	(59,348,655)	15,785,872
Change in net assets from operations	$6,636,689	$71,772,984
Distributions declared to shareholders
From net investment income	$(4,312,083)	$(5,407,049)
From net realized gain on investments	(51,371,520)	(55,311,546)
Total distributions declared to shareholders	$(55,683,603)	$(60,718,595)
Change in net assets from fund share transactions	$(42,383,780)	$(58,652,020)
Total change in net assets	$(91,430,694)	$(47,597,631)
Net assets
At beginning of period	728,313,252	775,910,883
At end of period (including undistributed net investment income of $4,379,139 and $4,312,022, respectively)	$636,882,558	$728,313,252

See Notes to Financial Statements

12

MFS Research Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015		2014	2013	2012	2011
Net asset value, beginning of period	$29.11		$28.74	$21.84	$18.78	$19.04
Income (loss) from investment operations
Net investment income (d)	$0.21		$0.19	$0.20	$0.22	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.17	)(g)	2.68	6.84	3.01	(0.24)
Total from investment operations	$0.04		$2.87	$7.04	$3.23	$(0.09)
Less distributions declared to shareholders
From net investment income	$(0.22)		$(0.25)	$(0.08)	$(0.17)	$(0.17)
From net realized gain on investments	(2.25)		(2.25)	(0.06)	—	—
Total distributions declared to shareholders	$(2.47)		$(2.50)	$(0.14)	$(0.17)	$(0.17)
Net asset value, end of period (x)	$26.68		$29.11	$28.74	$21.84	$18.78
Total return (%) (k)(r)(s)(x)	0.80		10.20	32.35	17.22	(0.45)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82		0.80	0.81	0.88	0.88
Expenses after expense reductions (f)	0.81		0.80	0.81	0.88	0.88
Net investment income	0.72		0.67	0.80	1.06	0.79
Portfolio turnover	43		34	43	83	70
Net assets at end of period (000 omitted)	$410,178		$468,286	$496,857	$460,834	$160,892
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.80		N/A	0.80	0.87	0.86

See Notes to Financial Statements

13

MFS Research Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2015		2014	2013	2012	2011
Net asset value, beginning of period	$28.84		$28.49	$21.70	$18.67	$18.93
Income (loss) from investment operations
Net investment income (d)	$0.13		$0.12	$0.14	$0.18	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(0.16	)(g)	2.65	6.78	2.97	(0.24)
Total from investment operations	$(0.03)		$2.77	$6.92	$3.15	$(0.14)
Less distributions declared to shareholders
From net investment income	$(0.14)		$(0.17)	$(0.07)	$(0.12)	$(0.12)
From net realized gain on investments	(2.25)		(2.25)	(0.06)	—	—
Total distributions declared to shareholders	$(2.39)		$(2.42)	$(0.13)	$(0.12)	$(0.12)
Net asset value, end of period (x)	$26.42		$28.84	$28.49	$21.70	$18.67
Total return (%) (k)(r)(s)(x)	0.53		9.94	32.00	16.90	(0.69)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07		1.05	1.06	1.11	1.13
Expenses after expense reductions (f)	1.06		1.05	1.05	1.11	1.13
Net investment income	0.47		0.42	0.56	0.82	0.55
Portfolio turnover	43		34	43	83	70
Net assets at end of period (000 omitted)	$226,704		$260,028	$279,054	$266,040	$20,015
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.05		N/A	1.05	1.11	1.11

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Research Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and

15

MFS Research Series

Notes to Financial Statements – continued

significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$621,150,205	$—	$—	$621,150,205
Canada	6,450,679	—	—	6,450,679
Netherlands	2,639,468	—	—	2,639,468
China	2,423,228	—	—	2,423,228
Hong Kong	—	303,739	—	303,739
Mutual Funds	5,312,372	—	—	5,312,372
Total Investments	$637,975,952	$303,739	$—	$638,279,691
Short Sales	$(1,126,271)	$—	$—	$(1,126,271)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2015, this expense amounted to $38,700. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is

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Notes to Financial Statements – continued

commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $5,300,132. The fair value of the fund’s investment securities on loan and a related liability of $4,933,637 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $494,600. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$10,616,411	$33,841,423
Long-term capital gains	45,067,192	26,877,172
Total distributions	$55,683,603	$60,718,595

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Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$512,289,488
Gross appreciation	144,538,197
Gross depreciation	(18,547,994)
Net unrealized appreciation (depreciation)	$125,990,203
Undistributed ordinary income	10,346,073
Undistributed long-term capital gain	56,109,672
Other temporary differences	(56,235)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$3,188,529	$3,892,093	$32,895,928	$35,317,366
Service Class	1,123,554	1,514,956	18,475,592	19,994,180
Total	$4,312,083	$5,407,049	$51,371,520	$55,311,546

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $47,896, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $39,140, which equated to 0.0057% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $1,614.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0170% of the fund’s average daily net assets.

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Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $2,200 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short sales and short-term obligations, aggregated $295,684,242 and $389,184,294, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	440,653	$12,346,887	543,408	$15,577,721
Service Class	437,031	12,245,344	422,906	12,106,891
	877,684	$24,592,231	966,314	$27,684,612
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,461,501	$36,084,457	1,381,587	$39,209,459
Service Class	800,619	19,599,146	764,362	21,509,136
	2,262,120	$55,683,603	2,145,949	$60,718,595
Shares reacquired
Initial Class	(2,615,436)	$(75,387,067)	(3,124,409)	$(90,997,198)
Service Class	(1,675,253)	(47,272,547)	(1,964,146)	(56,058,029)
	(4,290,689)	$(122,659,614)	(5,088,555)	$(147,055,227)
Net change
Initial Class	(713,282)	$(26,955,723)	(1,199,414)	$(36,210,018)
Service Class	(437,603)	(15,428,057)	(776,878)	(22,442,002)
	(1,150,885)	$(42,383,780)	(1,976,292)	$(58,652,020)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 23%, 7%, and 7%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $2,317 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,802,369	112,053,719	(114,477,353)	378,735

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$4,803	$378,735

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MFS Research Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Series as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

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MFS Research Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

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Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph MacDougall

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MFS Research Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

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Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

26

MFS Research Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $49,574,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 96.64% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2015

MFS® TOTAL RETURN SERIES

MFS® Variable Insurance Trust

VTR-ANN

MFS® TOTAL RETURN SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Total Return Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
JPMorgan Chase & Co.	2.5%
Wells Fargo & Co.	1.7%
Philip Morris International, Inc.	1.6%
U.S. Treasury Bonds, 4.5%, 8/15/39	1.5%
U.S. Treasury Notes, 1%, 6/30/19	1.5%
Fannie Mae, 4%, 30 Years	1.5%
U.S. Treasury Notes, 3.125%, 5/15/19	1.4%
U.S. Treasury Bonds, 2.875%, 5/15/43	1.3%
Freddie Mac, 4%, 30 Years	1.2%
U.S. Treasury Notes, 2.5%, 8/15/23	1.2%

Composition including fixed income credit quality (a)(i)
AAA	2.3%
AA	0.9%
A	4.0%
BBB	7.6%
BB	0.2%
B	0.1%
CCC (o)	0.0%
C	0.1%
U.S. Government	12.4%
Federal Agencies	12.4%
Not Rated (o)	0.0%
Non-Fixed Income	58.9%
Cash & Cash Equivalents	1.1%

Equity sectors
Financial Services	14.2%
Health Care	8.1%
Consumer Staples	5.9%
Industrial Goods & Services	5.7%
Technology	4.5%
Energy	3.5%
Utilities & Communications	3.5%
Leisure	3.4%
Retailing	3.1%
Basic Materials	3.1%
Autos & Housing	2.1%
Special Products & Services	1.1%
Transportation	0.7%

Fixed income sectors (i)
U.S. Treasury Securities	12.4%
Mortgage-Backed Securities	12.2%
Investment Grade Corporates	11.0%
Commercial Mortgage-Backed Securities	1.8%
Emerging Markets Bonds	1.0%
Non-U.S. Government Bonds	0.6%
Collateralized Debt Obligations	0.3%
Asset-Backed Securities	0.3%
U.S. Government Agencies	0.2%
High Yield Corporates	0.2%
Residential Mortgage-Backed Securities (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

MFS Total Return Series

Portfolio Composition – continued

(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

3

MFS Total Return Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Total Return Series (“fund”) provided a total return of –0.37%, while Service Class shares of the fund provided a total return of –0.58%. These compare with returns of 1.38% and 0.55% over the same period for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Barclays U.S. Aggregate Bond Index (“Barclays Index”), respectively. The fund’s other benchmark, the MFS Total Return Blended Index (“Blended Index”), generated a return of 1.28%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

Within the equity segment of the fund, weak stock selection in the retailing sector was a primary detractor from performance relative to the S&P 500 Index. An underweight position in internet retailer Amazon.com detracted from relative results. Shares of Amazon.com appreciated after the company reported strong quarterly results, driven by improved growth in its core retail segment and remote computing segment (Amazon Web Services). Not owning shares of home improvement and home hardware retailer Home Depot and an overweight position in discount department store Kohl’s also dampened relative performance.

Stock selection and an underweight position in the technology sector was another area of relative weakness. The fund’s underweight position in internet search giant Alphabet (formerly Google) dampened relative performance. Strength in mobile search and video ads on YouTube were notable contributors to Alphabet’s above-consensus results. Management also announced that it had authorized a stock buyback program which further supported the stock. Underweight positions in software giant Microsoft and social networking service provider Facebook also weighed on relative performance.

Elsewhere, not owning diversified industrial conglomerate General Electric hampered relative performance. Shares appreciated early in the period following news that activist investor Trian had made an investment in the industrial conglomerate. Its share price was also bolstered by solid earnings results and progress on a number of items to further simplify its business. Shares of insurance company Delta Lloyd (b)(h) (Netherlands) and non-urban hospital operator Community Health Systems (b) also hurt relative results. The fund’s overweight position in investment management firm Franklin Resources further weakened relative performance.

Within the fixed income segment of the fund, a greater exposure to corporate bonds, most notably in the “BBB” rated (r) credit quality segment, detracted from performance relative to the Barclays Index.

Contributors to Performance

Within the equity segment of the fund, strong stock selection and an overweight position in the consumer staples sector was a positive factor for relative performance. Most notably, the fund’s overweight position in tobacco producer Phillip Morris International aided relative results. Strong results in the face of FX headwinds that were driven by robust global pricing trends and moderating volume declines benefited shares of Philip Morris International. Management raised its guidance for 2016 which further supported results.

4

MFS Total Return Series

Management Review – continued

Stock selection and an underweight position in the poor-performing energy sector also boosted relative performance. The fund’s overweight position in independent oil refiner Valero Energy contributed to relative results. Share of Valero rose on strong earnings that were driven by higher-than-estimated refining gross margins, which benefitted from a 96% utilization rate and low natural gas costs. Valero also reported a 25% increase to its quarterly dividend.

In other sectors, not owning shares of natural gas pipelines operator Kinder Morgan, wireless communications software company QUALCOMM, retail giant Wal-Mart and insurance and investment firm Berkshire Hathaway benefited relative performance. Shares of Kinder Morgan depreciated significantly after challenging business trends forced the company to cut its annual dividend by 75% during the period to preserve cash. The fund’s overweight positions in global financial services firm JPMorgan Chase, management consulting firm Accenture, global security company Northrop Grumman and broadband communications and networking services provider Broadcom also bolstered relative returns.

Within the fixed income portion of the fund, bond selection in financial issues was a primary contributor to relative performance. A greater relative exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve (y) also aided relative results.

The return derived from yield, which was greater than that of the Barclays Index, further contributed to relative performance.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Joshua Marston	Jonathan Sage	Brooks Taylor
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

MFS Total Return Series

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/03/95	(0.37)%	7.82%	5.55%
Service Class	5/01/00	(0.58)%	7.56%	5.29%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		1.38%	12.57%	7.31%
Barclays U.S. Aggregate Bond Index (f)		0.55%	3.25%	4.51%
MFS Total Return Blended Index (f)(w)		1.28%	8.95%	6.48%

(f)	Source: FactSet Research Systems Inc.

(w)	As of December 31, 2015, the MFS Total Return Blended Index was comprised of 60% Standard & Poor’s 500 Stock Index and 40% Barclays U.S. Aggregate Bond Index.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

6

MFS Total Return Series

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

MFS Total Return Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.65%	$1,000.00	$984.95	$3.25
	Hypothetical (h)	0.65%	$1,000.00	$1,021.93	$3.31
Service Class	Actual	0.90%	$1,000.00	$983.94	$4.50
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

MFS Total Return Series

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 58.2%
Aerospace – 2.7%
General Dynamics Corp.	16,245	$2,231,404
Honeywell International, Inc.	197,713	20,477,135
Lockheed Martin Corp.	68,876	14,956,423
Northrop Grumman Corp.	87,551	16,530,504
United Technologies Corp.	196,957	18,921,659

		$73,117,125

Alcoholic Beverages – 0.4%
Diageo PLC	376,967	$10,280,074

Automotive – 1.6%
Delphi Automotive PLC	93,873	$8,047,732
General Motors Co.	70,965	2,413,520
Harley-Davidson, Inc.	50,349	2,285,341
Hyundai Motor Co. Ltd.	27,582	3,475,481
Johnson Controls, Inc.	230,227	9,091,664
Kia Motors Corp.	135,742	6,046,747
LKQ Corp. (a)	108,617	3,218,322
Magna International, Inc.	146,278	5,932,732

		$40,511,539

Broadcasting – 1.2%
Omnicom Group, Inc.	141,125	$10,677,518
Time Warner, Inc.	158,870	10,274,123
Twenty-First Century Fox, Inc.	116,979	3,177,150
Viacom, Inc., “B”	47,712	1,963,826
Walt Disney Co.	37,527	3,943,337

		$30,035,954

Brokerage & Asset Managers – 0.9%
BlackRock, Inc.	26,506	$9,025,823
Blackstone Group LP	71,108	2,079,198
Franklin Resources, Inc.	206,444	7,601,268
NASDAQ, Inc.	81,810	4,758,888

		$23,465,177

Business Services – 1.1%
Accenture PLC, “A”	206,402	$21,569,009
Equifax, Inc.	10,135	1,128,735
Fidelity National Information Services, Inc.	68,676	4,161,766
Fiserv, Inc. (a)	27,512	2,516,248

		$29,375,758

Cable TV – 1.4%
Comcast Corp., “A”	444,374	$25,076,025
Time Warner Cable, Inc.	62,073	11,520,128

		$36,596,153

Chemicals – 2.3%
3M Co.	115,932	$17,463,996
Celanese Corp.	53,710	3,616,294
E.I. du Pont de Nemours & Co.	102,806	6,846,880
LyondellBasell Industries N.V., “A”	141,818	12,323,984
Monsanto Co.	21,015	2,070,398

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Chemicals – continued
PPG Industries, Inc.	190,066	$18,782,322

		$61,103,874

Computer Software – 1.0%
Aspen Technology, Inc. (a)	56,172	$2,121,055
CA, Inc.	103,778	2,963,900
Microsoft Corp.	181,112	10,048,094
Oracle Corp.	238,849	8,725,154
Symantec Corp.	165,465	3,474,765

		$27,332,968

Computer Software – Systems – 1.3%
Apple, Inc.	56,120	$5,907,191
EMC Corp.	95,285	2,446,919
Hewlett Packard Enterprise	137,413	2,088,678
Ingram Micro, Inc., “A”	122,574	3,723,798
International Business Machines Corp.	86,843	11,951,334
Sabre Corp.	155,003	4,335,434
Seagate Technology PLC	63,224	2,317,792

		$32,771,146

Construction – 0.5%
Owens Corning	179,510	$8,442,355
Stanley Black & Decker, Inc.	49,007	5,230,517

		$13,672,872

Consumer Products – 0.4%
Kimberly-Clark Corp.	32,343	$4,117,264
Newell Rubbermaid, Inc.	27,771	1,224,146
Procter & Gamble Co.	31,539	2,504,512
Reckitt Benckiser Group PLC	34,816	3,204,776

		$11,050,698

Containers – 0.1%
Crown Holdings, Inc. (a)	51,376	$2,604,763

Electrical Equipment – 1.5%
Danaher Corp.	290,902	$27,018,978
Pentair PLC	81,473	4,035,358
Tyco International PLC	284,851	9,083,898

		$40,138,234

Electronics – 1.4%
Analog Devices, Inc.	19,118	$1,057,608
Broadcom Corp., “A”	114,171	6,601,367
Intel Corp.	99,355	3,422,780
Maxim Integrated Products, Inc.	63,752	2,422,576
Microchip Technology, Inc.	95,602	4,449,317
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	307,425	6,993,919
Texas Instruments, Inc.	189,188	10,369,394

		$35,316,961

9

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Energy – Independent – 1.8%
Anadarko Petroleum Corp.	85,282	$4,143,000
Canadian Natural Resources Ltd.	66,102	1,443,007
Crescent Point Energy Corp. (l)	135,812	1,582,199
EOG Resources, Inc.	111,192	7,871,282
EQT Corp.	49,567	2,583,928
Marathon Petroleum Corp.	72,940	3,781,210
Noble Energy, Inc.	112,936	3,718,982
Occidental Petroleum Corp.	106,567	7,204,995
Valero Energy Corp.	196,329	13,882,424

		$46,211,027

Energy – Integrated – 1.3%
Chevron Corp.	152,438	$13,713,322
Exxon Mobil Corp.	202,933	15,818,627
Royal Dutch Shell PLC, “A”	224,735	5,049,011

		$34,580,960

Food & Beverages – 2.3%
Archer Daniels Midland Co.	161,686	$5,930,642
Coca-Cola Co.	75,447	3,241,203
Danone S.A.	97,845	6,603,302
General Mills, Inc.	289,127	16,671,063
Ingredion, Inc.	29,019	2,781,181
Kellogg Co.	62,324	4,504,155
McCormick & Co., Inc.	42,817	3,663,423
Mondelez International, Inc.	83,155	3,728,670
Nestle S.A.	173,871	12,887,955

		$60,011,594

Food & Drug Stores – 1.3%
CVS Health Corp.	296,541	$28,992,814
Kroger Co.	93,142	3,896,130

		$32,888,944

Gaming & Lodging – 0.1%
Hilton Worldwide Holdings, Inc.	81,602	$1,746,283

General Merchandise – 1.0%
Kohl’s Corp.	70,705	$3,367,679
Target Corp.	295,034	21,422,419

		$24,790,098

Insurance – 4.0%
ACE Ltd.	137,260	$16,038,831
Aon PLC	116,270	10,721,257
Chubb Corp.	38,971	5,169,113
MetLife, Inc.	526,130	25,364,727
Prudential Financial, Inc.	178,112	14,500,098
Suncorp-Metway Ltd.	361,761	3,167,409
Travelers Cos., Inc.	139,222	15,712,595
Validus Holdings Ltd.	164,696	7,623,778
Zurich Insurance Group AG	20,382	5,200,659

		$103,498,467

Internet – 0.3%
Alphabet, Inc., “A” (a)	5,393	$4,195,808
Facebook, Inc., “A” (a)	37,273	3,900,992

		$8,096,800

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Leisure & Toys – 0.4%
Activision Blizzard, Inc.	140,182	$5,426,445
Electronic Arts, Inc. (a)	77,241	5,308,002

		$10,734,447

Machinery & Tools – 1.3%
Allison Transmission Holdings, Inc.	230,103	$5,957,367
Caterpillar, Inc.	42,278	2,873,213
Cummins, Inc.	46,925	4,129,869
Deere & Co.	58,357	4,450,888
Eaton Corp. PLC	129,715	6,750,369
Illinois Tool Works, Inc.	100,332	9,298,770
Parker Hannifin Corp.	12,083	1,171,809

		$34,632,285

Major Banks – 6.9%
Bank of America Corp.	407,730	$6,862,096
Bank of New York Mellon Corp.	343,880	14,174,734
BOC Hong Kong Holdings Ltd.	511,500	1,552,035
Goldman Sachs Group, Inc.	96,655	17,420,131
HSBC Holdings PLC	436,880	3,447,610
JPMorgan Chase & Co.	993,977	65,632,301
Morgan Stanley	131,481	4,182,411
PNC Financial Services Group, Inc.	78,325	7,465,156
State Street Corp.	146,536	9,724,129
Sumitomo Mitsui Financial Group, Inc.	136,900	5,164,182
Wells Fargo & Co.	816,169	44,366,947

		$179,991,732

Medical & Health Technology & Services – 0.6%
Community Health Systems, Inc. (a)	140,265	$3,721,230
Express Scripts Holding Co. (a)	101,565	8,877,797
McKesson Corp.	14,359	2,832,026

		$15,431,053

Medical Equipment – 2.5%
Abbott Laboratories	311,558	$13,992,070
Cooper Cos., Inc.	33,410	4,483,622
Medtronic PLC	224,346	17,256,694
St. Jude Medical, Inc.	132,957	8,212,754
Thermo Fisher Scientific, Inc.	117,269	16,634,608
Zimmer Biomet Holdings, Inc.	39,992	4,102,779

		$64,682,527

Metals & Mining – 0.3%
BHP Billiton PLC	398,919	$4,469,457
Rio Tinto Ltd.	104,002	3,034,964

		$7,504,421

Natural Gas – Distribution – 0.2%
Engie	221,248	$3,915,582

Natural Gas – Pipeline – 0.1%
Williams Partners LP	68,943	$1,920,063

Network & Telecom – 0.6%
Cisco Systems, Inc.	527,259	$14,317,718

10

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Oil Services – 0.4%
Baker Hughes, Inc.	7,791	$359,555
National Oilwell Varco, Inc.	78,204	2,619,052
Noble Corp. PLC (l)	136,264	1,437,585
Schlumberger Ltd.	104,309	7,275,553

		$11,691,745

Other Banks & Diversified Financials – 2.0%
American Express Co.	139,258	$9,685,394
BB&T Corp.	177,328	6,704,772
Citigroup, Inc.	118,482	6,131,444
Discover Financial Services	107,314	5,754,177
SunTrust Banks, Inc.	58,372	2,500,656
U.S. Bancorp	228,386	9,745,231
UBS AG	272,859	5,250,872
Visa, Inc., “A”	99,221	7,694,589

		$53,467,135

Pharmaceuticals – 4.9%
Allergan PLC (a)	15,652	$4,891,250
Bayer AG	24,125	3,026,754
Bristol-Myers Squibb Co.	266,837	18,355,717
Eli Lilly & Co.	221,062	18,626,684
Johnson & Johnson	310,172	31,860,868
Merck & Co., Inc.	513,578	27,127,190
Novartis AG	18,010	1,539,433
Pfizer, Inc.	551,555	17,804,195
Roche Holding AG	5,169	1,424,515
Teva Pharmaceutical Industries Ltd., ADR	41,901	2,750,382
Valeant Pharmaceuticals International, Inc. (a)	13,113	1,332,936

		$128,739,924

Printing & Publishing – 0.0%
McGraw-Hill Cos., Inc.	10,246	$1,010,051
Time, Inc.	5,781	90,588

		$1,100,639

Railroad & Shipping – 0.3%
Canadian National Railway Co.	46,407	$2,593,223
Union Pacific Corp.	73,115	5,717,593

		$8,310,816

Real Estate – 0.4%
Hospitality Properties Trust, REIT	84,329	$2,205,203
Medical Properties Trust, Inc., REIT	306,205	3,524,420
Mid-America Apartment Communities, Inc., REIT	29,508	2,679,621
RMR Group, Inc., REIT (a)	1,400	20,174
Starwood Property Trust, Inc., REIT	112,093	2,304,632

		$10,734,050

Restaurants – 0.3%
Aramark	111,389	$3,592,295
YUM! Brands, Inc.	72,140	5,269,827

		$8,862,122

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Specialty Chemicals – 0.3%
Axalta Coating Systems Ltd. (a)	143,963	$3,836,614
Marine Harvest	232,950	3,136,279
Praxair, Inc.	19,107	1,956,557

		$8,929,450

Specialty Stores – 0.9%
Advance Auto Parts, Inc.	10,780	$1,622,498
Amazon.com, Inc. (a)	17,162	11,599,624
American Eagle Outfitters, Inc.	630,045	9,765,698
Bed Bath & Beyond, Inc. (a)	18,725	903,481

		$23,891,301

Telecommunications – Wireless – 0.1%
Vodafone Group PLC	389,618	$1,260,229

Telephone Services – 1.4%
AT&T, Inc.	76,540	$2,633,741
Frontier Communications Corp.	490,628	2,291,233
TDC A.S.	421,032	2,088,607
Telefonica Brasil S.A., ADR	286,677	2,588,693
Verizon Communications, Inc.	582,899	26,941,592

		$36,543,866

Tobacco – 2.5%
Altria Group, Inc.	262,332	$15,270,346
Japan Tobacco, Inc.	207,800	7,629,822
Philip Morris International, Inc.	464,595	40,842,546
Reynolds American, Inc.	56,136	2,590,676

		$66,333,390

Trucking – 0.4%
United Parcel Service, Inc., “B”	109,539	$10,540,938

Utilities – Electric Power – 1.5%
American Electric Power Co., Inc.	177,618	$10,349,801
Duke Energy Corp.	83,490	5,960,351
Exelon Corp.	311,491	8,650,105
NRG Energy, Inc.	105,535	1,242,147
PPL Corp.	298,948	10,203,095
Public Service Enterprise Group, Inc.	74,077	2,866,039
Xcel Energy, Inc.	29,449	1,057,514

		$40,329,052

Total Common Stocks (Identified Cost, $1,200,200,552)		$1,523,061,954

BONDS – 39.8%
Agency – Other – 0.1%
Financing Corp., 9.65%, 11/02/18	$1,275,000	$1,560,015

Asset-Backed & Securitized – 2.5%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.832%, 12/28/40 (z)	$2,707,166	$1,981,709
BlackRock Capital Finance LP, 7.75%, 9/25/26 (z)	59,004	13,643
Cent LP, 2013-17A, “A1”, CLO, FRN, 1.621%, 1/30/25 (z)	2,547,000	2,522,786
Citigroup Commercial Mortgage Trust, FRN, 5.709%, 12/10/49	3,050,000	3,151,652

11

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	$3,805,499	$3,869,444
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/48	3,980,975	4,046,049
Credit Suisse Mortgage Capital Certificate, 5.695%, 9/15/40	5,623,104	5,809,296
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/57	2,316,427	2,337,114
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.42%, 7/15/25 (z)	3,273,000	3,210,129
Ford Credit Auto Owner Trust, 2014-1,“A”, 2.26%, 11/15/25 (n)	1,735,000	1,749,275
Ford Credit Auto Owner Trust, 2014-2,“A”, 2.31%, 4/15/26 (n)	1,465,000	1,462,870
GMAC Mortgage Corp. Loan Trust, 5.805%, 10/25/36	951,229	924,785
Greenwich Capital Commercial Funding Corp., 5.475%, 3/10/39	5,978,000	6,115,516
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/50	4,243,101	4,220,722
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 1.469%, 4/25/25 (z)	2,971,000	2,920,113
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/48	4,880,000	4,898,227
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 5/12/45	817,070	826,646
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.937%, 2/15/51	202,900	202,655
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.774%, 6/15/49	777,548	792,909
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 4/15/43	982,421	982,205
Merrill Lynch Mortgage Trust, “A3”, FRN, 5.835%, 6/12/50	83,546	83,481
Morgan Stanley Capital I, Inc., FRN, 0.943%, 11/15/30 (i)(n)	3,779,729	60,555
Residential Funding Mortgage Securities, Inc., 5.32%, 12/25/35	1,949,582	1,600,569
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.952%, 2/15/51	726,971	751,439
Wachovia Bank Commercial Mortgage Trust, FRN, 5.712%, 6/15/49	4,011,472	4,108,859
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/48	4,315,766	4,334,865

		$62,977,513

Automotive – 0.2%
Toyota Motor Credit Corp., 3.4%, 9/15/21	$3,170,000	$3,286,225
Volkswagen International Finance N.V., 2.375%, 3/22/17 (n)	3,032,000	3,016,731

		$6,302,956

Issuer	Shares/Par	Value ($)
BONDS – continued
Broadcasting – 0.2%
21st Century Fox America, Inc., 8.5%, 2/23/25	$2,839,000	$3,648,016
Grupo Televisa S.A.B., 5%, 5/13/45	1,122,000	963,994

		$4,612,010

Brokerage & Asset Managers – 0.0%
Intercontinental Exchange, Inc., 2.75%, 12/01/20	$903,000	$903,153

Cable TV – 0.3%
Comcast Corp., 2.85%, 1/15/23	$3,520,000	$3,498,774
Time Warner Entertainment Co. LP, 8.375%, 7/15/33	2,855,000	3,368,206

		$6,866,980

Computer Software – Systems – 0.0%
Apple, Inc., 3.85%, 5/04/43	$1,303,000	$1,200,552

Conglomerates – 0.1%
ABB Finance (USA), Inc., 2.875%, 5/08/22	$1,096,000	$1,080,858
General Electric Co., 2.7%, 10/09/22	2,780,000	2,770,142

		$3,851,000

Consumer Products – 0.1%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/23 (n)	$3,463,000	$3,535,626

Consumer Services – 0.1%
Visa, Inc., 3.15%, 12/14/25	$3,594,000	$3,601,594

Emerging Market Quasi-Sovereign – 0.4%
CNOOC Finance (2012) Ltd., 3.875%, 5/02/22 (n)	$3,630,000	$3,666,801
Petroleos Mexicanos, 3.125%, 1/23/19	1,277,000	1,235,357
Petroleos Mexicanos, 8%, 5/03/19	2,671,000	2,940,424
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 9/30/16 (n)	827,444	843,960
State Grid Overseas Investment (2014) Ltd., 2.75%, 5/07/19 (z)	2,591,000	2,618,055

		$11,304,597

Emerging Market Sovereign – 0.1%
Republic of Peru, 7.35%, 7/21/25	$287,000	$359,826
United Mexican States, 4.75%, 3/08/44	2,089,000	1,903,079

		$2,262,905

Energy – Independent – 0.1%
Anadarko Petroleum Corp., 6.375%, 9/15/17	$1,638,000	$1,717,608
Apache Corp., 4.75%, 4/15/43	1,141,000	980,200

		$2,697,808

Energy – Integrated – 0.7%
BP Capital Markets PLC, 4.5%, 10/01/20	$1,054,000	$1,128,108
BP Capital Markets PLC, 4.742%, 3/11/21	3,027,000	3,325,102
Chevron Corp., 0.531%, 11/15/17	5,248,000	5,223,471
Petro-Canada, 6.05%, 5/15/18	1,942,000	2,081,838

12

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Energy – Integrated – continued
Total Capital International S.A., 1.55%, 6/28/17	$3,169,000	$3,177,233
Total Capital International S.A., 3.75%, 4/10/24	3,360,000	3,414,519

		$18,350,271

Financial Institutions – 0.2%
GE Capital International Funding Co., 3.373%, 11/15/25 (n)	$1,258,000	$1,280,975
General Electric Capital Corp., 3.1%, 1/09/23	484,000	491,265
General Electric Capital Corp., FRN, 0.938%, 1/09/20	3,877,000	3,875,368

		$5,647,608

Food & Beverages – 0.4%
Anheuser-Busch InBev S.A., 8%, 11/15/39	$3,600,000	$5,010,588
Diageo Capital PLC, 2.625%, 4/29/23	1,270,000	1,227,821
J.M. Smucker Co., 3.5%, 3/15/25	1,794,000	1,785,816
Kraft Foods Group, Inc., 3.5%, 6/06/22	1,463,000	1,479,491
Wm. Wrigley Jr. Co., 2.4%, 10/21/18 (n)	756,000	758,084

		$10,261,800

Food & Drug Stores – 0.3%
CVS Health Corp., 3.875%, 7/20/25	$3,759,000	$3,836,984
Walgreens Boots Alliance, Inc., 3.3%, 11/18/21	2,550,000	2,501,945
Walgreens Boots Alliance, Inc., 4.5%, 11/18/34	1,318,000	1,203,628

		$7,542,557

Insurance – 0.3%
American International Group, Inc., 4.875%, 6/01/22	$5,088,000	$5,498,317
American International Group, Inc., 4.125%, 2/15/24	2,620,000	2,692,621

		$8,190,938

Insurance – Health – 0.2%
Anthem, Inc., 3.3%, 1/15/23	$2,122,000	$2,063,153
UnitedHealth Group, Inc., 3.75%, 7/15/25	3,987,000	4,113,858

		$6,177,011

Insurance – Property & Casualty – 0.4%
ACE Ltd., 2.7%, 3/13/23	$3,560,000	$3,480,010
Liberty Mutual Group, Inc., 4.25%, 6/15/23 (n)	1,699,000	1,727,553
Marsh & McLennan Cos., Inc., 4.8%, 7/15/21	3,270,000	3,559,506
ZFS Finance USA Trust V, 6.5% to 5/09/17, FRN to 5/09/67 (n)	1,514,000	1,544,280

		$10,311,349

Issuer	Shares/Par	Value ($)
BONDS – continued
International Market Quasi-Sovereign – 0.4%
KFW International Finance, Inc., 4.875%, 6/17/19	$4,560,000	$5,052,567
Temasek Financial I Ltd., 2.375%, 1/23/23 (n)	6,400,000	6,257,082

		$11,309,649

International Market Sovereign – 0.0%
Republic of Iceland, 4.875%, 6/16/16 (n)	$1,108,000	$1,124,632

Internet – 0.2%
Baidu, Inc., 3.5%, 11/28/22	$3,950,000	$3,874,832

Local Authorities – 0.2%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 1/01/40	$3,685,000	$5,237,712

Machinery & Tools – 0.1%
Atlas Copco AB, 5.6%, 5/22/17 (n)	$2,786,000	$2,915,970

Major Banks – 1.6%
Bank of America Corp., 5.49%, 3/15/19	$2,989,000	$3,223,971
Bank of America Corp., 4.1%, 7/24/23	3,870,000	4,003,136
Bank of America Corp., 4.125%, 1/22/24	5,102,000	5,272,274
BNP Paribas, 7.195% to 6/25/37, FRN to 6/29/49 (n)	1,842,000	2,104,485
Credit Suisse Group AG, 6.5%, 8/08/23 (n)	1,300,000	1,400,750
Goldman Sachs Group, Inc., 5.625%, 1/15/17	4,227,000	4,390,424
ING Bank N.V., 5.8%, 9/25/23 (n)	3,438,000	3,735,562
JPMorgan Chase & Co., 6.3%, 4/23/19	3,410,000	3,824,400
Morgan Stanley, 3.875%, 4/29/24	3,188,000	3,250,054
Morgan Stanley, 6.625%, 4/01/18	4,287,000	4,701,287
Morgan Stanley, 4%, 7/23/25	1,206,000	1,242,945
PNC Funding Corp., 5.625%, 2/01/17	3,348,000	3,480,845
Wells Fargo & Co., 5.9% to 6/15/24, FRN to 12/29/49	1,743,000	1,758,251

		$42,388,384

Medical & Health Technology & Services – 0.5%
Becton, Dickinson and Co., 6.375%, 8/01/19	$3,950,000	$4,460,119
Becton, Dickinson and Co., 2.675%, 12/15/19	1,842,000	1,852,544
Express Scripts Holding Co., 2.65%, 2/15/17	3,087,000	3,117,487
Laboratory Corp. of America Holdings, 3.2%, 2/01/22	2,640,000	2,591,957

		$12,022,107

Medical Equipment – 0.3%
Medtronic, Inc., 4.375%, 3/15/35	$3,083,000	$3,114,776
Zimmer Holdings, Inc., 3.55%, 4/01/25	3,762,000	3,657,608

		$6,772,384

Metals & Mining – 0.1%
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23	$3,570,000	$2,034,900

13

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Midstream – 0.6%
APT Pipelines Ltd., 4.2%, 3/23/25 (n)	$3,780,000	$3,551,919
Energy Transfer Partners LP, 3.6%, 2/01/23	1,975,000	1,626,865
Energy Transfer Partners LP, 4.9%, 2/01/24	1,270,000	1,132,360
Enterprise Products Operating LP, 6.5%, 1/31/19	2,995,000	3,291,002
Kinder Morgan Energy Partners LP, 4.15%, 2/01/24	1,369,000	1,181,856
Kinder Morgan Energy Partners LP, 7.4%, 3/15/31	1,023,000	943,102
Kinder Morgan Energy Partners LP, 7.75%, 3/15/32	1,661,000	1,593,989
Spectra Energy Capital LLC, 8%, 10/01/19	2,734,000	3,109,969

		$16,431,062

Mortgage-Backed – 12.2%
Fannie Mae, 3%, 10/01/30	$2,864,402	$2,952,971
Fannie Mae, 4%, 9/01/40 – 7/01/43	6,679,462	7,080,302
Fannie Mae, 3.5%, 7/01/43	2,116,666	2,185,851
Fannie Mae, 5.658%, 2/01/16	146,215	145,796
Fannie Mae, 5.5%, 7/01/16 – 4/01/40	22,394,816	25,049,819
Fannie Mae, 5.735%, 7/01/16	691,250	693,059
Fannie Mae, 5.27%, 12/01/16	1,554,098	1,589,076
Fannie Mae, 5.05%, 1/01/17	455,480	465,278
Fannie Mae, 5.6%, 1/01/17	221	221
Fannie Mae, 6%, 1/01/17 – 7/01/37	11,536,347	13,062,594
Fannie Mae, 3.8%, 2/01/18	312,162	324,282
Fannie Mae, 3.91%, 2/01/18	455,825	474,026
Fannie Mae, 5%, 2/01/18 – 3/01/41	9,864,878	10,839,634
Fannie Mae, 4.5%, 4/01/18 – 4/01/44	18,234,854	19,744,501
Fannie Mae, 2.578%, 9/25/18	2,359,240	2,403,190
Fannie Mae, 4.6%, 9/01/19	480,916	519,123
Fannie Mae, 2.59%, 5/01/23	481,318	481,741
Fannie Mae, 3%, 3/01/27 – 12/01/30	6,564,123	6,778,526
Fannie Mae, 2.5%, 2/01/28 – 5/01/30	2,914,348	2,953,371
Fannie Mae, 6.5%, 6/01/31 – 7/01/37	3,304,998	3,808,148
Fannie Mae, 4%, 12/01/40 – 2/01/45	29,436,199	31,185,291
Fannie Mae, 3.5%, 11/01/41 – 6/01/43	5,750,221	5,946,224
Fannie Mae, 3.5%, 4/01/43 – 9/01/43	10,660,241	11,006,021
Freddie Mac, 4%, 4/01/44 – 9/01/44	10,511,509	11,110,528
Freddie Mac, 6%, 4/01/16 – 6/01/37	5,138,027	5,776,881
Freddie Mac, 5%, 12/01/17 – 7/01/39	5,680,987	6,204,228
Freddie Mac, 3.154%, 2/25/18	408,381	420,858
Freddie Mac, 4.5%, 5/01/18 – 10/01/39	4,308,330	4,599,673
Freddie Mac, 2.412%, 8/25/18	1,820,000	1,851,481
Freddie Mac, 5.5%, 1/01/19 – 2/01/37	4,726,280	5,237,530
Freddie Mac, 5.085%, 3/25/19	4,316,000	4,696,374
Freddie Mac, 2.456%, 8/25/19	500,000	508,053
Freddie Mac, 1.869%, 11/25/19	1,266,000	1,259,240
Freddie Mac, 2.791%, 1/25/22	1,485,000	1,505,651
Freddie Mac, 2.716%, 6/25/22	1,059,508	1,065,919
Freddie Mac, 2.51%, 11/25/22	1,272,000	1,262,304
Freddie Mac, 3.111%, 2/25/23	2,136,000	2,194,821
Freddie Mac, 3.32%, 2/25/23	618,000	642,768

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 3.25%, 4/25/23	$2,474,000	$2,558,778
Freddie Mac, 3.458%, 8/25/23	2,553,000	2,667,776
Freddie Mac, 3.171%, 10/25/24	1,304,000	1,325,201
Freddie Mac, 2.67%, 12/25/24	1,561,000	1,523,976
Freddie Mac, 3%, 11/01/30 – 5/01/43	18,527,903	18,754,666
Freddie Mac, 6.5%, 5/01/34 – 2/01/38	2,205,096	2,547,359
Freddie Mac, 4%, 11/01/40 – 11/01/43	11,386,248	12,059,812
Freddie Mac, 3.5%, 2/01/42 – 11/01/45	20,129,350	20,763,353
Freddie Mac, TBA, 3.5%, 1/01/46	4,770,000	4,908,626
Freddie Mac, TBA, 4%, 1/01/46	8,513,000	8,990,814
Ginnie Mae, 4%, 2/20/42	158,481	169,377
Ginnie Mae, 3%, 2/15/43 – 6/20/43	5,054,298	5,143,008
Ginnie Mae, 6%, 9/15/32 – 1/15/38	3,862,844	4,436,149
Ginnie Mae, 5.5%, 5/15/33 – 10/15/35	2,535,327	2,857,583
Ginnie Mae, 4.5%, 7/20/33 – 1/20/41	6,873,432	7,484,567
Ginnie Mae, 5%, 7/20/33 – 12/15/34	856,774	953,995
Ginnie Mae, 4%, 1/20/41 – 4/20/41	7,311,194	7,829,870
Ginnie Mae, 3.5%, 12/15/41 – 7/20/43	10,607,100	11,084,043
Ginnie Mae, 3%, 7/20/43	716,439	728,712
Ginnie Mae, TBA, 3.5%, 1/01/46	3,562,000	3,712,012

		$318,525,031

Network & Telecom – 0.4%
AT&T, Inc., 3%, 6/30/22	$2,565,000	$2,495,158
AT&T, Inc., 3.4%, 5/15/25	2,565,000	2,465,516
Verizon Communications, Inc., 6.4%, 9/15/33	4,093,000	4,663,274

		$9,623,948

Other Banks & Diversified Financials – 0.9%
Banco de Credito del Peru, 5.375%, 9/16/20	$2,967,000	$3,137,603
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/22 (n)	2,890,000	3,179,000
Capital One Financial Corp., 6.15%, 9/01/16	4,542,000	4,680,095
Citigroup, Inc., 2.5%, 9/26/18	2,450,000	2,471,317
Discover Bank, 4.2%, 8/08/23	1,540,000	1,573,375
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)	3,106,000	3,976,301
Swedbank AB, 2.125%, 9/29/17 (n)	821,000	824,801
U.S. Bancorp, 3.7%, 1/30/24	2,301,000	2,410,392

		$22,252,884

Pharmaceuticals – 0.6%
AbbVie, Inc., 3.6%, 5/14/25	$1,783,000	$1,759,932
Actavis Funding SCS, 3.8%, 3/15/25	1,429,000	1,421,834
Actavis Funding SCS, 4.85%, 6/15/44	1,653,000	1,636,177
Celgene Corp., 2.875%, 8/15/20	1,545,000	1,533,955
Gilead Sciences, Inc., 3.7%, 4/01/24	915,000	937,329
Gilead Sciences, Inc., 3.5%, 2/01/25	5,767,000	5,815,622
Roche Holdings, Inc., 6%, 3/01/19 (n)	701,000	783,403
Teva Pharmaceutical Finance IV LLC, 3.65%, 11/10/21	1,416,000	1,436,808

		$15,325,060

14

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Real Estate – Healthcare – 0.1%
HCP, Inc., REIT, 5.375%, 2/01/21	$2,622,000	$2,856,449

Retailers – 0.2%
Gap, Inc., 5.95%, 4/12/21	$2,180,000	$2,307,240
Home Depot, Inc., 3.75%, 2/15/24	1,900,000	2,024,144
Home Depot, Inc., 5.95%, 4/01/41	989,000	1,230,402

		$5,561,786

Supranational – 0.1%
Asian Development Bank, 1.125%, 3/15/17	$2,069,000	$2,071,936

Telecommunications – Wireless – 0.5%
American Tower Trust I, REIT, 3.07%, 3/15/23 (n)	$3,560,000	$3,485,925
Crown Castle Towers LLC, 6.113%, 1/15/20 (n)	2,493,000	2,719,495
Crown Castle Towers LLC, 4.883%, 8/15/20 (n)	1,270,000	1,357,720
Rogers Communications, Inc., 6.8%, 8/15/18	5,026,000	5,610,594

		$13,173,734

Tobacco – 0.6%
Altria Group, Inc., 2.85%, 8/09/22	$3,640,000	$3,549,120
B.A.T. International Finance PLC, 3.25%, 6/07/22 (n)	3,636,000	3,643,505
Imperial Tobacco Finance PLC, 2.95%, 7/21/20 (z)	2,518,000	2,523,731
Reynolds American, Inc., 4.45%, 6/12/25	5,591,000	5,850,517

		$15,566,873

Transportation – Services – 0.1%
ERAC USA Finance LLC, 7%, 10/15/37 (n)	$2,696,000	$3,281,679

U.S. Government Agencies and Equivalents – 0.2%
Small Business Administration, 4.35%, 7/01/23	$6,536	$6,861
Small Business Administration, 4.77%, 4/01/24	362,908	385,495
Small Business Administration, 5.18%, 5/01/24	628,277	675,166
Small Business Administration, 5.52%, 6/01/24	31,282	34,108
Small Business Administration, 4.99%, 9/01/24	570,091	612,755
Small Business Administration, 4.95%, 3/01/25	18,229	19,551
Small Business Administration, 5.11%, 8/01/25	2,145,369	2,313,161

		$4,047,097

U.S. Treasury Obligations – 12.4%
U.S. Treasury Bonds, 8.5%, 2/15/20	$5,808,000	$7,400,066
U.S. Treasury Bonds, 8%, 11/15/21	723,000	966,014
U.S. Treasury Bonds, 6%, 2/15/26	777,000	1,037,638
U.S. Treasury Bonds, 6.75%, 8/15/26	2,569,000	3,641,301
U.S. Treasury Bonds, 5.375%, 2/15/31	574,000	778,243

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Bonds, 4.5%, 2/15/36	$1,203,000	$1,539,645
U.S. Treasury Bonds, 5%, 5/15/37	1,609,000	2,201,698
U.S. Treasury Bonds, 4.5%, 8/15/39	30,517,600	38,986,203
U.S. Treasury Bonds, 2.875%, 5/15/43	34,242,000	33,316,850
U.S. Treasury Bonds, 2.5%, 2/15/45	10,673,000	9,556,540
U.S. Treasury Notes, 5.125%, 5/15/16	488,000	496,543
U.S. Treasury Notes, 0.875%, 12/31/16	12,366,000	12,374,100
U.S. Treasury Notes, 0.75%, 6/30/17	31,760,000	31,661,989
U.S. Treasury Notes, 4.75%, 8/15/17	1,507,000	1,598,201
U.S. Treasury Notes, 3.75%, 11/15/18	17,568,000	18,802,925
U.S. Treasury Notes, 2.75%, 2/15/19	6,407,000	6,677,952
U.S. Treasury Notes, 3.125%, 5/15/19	33,754,000	35,620,934
U.S. Treasury Notes, 1%, 6/30/19	39,559,000	38,910,232
U.S. Treasury Notes, 3.5%, 5/15/20	25,260,000	27,167,408
U.S. Treasury Notes, 3.125%, 5/15/21	17,180,000	18,277,974
U.S. Treasury Notes, 2.5%, 8/15/23	31,120,000	31,927,595

		$322,940,051

Utilities – Electric Power – 0.8%
Berkshire Hathaway Energy Co., 3.75%, 11/15/23	$1,930,000	$1,980,742
MidAmerican Funding LLC, 6.927%, 3/01/29	903,000	1,152,638
Oncor Electric Delivery Co., 7%, 9/01/22	2,810,000	3,375,397
Pacific Gas & Electric Co., 4.6%, 6/15/43	2,940,000	2,984,582
PPL Capital Funding, Inc., 5%, 3/15/44	870,000	896,941
PPL Corp., 3.4%, 6/01/23	2,940,000	2,930,633
Progress Energy, Inc., 3.15%, 4/01/22	3,893,000	3,823,058
PSEG Power LLC, 5.32%, 9/15/16	2,617,000	2,688,766
Waterford 3 Funding Corp., 8.09%, 1/02/17	912,343	910,170

		$20,742,927

Total Bonds (Identified Cost, $1,013,098,763)		$1,038,239,330

PREFERRED STOCKS – 0.1%
Telephone Services – 0.1%
Telecom Italia S.p.A. (Identified Cost, $1,591,071)	2,333,912	$2,387,186

CONVERTIBLE PREFERRED STOCKS – 0.6%
Food & Beverages – 0.3%
Tyson Foods, Inc., 4.75%	118,300	$7,178,444

Pharmaceuticals – 0.1%
Allergan PLC, 5.5%	2,491	$2,566,178

Telephone Services – 0.1%
Frontier Communications Corp., 11.13%	16,591	$1,519,404

Utilities – Electric Power – 0.1%
Exelon Corp., 6.5%	110,678	$4,479,139

Total Convertible Preferred Stocks (Identified Cost, $15,497,831)		$15,743,165

15

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
MONEY MARKET FUNDS – 1.6%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	42,384,515	$42,384,515

COLLATERAL FOR SECURITIES LOANED – 0.1%
Navigator Securities Lending Prime Portfolio, 0.32%, at Cost and Net Asset Value (j)	2,428,338	$2,428,338

Total Investments (Identified Cost, $2,275,201,070)		$2,624,244,488

OTHER ASSETS, LESS LIABILITIES – (0.4)%		(9,377,083)

NET ASSETS – 100.0%		$2,614,867,405

(a)	Non-income producing security.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $63,988,939, representing 2.4% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.832%, 12/28/40	3/01/06	$2,707,166	$1,981,709
BlackRock Capital Finance LP, 7.75%, 9/25/26	8/16/13	57,730	13,643
Cent LP, 2013-17A, “A1”, CLO, FRN, 1.621%, 1/30/25	9/26/14	2,532,938	2,522,786
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.42%, 7/15/25	9/26/14	3,230,245	3,210,129
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 1.469%, 4/25/25	9/26/14	2,939,406	2,920,113
Imperial Tobacco Finance PLC, 2.95%, 7/21/20	7/15/15	2,492,991	2,523,731
State Grid Overseas Investment (2014) Ltd., 2.75%, 5/07/19	4/28/14	2,574,602	2,618,055
Total Restricted Securities			$15,790,166
% of Net assets			0.6%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TBA	To Be Announced

See Notes to Financial Statements

16

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $2,232,816,555)	$2,581,859,973
Underlying affiliated funds, at cost and value	42,384,515
Total investments, at value, including $2,672,229 of securities on loan (identified cost, $2,275,201,070)	$2,624,244,488
Cash	19,133
Receivables for
Investments sold	5,444,981
Fund shares sold	175,595
Interest and dividends	9,887,805
Other assets	15,369
Total assets		$2,639,787,371
Liabilities
Payables for
Investments purchased	$2,278,685
TBA purchase commitments	17,632,710
Fund shares reacquired	2,304,266
Collateral for securities loaned, at value (c)	2,428,338
Payable to affiliates
Investment adviser	8,231
Shareholder servicing costs	784
Distribution and/or service fees	16,443
Payable for independent Trustees’ compensation	17
Accrued expenses and other liabilities	250,492
Total liabilities		$24,919,966
Net assets		$2,614,867,405
Net assets consist of
Paid-in capital	$2,126,207,345
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	349,012,695
Accumulated net realized gain (loss) on investments and foreign currency	66,155,965
Undistributed net investment income	73,491,400
Net assets		$2,614,867,405
Shares of beneficial interest outstanding		116,497,786

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,423,284,375	62,964,174	$22.60
Service Class	1,191,583,030	53,533,612	22.26

(c)	Non-cash collateral is not included.

See Notes to Financial Statements

17

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$56,172,061
Interest	36,242,094
Dividends from underlying affiliated funds	77,727
Foreign taxes withheld	(461,820)
Total investment income		$92,030,062
Expenses
Management fee	$21,422,916
Distribution and/or service fees	3,254,496
Shareholder servicing costs	86,178
Administrative services fee	456,309
Independent Trustees’ compensation	45,049
Custodian fee	178,649
Shareholder communications	161,948
Audit and tax fees	72,571
Legal fees	21,960
Miscellaneous	70,524
Total expenses		$25,770,600
Fees paid indirectly	(192)
Reduction of expenses by investment adviser	(3,938,882)
Net expenses		$21,831,526
Net investment income		$70,198,536
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$86,023,154
Foreign currency	(157,744)
Net realized gain (loss) on investments and foreign currency		$85,865,410
Change in unrealized appreciation (depreciation)
Investments	$(165,415,878)
Foreign currency	1,763
Net unrealized gain (loss) on investments and foreign currency translation		$(165,414,115)
Net realized and unrealized gain (loss) on investments and foreign currency		$(79,548,705)
Change in net assets from operations		$(9,350,169)

See Notes to Financial Statements

18

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$70,198,536	$66,079,926
Net realized gain (loss) on investments and foreign currency	85,865,410	110,064,895
Net unrealized gain (loss) on investments and foreign currency translation	(165,414,115)	73,400,691
Change in net assets from operations	$(9,350,169)	$249,545,512
Distributions declared to shareholders
From net investment income	$(70,334,733)	$(55,137,325)
From net realized gain on investments	(104,926,629)	(80,306,738)
Total distributions declared to shareholders	$(175,261,362)	$(135,444,063)
Change in net assets from fund share transactions	$(233,477,805)	$(300,150,149)
Total change in net assets	$(418,089,336)	$(186,048,700)
Net assets
At beginning of period	3,032,956,741	3,219,005,441
At end of period (including undistributed net investment income of $73,491,400 and $70,392,959, respectively)	$2,614,867,405	$3,032,956,741

See Notes to Financial Statements

19

MFS Total Return Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$24.31	$23.44	$20.05	$18.53	$18.71
Income (loss) from investment operations
Net investment income (d)	$0.62	$0.54	$0.45	$0.44	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	(0.77)	1.43	3.34	1.63	(0.12)
Total from investment operations	$(0.15)	$1.97	$3.79	$2.07	$0.32
Less distributions declared to shareholders
From net investment income	$(0.64)	$(0.46)	$(0.40)	$(0.55)	$(0.50)
From net realized gain on investments	(0.92)	(0.64)	—	—	—
Total distributions declared to shareholders	$(1.56)	$(1.10)	$(0.40)	$(0.55)	$(0.50)
Net asset value, end of period (x)	$22.60	$24.31	$23.44	$20.05	$18.53
Total return (%) (k)(r)(s)(x)	(0.37)	8.50	19.05	11.26	1.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.78	0.79	0.80	0.81
Expenses after expense reductions (f)	0.65	0.67	0.73	0.77	0.78
Net investment income	2.57	2.24	2.05	2.26	2.36
Portfolio turnover	41	32	53	22	19
Net assets at end of period (000 omitted)	$1,423,284	$1,662,709	$1,826,378	$1,440,525	$1,574,503

See Notes to Financial Statements

20

MFS Total Return Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$23.95	$23.12	$19.80	$18.31	$18.48
Income (loss) from investment operations
Net investment income (d)	$0.55	$0.47	$0.39	$0.39	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	(0.74)	1.41	3.29	1.60	(0.11)
Total from investment operations	$(0.19)	$1.88	$3.68	$1.99	$0.28
Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.41)	$(0.36)	$(0.50)	$(0.45)
From net realized gain on investments	(0.92)	(0.64)	—	—	—
Total distributions declared to shareholders	$(1.50)	$(1.05)	$(0.36)	$(0.50)	$(0.45)
Net asset value, end of period (x)	$22.26	$23.95	$23.12	$19.80	$18.31
Total return (%) (k)(r)(s)(x)	(0.58)	8.24	18.74	10.93	1.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.03	1.04	1.05	1.06
Expenses after expense reductions (f)	0.90	0.92	0.98	1.02	1.03
Net investment income	2.32	1.98	1.80	2.02	2.11
Portfolio turnover	41	32	53	22	19
Net assets at end of period (000 omitted)	$1,191,583	$1,370,248	$1,392,627	$872,739	$859,243

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

21

MFS Total Return Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a

22

MFS Total Return Series

Notes to Financial Statements – continued

material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,410,732,270	$—	$—	$1,410,732,270
United Kingdom	7,504,421	23,241,700	—	30,746,121
Switzerland	—	26,303,435	—	26,303,435
Canada	12,884,098	—	—	12,884,098
Japan	—	12,794,004	—	12,794,004
France	—	10,518,885	—	10,518,885
South Korea	—	9,522,229	—	9,522,229
Taiwan	6,993,919	—	—	6,993,919
Australia	—	3,167,409	—	3,167,409
Other Countries	5,339,075	12,190,860	—	17,529,935
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	328,547,163	—	328,547,163
Non-U.S. Soverign Debt	—	28,073,719	—	28,073,719
U.S. Corporate Bonds	—	229,634,306	—	229,634,306
Residential Mortgage-Backed Securities	—	321,064,031	—	321,064,031
Comercial Mortgage-Backed Securities	—	46,591,633	—	46,591,633
Asset-Backed Securities (including CDOs)	—	13,846,881	—	13,846,881
Foreign Bonds	—	70,481,597	—	70,481,597
Mutual Funds	44,812,853	—	—	44,812,853
Total Investments	$1,488,266,636	$1,135,977,852	$—	$2,624,244,488

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $3,026,754 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $3,034,964 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

23

MFS Total Return Series

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $2,672,229. The fair value of the fund’s investment securities on loan and a related liability of $2,428,338 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $346,298. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the

24

MFS Total Return Series

Notes to Financial Statements – continued

time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$91,290,015	$55,137,325
Long-term capital gains	83,971,347	80,306,738
Total distributions	$175,261,362	$135,444,063

25

MFS Total Return Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$2,294,607,190
Gross appreciation	398,566,903
Gross depreciation	(68,929,605)
Net unrealized appreciation (depreciation)	$329,637,298
Undistributed ordinary income	73,491,400
Undistributed long-term capital gain	85,562,085
Other temporary differences	(30,723)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$39,788,464	$32,030,776	$56,600,918	$44,581,217
Service Class	30,546,269	23,106,549	48,325,711	35,725,521
Total	$70,334,733	$55,137,325	$104,926,629	$80,306,738

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.75%
Next $2 billion of average daily net assets	0.65%
Average daily net assets in excess of $5 billion	0.50%

The investment adviser agreed in writing to reduce its management fee to 0.70% of average daily net assets for the first $1 billion, 0.65% of average daily net assets in excess of $1 billion up to $2.5 billion, and 0.60% of average daily net assets in excess of $2.5 billion up to $5 billion. This written agreement will terminate on April 28, 2016. For the year ended December 31, 2015, this management fee reduction amounted to $2,529,999 which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $198,250, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.65% of the fund’s average daily net assets.

Effective April 29, 2016, the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Next $1.5 billion of average daily net assets	0.65%
Next $2.5 billion of average daily net assets	0.60%
Average daily net assets in excess of $5 billion	0.50%

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.65% of average daily net assets for the Initial Class shares and 0.90% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, this reduction amounted to $1,210,633 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by

26

MFS Total Return Series

Notes to Financial Statements – continued

MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $83,545, which equated to 0.0029% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $2,633.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $9,138 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$584,794,789	$653,163,865
Investments (non-U.S. Government securities)	$558,873,676	$823,617,251

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,367,391	$32,496,281	1,190,232	$28,455,634
Service Class	4,224,400	99,533,229	6,310,222	148,779,076
	5,591,791	$132,029,510	7,500,454	$177,234,710
Shares issued to shareholders in reinvestment of distributions
Initial Class	4,433,734	$96,389,382	3,209,551	$76,611,993
Service Class	3,680,447	78,871,980	2,499,238	58,832,070
	8,114,181	$175,261,362	5,708,789	$135,444,063
Shares reacquired
Initial Class	(11,241,013)	$(269,093,072)	(13,912,606)	$(333,482,406)
Service Class	(11,583,364)	(271,675,605)	(11,819,400)	(279,346,516)
	(22,824,377)	$(540,768,677)	(25,732,006)	$(612,828,922)
Net change
Initial Class	(5,439,888)	$(140,207,409)	(9,512,823)	$(228,414,779)
Service Class	(3,678,517)	(93,270,396)	(3,009,940)	(71,735,370)
	(9,118,405)	$(233,477,805)	(12,522,763)	$(300,150,149)

27

MFS Total Return Series

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $9,633 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	103,202,623	572,882,514	(633,700,622)	42,384,515

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$77,727	$42,384,515

28

MFS Total Return Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Series as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

29

MFS Total Return Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

30

MFS Total Return Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

31

MFS Total Return Series

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Joshua Marston Jonathan Sage Brooks Taylor

32

MFS Total Return Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

33

MFS Total Return Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $3 billion and $5 billion, and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets up to $1 billion, over $1 billion and between $2.5 billion and $5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

34

MFS Total Return Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $92,369,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 39.32% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

35

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

36

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

37

ANNUAL REPORT

December 31, 2015

MFS® UTILITIES SERIES

MFS® Variable Insurance Trust

VUF-ANN

MFS® UTILITIES SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Utilities Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
NextEra Energy, Inc.	5.4%
PPL Corp.	4.7%
Exelon Corp.	4.0%
Sempra Energy	3.5%
EDP Renovaveis S.A.	2.9%
American Electric Power Co., Inc.	2.8%
Calpine Corp.	2.4%
AES Corp.	2.4%
Time Warner Cable, Inc.	2.3%
Energias de Portugal S.A.	2.3%

Top five industries (i)
Utilities-Electric Power	54.2%
Natural Gas-Pipeline	14.0%
Telephone Services	8.7%
Natural Gas-Distribution	6.8%
Cable TV	6.4%

Issuer country weightings (i)(x)
United States	73.8%
Portugal	5.1%
United Kingdom	3.0%
Italy	2.8%
Canada	2.7%
France	1.7%
China	1.6%
Sweden	1.5%
Brazil	1.5%
Other Countries	6.3%

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Utilities Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Utilities Series (“fund”) provided a total return of –14.52%, while Service Class shares of the fund provided a total return of –14.76%. These compare with a return of 1.38% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of –4.85% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (“S&P Utilities Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

The fund’s allocation to the poor-performing natural gas pipeline industry was a primary detractor from performance relative to the S&P Utilities Index. Notable detractors of relative performance included natural gas pipeline operators Kinder Morgan (b), oil and gas transportation and storage companies Plains GP Holdings (b), Enbridge (b) (Canada), Energy Transfer Equity (b) and Columbia Pipeline Group (b). Shares of propane and natural gas company Energy Transfer Partners (b) also weakened relative results.

Stock selection in the electric power industry was another area of relative weakness. The fund’s positions in power generation companies Dynergy (b)(h) and low emissions and clean power plant operators Calpine (b) and TerraForm Power (b)(h), and an overweight position in NRG Energy, also dampened relative results as all four companies posted poor performance for the reporting period.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Contributors to Performance

The fund’s position in the cable TV industry and wireless communications industry were primary contributors to relative performance. Most notably, shares of video, high-speed data and voice services provider Time Warner Cable (b) within the cable TV sector aided relative results. Shares of telecommunications companies T-Mobile (b)(h) within the wireless communications sector also benefited relative returns.

Individual stocks that contributed to relative performance included an avoidance of power & natural gas distributor Duke Energy (h) and integrated electric power producer Entergy (h). Holdings of renewable energy company EDP Renovaveis (b) (Spain), telecommunication and internet services company Telecom Italia (b)(h) (Italy), telecommunications company Altice (b) (Netherlands) and Bezeq The Israel Telecommunication (b) (Israel) also contributed to relative results. An underweight position in diversified energy companies FirstEnergy further benefited relative results.

3

MFS Utilities Series

Management Review – continued

The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the S&P Utilities Index, holding cash benefited performance versus the benchmark, which has no cash position.

Respectfully,

Claud Davis	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Utilities Series

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/03/95	(14.52)%	7.07%	8.36%
Service Class	5/01/00	(14.76)%	6.80%	8.09%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		1.38%	12.57%	7.31%
Standard & Poor’s 500 Utilities Index (f)		(4.85)%	11.03%	7.41%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Utilities Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.78%	$1,000.00	$863.98	$3.66
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
Service Class	Actual	1.03%	$1,000.00	$862.74	$4.84
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Utilities Series

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 88.2%
Cable TV – 6.4%
Charter Communications, Inc., “A” (a)(l)	108,990	$19,956,072
Comcast Corp., “A”	562,321	31,731,774
Liberty Global PLC, “C” (a)	250,326	10,205,791
Time Warner Cable, Inc.	190,100	35,280,659

		$97,174,296

Energy – Independent – 0.7%
Enable Midstream Partners LP	375,855	$3,457,866
Western Gas Equity Partners LP	206,762	7,503,393

		$10,961,259

Natural Gas – Distribution – 6.8%
China Resources Gas Group Ltd.	5,722,000	$17,026,595
Engie	1,106,134	19,576,035
NorthWestern Corp.	112,731	6,115,657
Sempra Energy	563,701	52,993,531
Snam Rete Gas S.p.A.	1,626,736	8,507,207

		$104,219,025

Natural Gas – Pipeline – 12.6%
Columbia Pipeline Group, Inc.	298,064	$5,961,280
Columbia Pipeline Partners LP	617,232	10,789,215
Enbridge, Inc.	749,114	24,903,696
Energy Transfer Equity LP	782,002	10,744,707
Energy Transfer Partners LP	633,321	21,361,917
Enterprise Products Partners LP	771,979	19,747,223
EQT GP Holdings LP	84,060	1,745,086
EQT Midstream Partners LP	168,955	12,749,344
JP Energy Partners LP	242,021	1,190,743
Kinder Morgan, Inc.	1,161,080	17,323,314
Plains All American Pipeline LP	119,310	2,756,061
Plains GP Holdings LP	1,119,376	10,578,103
SemGroup Corp., “A”	183,888	5,307,008
Sunoco Logistics Partners LP	494,125	12,699,013
Tallgrass Energy GP LP	274,338	4,381,178
Williams Cos., Inc.	649,524	16,692,767
Williams Partners LP	510,752	14,224,443

		$193,155,098

Telecommunications – Wireless – 5.6%
Advanced Info Service PLC	515,900	$2,179,152
American Tower Corp., REIT	251,171	24,351,028
Bharti Infratel Ltd.	431,344	2,779,341
Bharti Tele-Ventures Ltd.	631,049	3,233,440
KDDI Corp.	464,400	12,021,908
Mobile TeleSystems PJSC, ADR	1,210,962	7,483,745
SBA Communications Corp. (a)	142,888	15,013,242
Vodafone Group PLC	5,735,636	18,552,055

		$85,613,911

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – 8.0%
Altice N.V. (a)	640,661	$9,161,318
Bezeq – The Israel Telecommunication Corp. Ltd.	4,253,727	9,368,913
BT Group PLC	1,595,708	11,028,271
Com Hem Holding AB	2,517,689	22,753,701
Hellenic Telecommunications Organization S.A.	1,366,809	13,697,374
Numericable-SFR	164,577	5,975,456
PT XL Axiata Tbk (a)	23,990,000	6,324,981
Quebecor, Inc., “B”	422,607	10,347,565
TDC A.S.	2,355,104	11,682,928
Telus Corp.	231,599	6,403,829
Verizon Communications, Inc.	325,189	15,030,236

		$121,774,572

Utilities – Electric Power – 48.1%
Abengoa Yield PLC (l)	857,428	$16,539,786
AES Corp.	3,759,876	35,982,013
ALLETE, Inc.	104,669	5,320,325
Alliant Energy Corp.	73,310	4,578,210
Ameren Corp.	490,969	21,224,590
American Electric Power Co., Inc.	728,748	42,464,146
Calpine Corp. (a)	2,497,659	36,141,126
China Longyuan Power Group	9,744,000	7,308,433
CMS Energy Corp.	106,468	3,841,365
CPFL Energia S.A. (a)	1,773,234	6,585,450
Dominion Resources, Inc.	204,623	13,840,700
DTE Energy Co.	217,154	17,413,579
Dynegy, Inc. (a)	1,862,410	24,956,294
Edison International	237,444	14,059,059
EDP Renovaveis S.A.	5,553,334	43,703,083
ENEL Green Power International B.V.	1,164,323	2,359,498
Enel S.p.A.	7,590,516	31,749,445
Energias de Portugal S.A.	9,670,053	34,753,435
Energias do Brasil S.A.	2,187,012	6,614,178
Exelon Corp.	2,203,140	61,181,198
FirstEnergy Corp.	394,640	12,521,927
Iberdrola S.A.	1,176,196	8,338,429
NextEra Energy Partners LP	460,499	13,745,895
NextEra Energy, Inc.	791,548	82,233,922
NRG Energy, Inc.	2,266,958	26,682,096
NRG Yield, Inc., “A” (l)	367,558	5,112,732
NRG Yield, Inc., “C” (l)	515,719	7,612,012
PG&E Corp.	477,155	25,379,874
PPL Corp.	2,115,695	72,208,670
Public Service Enterprise Group, Inc.	651,950	25,223,946
Red Electrica de Espana	129,116	10,761,855
Tractebel Energia S.A.	516,900	4,343,906
Xcel Energy, Inc.	307,538	11,043,690

		$735,824,867

Total Common Stocks (Identified Cost, $1,429,393,111)		$1,348,723,028

7

MFS Utilities Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

CONVERTIBLE PREFERRED STOCKS – 9.1%
Energy – Independent – 0.5%
Anadarko Petroleum Corp., 7.5%	220,978	$7,502,203

Natural Gas – Pipeline – 1.4%
Kinder Morgan, Inc., 9.75%	515,804	$20,786,901

Telecommunications – Wireless – 0.7%
American Tower Corp., 5.5%	110,771	$11,187,871

Telephone Services – 0.7%
Frontier Communications Corp., 11.125%	119,293	$10,924,853

Utilities – Electric Power – 5.8%
Dominion Resources, Inc., “A”, 6.125%	208,842	$11,085,333
Dominion Resources, Inc., “B”, 6%	250,075	13,421,525
Dominion Resources, Inc., 6.375%	242,692	11,668,631
Dynegy, Inc., 5.375%	182,737	9,160,606
Exelon Corp., 6.5%	752,666	30,460,393
NextEra Energy, Inc., 5.799%	90,378	4,938,254
NextEra Energy, Inc., 6.371%	136,864	7,230,525

		$87,965,267

Total Convertible Preferred Stocks (Identified Cost, $159,581,320)		$138,367,095

PREFERRED STOCKS – 0.3%
Utilities – Electric Power – 0.3%
Companhia Paranaense de Energia(Identified Cost, $9,811,159)	795,600	$4,698,482

Issuer	Shares/Par	Value ($)

BONDS – 0.1%
Asset-Backed & Securitized – 0.0%
Falcon Franchise Loan LLC, FRN, 6.616%, 1/05/23 (i)(z)	$54,673	$5,495

Cable TV – 0.1%
Neptune Finco Corp., 10.125%, 1/15/23 (n)	$965,000	$1,006,013

Total Bonds (Identified Cost, $968,758)		$1,011,508

MONEY MARKET FUNDS – 2.0%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	31,228,978	$31,228,978

COLLATERAL FOR SECURITIES LOANED – 1.7%
Navigator Securities Lending Prime Portfolio, 0.32%, at Cost and Net Asset Value (j)	25,965,425	$25,965,425

Total Investments (Identified Cost, $1,656,948,751)		$1,549,994,516

OTHER ASSETS, LESS LIABILITIES – (1.4)%		(20,652,907)

NET ASSETS – 100.0%		$1,529,341,609

(a)	Non-income producing security.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,006,013, representing 0.1% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 6.616%, 1/05/23	1/18/02	$3,758	$5,495
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

8

MFS Utilities Series

Portfolio of Investments – continued

Derivative Contracts at 12/31/15

Forward Foreign Currency Exchange Contracts at 12/31/15

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	CAD	UBS AG	221,157	1/15/16	$158,530	$159,833	$1,303
SELL	CAD	Barclays Bank PLC	1,913,000	1/15/16	1,469,643	1,382,548	87,095
SELL	CAD	BNP Paribas S.A.	1,912,000	1/15/16	1,469,826	1,381,826	88,000
SELL	CAD	Citibank N.A.	1,530,000	1/15/16	1,176,196	1,105,750	70,446
SELL	CAD	Deutsche Bank AG	22,948,000	1/15/16	17,635,905	16,584,799	1,051,106
SELL	CAD	JPMorgan Chase Bank N.A.	7,253,000	1/15/16	5,575,195	5,241,832	333,363
SELL	CAD	Merrill Lynch International	3,825,000	1/15/16	2,937,170	2,764,374	172,796
SELL	CAD	Morgan Stanley Capital Services, Inc.	5,927,086	1/15/16	4,484,909	4,283,577	201,332
BUY	EUR	Deutsche Bank AG	4,323,973	1/15/16	4,640,761	4,700,282	59,521
BUY	EUR	HSBC Bank	1,461,109	1/15/16	1,553,734	1,588,268	34,534
BUY	EUR	JPMorgan Chase Bank N.A.	430,015	1/15/16	460,723	467,439	6,716
BUY	EUR	Morgan Stanley Capital Services, Inc.	54,930	1/15/16	59,192	59,710	518
BUY	EUR	UBS AG	559,871	1/15/16	596,777	608,595	11,818
SELL	EUR	BNP Paribas S.A	325,659	1/15/16	354,015	354,000	15
SELL	EUR	Citibank N.A.	10,012,515	1/15/16	11,209,010	10,883,889	325,121
SELL	EUR	Credit Suisse Group	2,559,070	1/15/16	2,866,555	2,781,782	84,773
SELL	EUR	Deutsche Bank AG	80,181,493	1/15/16-3/17/16	89,009,276	87,250,595	1,758,681
SELL	EUR	Goldman Sachs International	1,070,990	1/15/16	1,195,724	1,164,197	31,527
SELL	EUR	JPMorgan Chase Bank N.A.	27,791,815	1/15/16	31,083,689	30,210,495	873,194
SELL	EUR	Merrill Lynch International	3,276,782	1/15/16	3,670,989	3,561,956	109,033
SELL	EUR	State Street Bank and Trust Corp.	192,525	1/15/16	211,331	209,280	2,051
SELL	GBP	Barclays Bank PLC	162,201	1/15/16	241,561	239,124	2,437
SELL	GBP	BNP Paribas S.A.	12,946,809	1/15/16	19,700,797	19,086,737	614,060
SELL	GBP	Credit Suisse Group	162,725	1/15/16	241,364	239,896	1,468
SELL	GBP	JPMorgan Chase Bank N.A.	400,955	1/15/16	594,016	591,105	2,911

							$5,923,819

Liability Derivatives
BUY	CAD	BNP Paribas S.A.	203,698	1/15/16	$154,643	$147,215	$(7,428)
BUY	CAD	Credit Suisse Group	89,731	1/15/16	65,314	64,849	(465)
BUY	CAD	Deutsche Bank AG	386,090	1/15/16	289,062	279,032	(10,030)
BUY	CAD	Goldman Sachs International	89,602	1/15/16	67,104	64,757	(2,347)
BUY	CAD	JPMorgan Chase Bank N.A.	63,996	1/15/16	47,927	46,251	(1,676)
BUY	CAD	Morgan Stanley Capital Services, Inc.	2,131,004	1/15/16	1,601,300	1,540,102	(61,198)
BUY	EUR	Credit Suisse Group	576,932	1/15/16	636,706	627,141	(9,565)
BUY	EUR	Deutsche Bank AG	1,340,313	1/15/16	1,465,543	1,456,958	(8,585)
BUY	EUR	HSBC Bank	2,189,098	1/15/16	2,421,910	2,379,612	(42,298)
BUY	EUR	JPMorgan Chase Bank N.A.	1,410,662	1/15/16	1,542,903	1,533,430	(9,473)
BUY	EUR	Morgan Stanley Capital Services, Inc.	2,128,991	1/15/16	2,341,964	2,314,274	(27,690)
BUY	EUR	State Street Bank and Trust Corp.	696,100	1/15/16	764,095	756,681	(7,414)
BUY	EUR	UBS AG	216,344	1/15/16	237,447	235,173	(2,274)
SELL	EUR	Deutsche Bank AG	158,299	1/15/16	171,740	172,076	(336)
SELL	EUR	HSBC Bank	2,088,223	1/15/16	2,258,872	2,269,957	(11,085)
SELL	EUR	Morgan Stanley Capital Services, Inc.	295,091	1/15/16	314,624	320,772	(6,148)
BUY	GBP	JPMorgan Chase Bank N.A.	499,530	1/15/16	770,246	736,429	(33,817)

							$(241,829)

See Notes to Financial Statements

9

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,625,719,773)	$1,518,765,538
Underlying affiliated funds, at cost and value	31,228,978
Total investments, at value, including $27,166,081 of securities on loan (identified cost, $1,656,948,751)	$1,549,994,516
Receivables for
Forward foreign currency exchange contracts	5,923,819
Investments sold	5,022,287
Fund shares sold	433,210
Interest and dividends	3,708,658
Other assets	9,303
Total assets		$1,565,091,793
Liabilities
Payables for
Forward foreign currency exchange contracts	$241,829
Investments purchased	8,012,670
Fund shares reacquired	1,183,869
Collateral for securities loaned, at value (c)	25,965,425
Payable to affiliates
Investment adviser	61,856
Shareholder servicing costs	622
Distribution and/or service fees	13,243
Payable for independent Trustees’ compensation	15
Accrued expenses and other liabilities	270,655
Total liabilities		$35,750,184
Net assets		$1,529,341,609
Net assets consist of
Paid-in capital	$1,548,448,504
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(101,332,520)
Accumulated net realized gain (loss) on investments and foreign currency	23,586,562
Undistributed net investment income	58,639,063
Net assets		$1,529,341,609
Shares of beneficial interest outstanding		60,444,526

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$561,517,131	21,968,184	$25.56
Service Class	967,824,478	38,476,342	25.15

(c)	Non-cash collateral is not included.

See Notes to Financial Statements

10

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$60,229,576
Interest	3,251,517
Dividends from underlying affiliated funds	40,778
Foreign taxes withheld	(2,135,187)
Total investment income		$61,386,684
Expenses
Management fee	$13,275,258
Distribution and/or service fees	2,856,822
Shareholder servicing costs	73,377
Administrative services fee	295,188
Independent Trustees’ compensation	42,488
Custodian fee	316,150
Shareholder communications	195,163
Audit and tax fees	63,001
Legal fees	15,158
Miscellaneous	44,726
Total expenses		$17,177,331
Fees paid indirectly	(146)
Reduction of expenses by investment adviser	(126,344)
Net expenses		$17,050,841
Net investment income		$44,335,843
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $14,349 country tax)	$33,284,303
Foreign currency	22,241,384
Net realized gain (loss) on investments and foreign currency		$55,525,687
Change in unrealized appreciation (depreciation)
Investments (net of $19,158 decrease in deferred country tax)	$(366,457,003)
Translation of assets and liabilities in foreign currencies	(1,800,016)
Net unrealized gain (loss) on investments and foreign currency translation		$(368,257,019)
Net realized and unrealized gain (loss) on investments and foreign currency		$(312,731,332)
Change in net assets from operations		$(268,395,489)

See Notes to Financial Statements

11

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$44,335,843	$49,245,705
Net realized gain (loss) on investments and foreign currency	55,525,687	143,793,672
Net unrealized gain (loss) on investments and foreign currency translation	(368,257,019)	495,644
Change in net assets from operations	$(268,395,489)	$193,535,021
Distributions declared to shareholders
From net investment income	$(73,039,306)	$(39,350,382)
From net realized gain on investments	(125,288,396)	(73,072,176)
Total distributions declared to shareholders	$(198,327,702)	$(112,422,558)
Change in net assets from fund share transactions	$(11,189,054)	$422,023,434
Total change in net assets	$(477,912,245)	$503,135,897
Net assets
At beginning of period	2,007,253,854	1,504,117,957
At end of period (including undistributed net investment income of $58,639,063 and $62,298,817, respectively)	$1,529,341,609	$2,007,253,854

See Notes to Financial Statements

12

MFS Utilities Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$33.97	$31.88	$27.61	$26.08	$25.27
Income (loss) from investment operations
Net investment income (d)	$0.81	$0.99	$0.94	$0.84	$0.97
Net realized and unrealized gain (loss) on investments and foreign currency	(5.56)	3.13	4.64	2.57	0.70
Total from investment operations	$(4.75)	$4.12	$5.58	$3.41	$1.67
Less distributions declared to shareholders
From net investment income	$(1.38)	$(0.74)	$(0.73)	$(1.88)	$(0.86)
From net realized gain on investments	(2.28)	(1.29)	(0.58)	—	—
Total distributions declared to shareholders	$(3.66)	$(2.03)	$(1.31)	$(1.88)	$(0.86)
Net asset value, end of period (x)	$25.56	$33.97	$31.88	$27.61	$26.08
Total return (%) (k)(r)(s)(x)	(14.54)	12.77	20.60	13.40	6.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.79	0.80	0.82	0.80
Expenses after expense reductions (f)	0.78	0.78	0.80	0.82	0.80
Net investment income	2.59	2.87	3.07	3.11	3.71
Portfolio turnover	42	53	50	51	53
Net assets at end of period (000 omitted)	$561,517	$754,927	$525,386	$476,685	$532,447

See Notes to Financial Statements

13

MFS Utilities Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$33.48	$31.47	$27.27	$25.73	$24.95
Income (loss) from investment operations
Net investment income (d)	$0.72	$0.92	$0.85	$0.71	$0.89
Net realized and unrealized gain (loss) on investments and foreign currency	(5.47)	3.05	4.58	2.59	0.70
Total from investment operations	$(4.75)	$3.97	$5.43	$3.30	$1.59
Less distributions declared to shareholders
From net investment income	$(1.30)	$(0.67)	$(0.65)	$(1.76)	$(0.81)
From net realized gain on investments	(2.28)	(1.29)	(0.58)	—	—
Total distributions declared to shareholders	$(3.58)	$(1.96)	$(1.23)	$(1.76)	$(0.81)
Net asset value, end of period (x)	$25.15	$33.48	$31.47	$27.27	$25.73
Total return (%) (k)(r)(s)(x)	(14.76)	12.47	20.30	13.13	6.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.04	1.05	1.07	1.05
Expenses after expense reductions (f)	1.03	1.03	1.05	1.07	1.05
Net investment income	2.34	2.71	2.82	2.66	3.45
Portfolio turnover	42	53	50	51	53
Net assets at end of period (000 omitted)	$967,824	$1,252,327	$978,732	$837,196	$1,458,257

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Utilities Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value

15

MFS Utilities Series

Notes to Financial Statements – continued

has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,091,025,114	$—	$—	$1,091,025,114
Portugal	—	78,456,519	—	78,456,519
United Kingdom	16,539,786	29,580,327	—	46,120,113
Italy	—	42,616,150	—	42,616,150
Canada	41,655,089	—	—	41,655,089
France	—	25,551,491	—	25,551,491
China	—	24,335,028	—	24,335,028
Sweden	—	22,753,701	—	22,753,701
Brazil	—	22,242,016	—	22,242,016
Other Countries	16,852,658	80,180,726	—	97,033,384
U.S. Corporate Bonds	—	1,006,013	—	1,006,013
Commercial Mortgage-Backed Securities	—	5,495	—	5,495
Mutual Funds	57,194,403	—	—	57,194,403
Total Investments	$1,223,267,050	$326,727,466	$—	$1,549,994,516

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$5,681,990	$—	$5,681,990

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $45,446,820 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $9,368,913 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign

16

MFS Utilities Series

Notes to Financial Statements – continued

exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$5,923,819	$(241,829)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$22,680,588

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$(1,756,812)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

17

MFS Utilities Series

Notes to Financial Statements – continued

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $27,166,081. The fair value of the fund’s investment securities on loan and a related liability of $25,965,425 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $1,835,395. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if

18

MFS Utilities Series

Notes to Financial Statements – continued

any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, derivative transactions, and partnership adjustments.

The tax character of distributions declared to shareholders for the last fiscal year is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$102,302,415	$69,599,950
Long-term capital gains	96,025,287	42,822,608
Total distributions	$198,327,702	$112,422,558

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$1,670,769,017
Gross appreciation	169,438,781
Gross depreciation	(290,213,282)
Net unrealized appreciation (depreciation)	$(120,774,501)
Undistributed ordinary income	64,805,580
Undistributed long-term capital gain	37,406,828
Other temporary differences	(544,802)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$28,015,638	$15,974,531	$46,266,869	$28,015,023
Service Class	45,023,668	23,375,851	79,021,527	45,057,153
Total	$73,039,306	$39,350,382	$125,288,396	$73,072,176

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $126,344, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

19

MFS Utilities Series

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $70,134, which equated to 0.0038% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $3,243.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $5,920 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $742,282,857 and $814,922,832, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	661,936	$20,487,219	1,464,376	$50,703,687
Service Class	5,092,320	157,180,531	5,940,410	201,152,012
	5,754,256	$177,667,750	7,404,786	$251,855,699
Shares issued in connection with acquisition of MFS Utilities Portfolio
Initial Class			5,353,453	$189,030,408
Service Class			3,363,246	117,040,963
			8,716,699	$306,071,371
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,750,185	$74,282,507	1,262,979	$43,989,554
Service Class	4,663,353	124,045,195	1,991,648	68,433,004
	7,413,538	$198,327,702	3,254,627	$112,422,558

20

MFS Utilities Series

Notes to Financial Statements – continued

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(3,669,815)	$(115,152,159)	(2,336,474)	$(79,950,659)
Service Class	(8,683,815)	(272,032,347)	(4,994,588)	(168,375,535)
	(12,353,630)	$(387,184,506)	(7,331,062)	$(248,326,194)
Net change
Initial Class	(257,694)	$(20,382,433)	5,744,334	$203,772,990
Service Class	1,071,858	9,193,379	6,300,716	218,250,444
	814,164	$(11,189,054)	12,045,050	$422,023,434

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $5,858 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	88,762,069	383,507,206	(441,040,297)	31,228,978

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$40,778	$31,228,978

(8)	Acquisitions

At close of business on August 8, 2014, the fund with net assets of approximately $1,675,061,220, acquired all of the assets and liabilities of MFS Utilities Portfolio, a series of MFS Variable Insurance Trust II. The purpose of the transaction was to provide shareholders of MFS Utilities Portfolio the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 8,716,699 shares of the fund (valued at approximately $306,071,371) for all of the assets and liabilities of MFS Utilities Portfolio. MFS Utilities Portfolio then distributed the shares of the fund that MFS Utilities Portfolio received from the fund to its shareholders. MFS Utilities Portfolio’s investments on that date were valued at approximately $295,873,296 with a cost basis of approximately $242,380,563. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Utilities Portfolio were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

21

MFS Utilities Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Series as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

22

MFS Utilities Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

23

MFS Utilities Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

24

MFS Utilities Series

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Claud Davis Maura Shaughnessy

25

MFS Utilities Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and

26

MFS Utilities Series

Board Review of Investment Advisory Agreement – continued

total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

27

MFS Utilities Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $105,628,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 37.16% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2015

MFS® VALUE SERIES

MFS® Variable Insurance Trust

VLU-ANN

MFS® VALUE SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Series

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Value Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	4.7%
Johnson & Johnson	3.5%
Philip Morris International, Inc.	3.4%
Wells Fargo & Co.	3.3%
Accenture PLC, “A”	2.6%
Pfizer, Inc.	2.5%
Travelers Cos., Inc.	2.1%
PPG Industries, Inc.	2.0%
Medtronic PLC	2.0%
Honeywell International, Inc.	2.0%

Equity sectors
Financial Services	27.7%
Health Care	14.2%
Industrial Goods & Services	12.1%
Consumer Staples	10.5%
Energy	6.2%
Basic Materials	5.7%
Leisure	4.3%
Special Products & Services	4.1%
Technology	3.5%
Retailing	3.2%
Utilities & Communications	2.9%
Autos & Housing	2.5%
Transportation	2.2%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Value Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Value Series (“fund”) provided a total return of –0.74%, while Service Class shares of the fund provided a total return of –0.93%. These compare with a return of –3.83% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

An underweight allocation to the energy sector contributed to performance relative to the Russell 1000 Value Index. However, there were no individual stocks within this sector that were among the fund’s largest relative contributors during the period.

Stock selection in both the consumer staples and special products & services sectors also benefited relative returns. Within the consumer staples sector, an overweight position in tobacco company Philip Morris International and holdings of food company General Mills (b) bolstered relative results. Despite FX headwinds, shares of Philip Morris International grew substantially during the period following strong global pricing trends and moderating volume declines. Management also raised its guidance for 2016 which further supported results. Within the special products & services sector, holdings of management consulting firm Accenture (b) and financial technology services provider Fiserv (b) also aided relative returns. The share price of Accenture rose as management posted strong results throughout the period driven primarily by robust revenue and higher operating margins, and raised its revenue growth guidance. The company’s consulting segment was an area of strength during the period and outweighed weaker results in outsourcing.

A combination of stock selection and an underweight position in the utilities & communications sector was another contributor to relative performance. Here, not holding shares of natural gas pipelines operator Kinder Morgan helped relative returns. Kinder Morgan’s share price depreciated during the period after challenging business trends forced the company to cut its annual dividend by 75% to preserve cash. More broadly, weak commodity prices resulted in poor equity share price performance for many energy infrastructure companies, including Kinder Morgan, calling into question their ability to rely on the equity capital markets to fund future growth.

Strong stock selection in the retailing sector was another positive factor for relative performance. Within this sector, not owning shares of retail giant Wal-Mart supported relative results.

Stocks in other sectors that benefited relative results included overweight positions in defense contractor Lockheed Martin and global financial services firm JPMorgan Chase. Shares of Lockheed appreciated in the second half of the year on the back of strong sales and better-than-expected margins. In addition, the company announced its intention to buy aircraft manufacturer Sikorsky and engage in a strategic review of its IT/Tech services business, both of which appeared to have been viewed positively by investors. Additionally, avoiding shares of poor-performing insurance and investment firm Berkshire Hathaway further supported relative performance.

The fund’s cash and/or cash equivalents position during the period also helped relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the fund’s benchmark, holding cash aided performance versus the benchmark, which has no cash position.

3

MFS Value Series

Management Review – continued

Detractors from Performance

Weak stock selection in the health care sector detracted from relative performance. Within this sector, not owning shares of health insurance and Medicare/Medicaid provider UnitedHealth Group and pharmaceutical company Eli Lilly hurt relative results. Shares of UnitedHealth Group rose at the beginning of the reporting period as the company reported better-than-expected earnings due to strong growth in its Medicare, Medicaid and Optum businesses along with well-contained medical costs.

Stock selection in the industrial goods & services sector also weighed on relative returns. Here, not owning shares of diversified industrial conglomerate General Electric and an overweight position in manufacturing conglomerate Tyco International weakened relative performance. Shares of General Electric appreciated towards the end of the year following news that activist investor Trian had made an investment in the industrial conglomerate. The company’s share price was also bolstered by solid earnings results and progress on a number of items to further simplify its business.

Other top relative detractors during the period included not holding shares of strong-performing software giant Microsoft and snack food and beverage producer Mondelez International. Shares of Microsoft rose due to stronger-than-expected earnings owing to solid operating expense controls, improved gross margins and good trends within its consumer businesses. Strong growth in the Cloud business, particularly from the Office 365 and Azure product lines, combined with a lower than expected effective tax rate, buoyed investor sentiment.

An overweight position in weak-performing investment management firm Franklin Resources, an underweight position in shares of telecommunications company AT&T (h), and holdings of media company Viacom (b) and chemical company PPG Industries (b), also hurt relative returns. Shares of Franklin Resources depreciated during the period owing primarily to significant outflows in some of its largest funds, weaker equity fund performance and declines in global equity markets.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Value Series

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/02/02	(0.74)%	11.56%	7.59%
Service Class	1/02/02	(0.93)%	11.29%	7.33%

Comparative benchmark
Russell 1000 Value Index (f)		(3.83)%	11.27%	6.16%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Value Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.73%	$1,000.00	$980.58	$3.64
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
Service Class	Actual	0.98%	$1,000.00	$979.91	$4.89
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Value Series

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.1%
Aerospace – 6.7%
Honeywell International, Inc.	409,718	$42,434,493
Lockheed Martin Corp.	167,093	36,284,245
Northrop Grumman Corp.	118,831	22,436,481
United Technologies Corp.	432,251	41,526,354

		$142,681,573

Alcoholic Beverages – 1.3%
Diageo PLC	1,008,816	$27,510,906

Automotive – 2.0%
Delphi Automotive PLC	186,498	$15,988,474
Harley-Davidson, Inc.	207,640	9,424,780
Johnson Controls, Inc.	431,582	17,043,173

		$42,456,427

Broadcasting – 2.9%
Omnicom Group, Inc.	412,133	$31,181,983
Time Warner, Inc.	251,251	16,248,402
Viacom, Inc., “B”	197,148	8,114,612
Walt Disney Co.	57,284	6,019,403

		$61,564,400

Brokerage & Asset Managers – 2.8%
BlackRock, Inc.	59,778	$20,355,605
Franklin Resources, Inc.	535,600	19,720,792
NASDAQ, Inc.	338,726	19,703,691

		$59,780,088

Business Services – 4.1%
Accenture PLC, “A”	530,195	$55,405,378
Equifax, Inc.	41,290	4,598,467
Fidelity National Information Services, Inc.	283,294	17,167,616
Fiserv, Inc. (a)	113,529	10,383,362

		$87,554,823

Cable TV – 1.2%
Comcast Corp., “A”	440,399	$24,851,716

Chemicals – 5.2%
3M Co.	271,609	$40,915,180
E.I. du Pont de Nemours & Co.	272,684	18,160,754
Monsanto Co.	86,376	8,509,764
PPG Industries, Inc.	436,881	43,172,580

		$110,758,278

Computer Software – 0.8%
Oracle Corp.	486,474	$17,770,895

Computer Software – Systems – 1.2%
International Business Machines Corp.	181,081	$24,920,367

Construction – 0.5%
Stanley Black & Decker, Inc.	104,675	$11,171,963

Consumer Products – 0.7%
Newell Rubbermaid, Inc.	114,149	$5,031,688

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – continued
Procter & Gamble Co.	131,632	$10,452,897

		$15,484,585

Containers – 0.5%
Crown Holdings, Inc. (a)	213,425	$10,820,648

Electrical Equipment – 2.9%
Danaher Corp.	331,627	$30,801,516
Pentair PLC	170,623	8,450,957
Tyco International PLC	737,759	23,527,135

		$62,779,608

Electronics – 1.5%
Analog Devices, Inc.	79,768	$4,412,766
Texas Instruments, Inc.	507,058	27,791,849

		$32,204,615

Energy – Independent – 1.7%
EOG Resources, Inc.	246,713	$17,464,813
Occidental Petroleum Corp.	290,170	19,618,394

		$37,083,207

Energy – Integrated – 2.9%
Chevron Corp.	285,983	$25,727,031
Exxon Mobil Corp.	449,072	35,005,162

		$60,732,193

Food & Beverages – 4.4%
Archer Daniels Midland Co.	302,024	$11,078,240
Danone S.A.	237,487	16,027,375
General Mills, Inc.	556,333	32,078,161
Nestle S.A.	465,657	34,516,201

		$93,699,977

Food & Drug Stores – 1.7%
CVS Health Corp.	379,537	$37,107,332

General Merchandise – 0.9%
Target Corp.	272,559	$19,790,509

Insurance – 8.2%
ACE Ltd.	214,884	$25,109,195
Aon PLC	294,058	27,115,088
Chubb Corp.	162,651	21,574,029
MetLife, Inc.	748,940	36,106,397
Prudential Financial, Inc.	239,372	19,487,275
Travelers Cos., Inc.	399,094	45,041,749

		$174,433,733

Machinery & Tools – 2.5%
Caterpillar, Inc.	91,850	$6,242,126
Cummins, Inc.	47,871	4,213,127
Deere & Co.	72,033	5,493,957
Eaton Corp. PLC	310,561	16,161,594
Illinois Tool Works, Inc.	178,461	16,539,765

7

MFS Value Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – continued
Parker Hannifin Corp.	50,376	$4,885,464

		$53,536,033

Major Banks – 12.8%
Bank of New York Mellon Corp.	587,025	$24,197,171
Goldman Sachs Group, Inc.	218,546	39,388,546
JPMorgan Chase & Co.	1,527,914	100,888,161
PNC Financial Services Group, Inc.	194,811	18,567,436
State Street Corp.	264,913	17,579,627
Wells Fargo & Co.	1,309,551	71,187,192

		$271,808,133

Medical & Health Technology & Services – 1.1%
Express Scripts Holding Co. (a)	270,576	$23,651,048

Medical Equipment – 5.0%
Abbott Laboratories	539,248	$24,217,628
Medtronic PLC	560,067	43,080,354
St. Jude Medical, Inc.	225,663	13,939,204
Thermo Fisher Scientific, Inc.	184,426	26,160,828

		$107,398,014

Oil Services – 1.6%
Baker Hughes, Inc.	32,622	$1,505,505
National Oilwell Varco, Inc.	323,566	10,836,225
Schlumberger Ltd.	323,586	22,570,124

		$34,911,854

Other Banks & Diversified Financials – 4.0%
American Express Co.	301,922	$20,998,675
BB&T Corp.	256,940	9,714,901
Citigroup, Inc.	269,310	13,936,793
U.S. Bancorp	947,881	40,446,082

		$85,096,451

Pharmaceuticals – 8.1%
Johnson & Johnson	732,606	$75,253,288
Merck & Co., Inc.	575,563	30,401,238
Novartis AG	78,220	6,685,979
Pfizer, Inc.	1,668,531	53,860,181
Roche Holding AG	22,236	6,127,978

		$172,328,664

Printing & Publishing – 0.2%
McGraw-Hill Cos., Inc.	41,486	$4,089,690
Time, Inc.	23,635	370,360

		$4,460,050

Railroad & Shipping – 0.9%
Canadian National Railway Co.	189,517	$10,590,210
Union Pacific Corp.	100,623	7,868,719

		$18,458,929

Specialty Stores – 0.5%
Advance Auto Parts, Inc.	43,434	$6,537,251
Bed Bath & Beyond, Inc. (a)	77,017	3,716,070

		$10,253,321

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – 0.2%
Vodafone Group PLC	1,597,256	$5,166,364

Telephone Services – 1.7%
Verizon Communications, Inc.	772,542	$35,706,891

Tobacco – 4.1%
Altria Group, Inc.	237,000	$13,795,770
Philip Morris International, Inc.	831,115	73,063,320

		$86,859,090

Trucking – 1.3%
United Parcel Service, Inc., “B”	297,628	$28,640,742

Utilities – Electric Power – 1.0%
Duke Energy Corp.	224,083	$15,997,285
Xcel Energy, Inc.	122,254	4,390,141

		$20,387,426

Total Common Stocks (Identified Cost, $1,421,645,962)		$2,113,820,853

MONEY MARKET FUNDS – 0.8%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	16,597,492	$16,597,492

Total Investments (Identified Cost, $1,438,243,454)		$2,130,418,345

OTHER ASSETS, LESS LIABILITIES – 0.1%		2,146,486

NET ASSETS – 100.0%		$2,132,564,831

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,421,645,962)	$2,113,820,853
Underlying affiliated funds, at cost and value	16,597,492
Total investments, at value (identified cost, $1,438,243,454)	$2,130,418,345
Cash	38,222
Foreign currency, at value (identified cost, $30)	30
Receivables for
Fund shares sold	229,479
Interest and dividends	4,344,894
Other assets	12,517
Total assets		$2,135,043,487
Liabilities
Payable for fund shares reacquired	$2,181,441
Payable to affiliates
Investment adviser	89,483
Shareholder servicing costs	241
Distribution and/or service fees	16,203
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	191,275
Total liabilities		$2,478,656
Net assets		$2,132,564,831
Net assets consist of
Paid-in capital	$1,224,656,701
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	692,092,063
Accumulated net realized gain (loss) on investments and foreign currency	171,608,591
Undistributed net investment income	44,207,476
Net assets		$2,132,564,831
Shares of beneficial interest outstanding		116,913,594

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$964,810,627	52,453,416	$18.39
Service Class	1,167,754,204	64,460,178	18.12

See Notes to Financial Statements

9

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$65,222,070
Interest	23,255
Dividends from underlying affiliated funds	21,115
Foreign taxes withheld	(349,256)
Total investment income		$64,917,184
Expenses
Management fee	$16,480,257
Distribution and/or service fees	3,332,624
Shareholder servicing costs	60,474
Administrative services fee	381,875
Independent Trustees’ compensation	43,875
Custodian fee	154,826
Shareholder communications	199,491
Audit and tax fees	54,985
Legal fees	18,790
Miscellaneous	52,928
Total expenses		$20,780,125
Fees paid indirectly	(56)
Reduction of expenses by investment adviser	(165,147)
Net expenses		$20,614,922
Net investment income		$44,302,262
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$180,270,245
Foreign currency	(90,055)
Net realized gain (loss) on investments and foreign currency		$180,180,190
Change in unrealized appreciation (depreciation)
Investments	$(248,397,895)
Translation of assets and liabilities in foreign currencies	(23,539)
Net unrealized gain (loss) on investments and foreign currency translation		$(248,421,434)
Net realized and unrealized gain (loss) on investments and foreign currency		$(68,241,244)
Change in net assets from operations		$(23,938,982)

See Notes to Financial Statements

10

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$44,302,262	$51,498,481
Net realized gain (loss) on investments and foreign currency	180,180,190	201,212,369
Net unrealized gain (loss) on investments and foreign currency translation	(248,421,434)	(8,868,742)
Change in net assets from operations	$(23,938,982)	$243,842,108
Distributions declared to shareholders
From net investment income	$(51,498,261)	$(36,745,114)
From net realized gain on investments	(137,834,650)	(80,580,203)
Total distributions declared to shareholders	$(189,332,911)	$(117,325,317)
Change in net assets from fund share transactions	$(254,692,255)	$(20,388,062)
Total change in net assets	$(467,964,148)	$106,128,729
Net assets
At beginning of period	2,600,528,979	2,494,400,250
At end of period (including undistributed net investment income of $44,207,476 and $51,493,530, respectively)	$2,132,564,831	$2,600,528,979

See Notes to Financial Statements

11

MFS Value Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$20.34	$19.28	$14.40	$12.68	$12.98
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.44	$0.30	$0.28	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(0.67)	1.55	4.83	1.77	(0.30)
Total from investment operations	$(0.27)	$1.99	$5.13	$2.05	$(0.06)
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.31)	$(0.20)	$(0.23)	$(0.19)
From net realized gain on investments	(1.20)	(0.62)	(0.05)	(0.10)	(0.05)
Total distributions declared to shareholders	$(1.68)	$(0.93)	$(0.25)	$(0.33)	$(0.24)
Net asset value, end of period (x)	$18.39	$20.34	$19.28	$14.40	$12.68
Total return (%) (k)(r)(s)(x)	(0.74)	10.51	35.89	16.26	(0.30)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.73	0.73	0.78	0.79
Expenses after expense reductions (f)	0.73	0.72	0.73	0.78	0.79
Net investment income	2.00	2.23	1.74	2.02	1.81
Portfolio turnover	13	13	15	16	18
Net assets at end of period (000 omitted)	$964,811	$1,118,647	$1,090,381	$988,594	$352,752

See Notes to Financial Statements

12

MFS Value Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$20.05	$19.03	$14.22	$12.54	$12.83
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.38	$0.25	$0.24	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(0.65)	1.52	4.78	1.74	(0.27)
Total from investment operations	$(0.31)	$1.90	$5.03	$1.98	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.26)	$(0.17)	$(0.20)	$(0.17)
From net realized gain on investments	(1.20)	(0.62)	(0.05)	(0.10)	(0.05)
Total distributions declared to shareholders	$(1.62)	$(0.88)	$(0.22)	$(0.30)	$(0.22)
Net asset value, end of period (x)	$18.12	$20.05	$19.03	$14.22	$12.54
Total return (%) (k)(r)(s)(x)	(0.93)	10.20	35.59	15.88	(0.47)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.98	0.98	1.03	1.04
Expenses after expense reductions (f)	0.98	0.97	0.98	1.03	1.04
Net investment income	1.76	1.99	1.49	1.76	1.58
Portfolio turnover	13	13	15	16	18
Net assets at end of period (000 omitted)	$1,167,754	$1,481,882	$1,404,019	$1,022,722	$831,481

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Value Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

14

MFS Value Series

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,007,195,840	$—	$—	$2,007,195,840
Switzerland	—	47,330,158	—	47,330,158
United Kingdom	—	32,677,270	—	32,677,270
France	—	16,027,375	—	16,027,375
Canada	10,590,210	—	—	10,590,210
Mutual Funds	16,597,492	—	—	16,597,492
Total Investments	$2,034,383,542	$96,034,803	$—	$2,130,418,345

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2015, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the

15

MFS Value Series

Notes to Financial Statements – continued

fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$57,140,588	$83,022,402
Long-term capital gains	132,192,323	34,302,915
Total distributions	$189,332,911	$117,325,317

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$1,447,849,221
Gross appreciation	704,831,516
Gross depreciation	(22,262,392)
Net unrealized appreciation (depreciation)	$682,569,124
Undistributed ordinary income	46,253,835
Undistributed long-term capital gain	179,167,999
Other temporary differences	(82,828)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

16

MFS Value Series

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$23,725,000	$17,440,139	$59,539,845	$35,286,353
Service Class	27,773,261	19,304,975	78,294,805	45,293,850
Total	$51,498,261	$36,745,114	$137,834,650	$80,580,203

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $165,147, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $58,965, which equated to 0.0025% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $1,509.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent

17

MFS Value Series

Notes to Financial Statements – continued

Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $7,594 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $295,564,374 and $665,573,783, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,231,454	$42,370,134	1,907,102	$36,814,672
Service Class	7,197,931	136,498,386	11,164,519	216,843,288
	9,429,385	$178,868,520	13,071,621	$253,657,960
Shares issued in connection with acquisition of MFS Value Portfolio
Initial Class			7,020,532	$138,866,125
Service Class			9,696,511	188,984,993
			16,717,043	$327,851,118
Shares issued to shareholders in reinvestment of distributions
Initial Class	4,874,991	$83,264,845	2,709,480	$52,726,492
Service Class	6,298,579	106,068,066	3,364,522	64,598,825
	11,173,570	$189,332,911	6,074,002	$117,325,317
Shares reacquired
Initial Class	(9,654,481)	$(191,553,797)	(13,190,894)	$(259,093,870)
Service Class	(22,944,915)	(431,339,889)	(24,112,024)	(460,128,587)
	(32,599,396)	$(622,893,686)	(37,302,918)	$(719,222,457)
Net change
Initial Class	(2,548,036)	$(65,918,818)	(1,553,780)	$(30,686,581)
Service Class	(9,448,405)	(188,773,437)	113,528	10,298,519
	(11,996,441)	$(254,692,255)	(1,440,252)	$(20,388,062)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 8%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $7,660 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Value Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,800	454,807,816	(438,212,124)	16,597,492

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$21,115	$16,597,492

(8)	Acquisitions

At close of business on August 8, 2014, the fund with net assets of approximately $2,239,425,210, acquired all of the assets and liabilities of MFS Value Portfolio, a series of Variable Insurance Trust II. The purpose of the transaction was to provide shareholders of MFS Value Portfolio the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 16,717,043 shares of the fund (valued at approximately $327,851,118) for all of the assets and liabilities of MFS Value Portfolio. MFS Value Portfolio then distributed the shares of the fund that MFS Value Portfolio received from the fund to its shareholders. MFS Value Portfolio’s investments on that date were valued at approximately $328,251,524 with a cost basis of approximately $209,873,974. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Value Portfolio were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

19

MFS Value Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Value Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Series (one of the series of MFS Variable Insurance Trust) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Series as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

20

MFS Value Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

21

MFS Value Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

22

MFS Value Series

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham

23

MFS Value Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Value Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

25

MFS Value Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $145,412,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 89.13% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Each of the following series of the Registrant did not have shareholders as of period end: MFS Core Equity Series, MFS Investors Growth Stock Series, and MFS Research International Series. For further information, please see the introductory footnote.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification. Effective January 1, 2016, Mr. Steven E. Buller became a member of the Audit Committee and has been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Mr. Buller is an “independent” member of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). Effective January 1, 2016, Ms. Laurie J. Thomsen is no longer a member of the Audit Committee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2015 and 2014, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2015	2014
Fees billed by Deloitte:
MFS Core Equity Series+	0	44,083
MFS Global Equity Series	44,069	43,306
MFS Growth Series	44,860	44,083
MFS Investors Growth Stock Series+	0	43,306
MFS Investors Trust Series	44,069	43,306
MFS Mid Cap Growth Series	44,069	43,306
MFS New Discovery Series	44,069	43,306
MFS Research International Series+	0	43,297
MFS Research Series	44,960	44,083
MFS Total Return Bond Series	63,126	61,946
MFS Total Return Series	62,179	61,113
MFS Utilities Series	44,169	43,306
MFS Value Series	44,860	44,083

Total	480,430	602,524

For the fiscal years ended December 31, 2015 and 2014, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS Core Equity Series+	0	4,900	7,743	5,057	13	1,005
To MFS Growth Series	2,400	2,400	5,143	5,057	294	1,119
To MFS Global Equity Series	2,400	2,400	5,143	5,057	12	1,005
To MFS Investors Growth Stock Series+	0	4,900	7,743	5,057	76	1,033
To MFS Investors Trust Series	2,400	2,400	5,143	5,057	119	1,054
To MFS Mid Cap Growth Series	2,400	2,400	5,143	5,057	90	1,039
To MFS New Discovery Series	2,400	4,900	5,143	5,057	169	1,076
To MFS Research International Series+	0	4,900	7,743	5,057	27	1,012

To MFS Research Series	2,400	2,400	5,143	5,057	144	1,063
To MFS Total Return Bond Series	2,400	2,400	5,143	5,057	583	1,237
To MFS Total Return Series	2,400	2,400	5,143	5,057	598	1,234
To MFS Utilities Series	2,400	4,900	5,143	5,057	342	1,139
To MFS Value Series	2,400	4,900	5,143	5,057	472	1,204
Total fees billed by Deloitte To above Funds:	24,000	46,200	74,659	65,471	2,939	14,220

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Core Equity Series*+	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Growth Series*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Global Equity Series*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Investors Growth Stock Series*+	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Investors Trust Series*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Mid Cap Growth Series*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS New Discovery Series*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Research International Series*+	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Research Series*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Total Return Bond Series*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Total Return Series*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Utilities Series*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Value Series*	186,019	1,686,271	0	0	5,000	0

	Aggregate fees for non-audit services:
	2015	2014
Fees billed by Deloitte:
To MFS Core Equity Series, MFS and MFS Related Entities#+	198,775	1,700,571
To MFS Growth Series, MFS and MFS Related Entities#	198,856	1,698,185
To MFS Global Equity Series, MFS and MFS Related Entities#	198,574	1,698,071
To MFS Investors Growth Stock Series, MFS and MFS Related Entities#+	198,838	1,700,599
To MFS Investors Trust Series, MFS and MFS Related Entities#	198,681	1,698,120
To MFS Mid Cap Growth Series, MFS and MFS Related Entities#	198,652	1,698,105
To MFS New Discovery Series, MFS and MFS Related Entities#	198,731	1,700,642
To MFS Research International Series, MFS and MFS Related Entities#+	198,789	1,700,578
To MFS Research Series, MFS and MFS Related Entities#	198,706	1,698,129
To MFS Total Return Bond Series, MFS and MFS Related Entities#	199,145	1,698,303
To MFS Total Return Series, MFS and MFS Related Entities#	199,160	1,698,300
To MFS Utilities Series, MFS and MFS Related Entities#	198,904	1,700,705
To MFS Value Series, MFS and MFS Related Entities#	199,034	1,700,770

+	The MFS Core Equity Series, MFS Investors Growth Stock Series, and MFS Research International Series were reorganized into the MFS Core Equity Portfolio, MFS Massachusetts Investors Growth Stock Portfolio, and MFS Research International Portfolio, respectively, all are a series of the MFS Variable Insurance Trust II, as of March 27, 2015.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: February 16, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: February 16, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 16, 2016

*	Print name and title of each signing officer under his or her signature.